                            PIMCO Funds Prospectus





Multi-Manager         STOCK FUNDS                     Growth Fund
Series: Class         Equity Income Fund              Mid Cap Growth Fund
A, B, C Shares        Renaissance Fund                Target Fund
February 5, 1998      Value Fund
                      Capital Appreciation Fund


                      AGGRESSIVE STOCK FUNDS
                      Small Cap Value Fund            Opportunity Fund


                      INTERNATIONAL STOCK FUNDS
                      International Developed Fund    Emerging Markets Fund
                      International Fund


                      SPECIALIZED STOCK FUNDS
                      Innovation Fund                 Precious Metals Fund


                      STOCK AND BOND FUNDS
                      Balanced Fund


                      BOND FUNDS
                      Tax Exempt Fund



                                                                PIMCO
                                                                  FUNDS

PIMCO Funds: Multi-Manager Series

Prospectus

February 5, 1998

PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end series management investment company offering sixteen separate diversified investment portfolios (each a "Fund") in this Prospectus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

Each Fund (except the Opportunity Fund) offers three classes of shares in this
Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Opportunity Fund does not offer Class B shares. Through a separate prospectus, certain Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares. See "Alternative Purchase Arrangements."

This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated February 5, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



TABLE OF CONTENTS


PIMCO Funds Overview..........................................3
Schedule of Fees..............................................4
Financial Highlights..........................................8
Investment Objectives and Policies...........................16
Characteristics and Risks of Securities
 and Investment Techniques...................................25
Performance Information......................................38
How to Buy Shares............................................39
Alternative Purchase Arrangements ...........................43
Exchange Privilege...........................................51
How to Redeem................................................52
Distributor and Distribution and
Servicing Plans..............................................56
How Net Asset Value Is Determined............................59
Distributions................................................60
Taxes........................................................61
Management of the Trust......................................62
Description of the Trust.....................................68
Mailings to Shareholders.....................................69

2   PIMCO Funds: Multi-Manager Series

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment adviser of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approxi-mately $200 billion in assets under management. Each of the Funds also has a sub-adviser (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are affiliates of PIMCO Advisors except for Van Eck Asso-ciates Corporation ("Van Eck"), an independent Portfolio Manager that advises the Precious Metals Fund. The affiliated Portfolio Managers are listed below.


                                   INVESTMENT SPECIALTY
              ---------------------------------------------------------------------------
           COLUMBUS CIRCLE         Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus    Surprise" discipline
           Circle")
                                   ------------------------------------------------------
           CADENCE CAPITAL         Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")  believes are trading at a reasonable price
                                   ------------------------------------------------------
           NFJ INVESTMENT GROUP    Value stocks that the Portfolio Manager believes are
           ("NFJ")                 undervalued and/or offer above-average dividend yields
                                   ------------------------------------------------------
           BLAIRLOGIE CAPITAL      International stocks
           MANAGEMENT
           ("Blairlogie")
                                   ------------------------------------------------------
           PACIFIC INVESTMENT      All sectors of the bond market using its total return
           MANAGEMENT COMPANY      philosophy--seeking both yield and capital
           ("Pacific Investment    appreciation
           Management")

                          FUND NAME         INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS (/1/)  PORTFOLIO MANAGER
           --------------------------------------------------------------------------------------------------------
FUND
PROFILES   STOCK FUNDS    Equity            Current income as a      Common stocks with below-  NFJ
                          Income            primary objective; long- average price to earnings
                                            term growth of capital   ratios and higher dividend
                                            as a secondary objective yields relative to their
                                                                     industry groups
                      ---------------------------------------------------------------------------------------------
                          Renaissance       Long-term growth of      Income-producing stocks    Columbus Circle
                                            capital and income       and convertible securities
                                                                     of companies with small,
                                                                     medium and large market
                                                                     capitalizations
                      ---------------------------------------------------------------------------------------------
                          Value             Long-term growth of      Common stocks with below-  NFJ
                                            capital and income       average price to earnings
                                                                     ratios relative to their
                                                                     industry groups
                      ---------------------------------------------------------------------------------------------
                          Capital           Growth of capital        Common stocks of companies Cadence
                          Appreciation                               with market
                                                                     capitalizations of at
                                                                     least $100 million that
                                                                     have improving
                                                                     fundamentals and whose
                                                                     stock is reasonably valued
                                                                     by the market
                      ---------------------------------------------------------------------------------------------
                          Growth            Long-term growth of      Common stocks of companies Columbus Circle
                                            capital; income is       with medium to large
                                            incidental               market capitalizations
                      ---------------------------------------------------------------------------------------------
                          Mid Cap           Growth of capital        Common stocks of companies Cadence
                          Growth                                     with market
                                                                     capitalizations in excess
                                                                     of $500 million that have
                                                                     improving fundamentals and
                                                                     whose stock is reasonably
                                                                     valued by the market
                      ---------------------------------------------------------------------------------------------
                          Target            Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with medium market
                                            income                   capitalizations
           --------------------------------------------------------------------------------------------------------
           AGGRESSIVE     Small Cap         Long-term growth of      Common stocks of companies NFJ
           STOCK FUNDS    Value             capital and income       with market
                                                                     capitalizations between
                                                                     $50 million and $1 billion
                                                                     and below-average price to
                                                                     earnings ratios relative
                                                                     to their industry groups
                      ---------------------------------------------------------------------------------------------
                          Opportunity (/2/) Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with small market
                                            income                   capitalizations (less than
                                                                     $1.5 billion)
           --------------------------------------------------------------------------------------------------------
           INTERNATIONAL  International     Long-term growth of      Diversified portfolio of   Blairlogie
           STOCK FUNDS    Developed         capital                  international equity
                                                                     securities (developed
                                                                     markets)
                      ---------------------------------------------------------------------------------------------
                          International     Capital appreciation;    Non-U.S. stocks of         Blairlogie
                                            income is                companies with small,
                                            incidental               medium and large market
                                                                     capitalizations (developed
                                                                     and emerging markets)
                      ---------------------------------------------------------------------------------------------
                          Emerging          Long-term growth of      Common stocks of companies Blairlogie
                          Markets           capital                  located in emerging market
                                                                     countries
           --------------------------------------------------------------------------------------------------------
           SPECIALIZED    Innovation        Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS                      consideration given to   with small, medium and
                                            income                   large market
                                                                     capitalizations
                                                                     (technology-related
                                                                     stocks)
                      ---------------------------------------------------------------------------------------------
                          Precious          Capital appreciation; no U.S. and non-U.S. stocks   Van Eck
                          Metals            consideration given to   of companies with medium
                                            income                   and large market
                                                                     capitalizations (precious
                                                                     metals-related stocks)
           --------------------------------------------------------------------------------------------------------
           STOCK &        Balanced          Total return consistent  Common stocks, fixed       Cadence, NFJ and Pacific
           BOND FUNDS                       with prudent investment  income securities and      Investment Management
                                            management               money market instruments
           --------------------------------------------------------------------------------------------------------
           BOND FUNDS     Tax Exempt        High current income      Investment grade municipal Columbus Circle
                                            exempt from federal      securities (tax-exempt
                                            income tax, consistent   bonds)
                                            with preservation of
                                            capital




            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.
            2. Except to the extent described under "How to Buy Shares--Lim-ited Offering of Shares of the Opportunity Fund to New Investors," the Opportunity Fund is closed to new investors. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."


                                             February 5, 1998 Prospectus       3

            Schedule of Fees

                                               CLASS A     CLASS B       CLASS C
                                               SHARES      SHARES(/1/)   SHARES
              ---------------------------------------------------------------------
SHAREHOLDER   MAXIMUM INITIAL SALES CHARGE
TRANSACTION    IMPOSED ON PURCHASES
EXPENSES       (as a percentage of offering
               price at time of purchase)
                ALL FUNDS EXCEPT THE TAX EX-
                 EMPT FUND                      5.50%         None        None
                TAX EXEMPT FUND                 4.50%         None        None
              ---------------------------------------------------------------------
              MAXIMUM SALES CHARGE IMPOSED
               ON REINVESTED DIVIDENDS
               (as a percentage of net asset
               value at time of purchase)        None         None        None
              ---------------------------------------------------------------------
              MAXIMUM CONTINGENT DEFERRED
               SALES CHARGE ("CDSC")
               (as a percentage of original
               purchase price)                     1%(/2/)      5%(/3/)     1%(/4/)
              ---------------------------------------------------------------------
              EXCHANGE FEE                       None         None        None

            1. The Opportunity Fund does not offer Class B shares.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                                                    EXAMPLE: You would pay the
                                                                                  following expenses on a $1,000
                                                                                  investment assuming (1) 5%
                                                                                  annual return and (2)
                                     ANNUAL FUND OPERATING EXPENSES               redemption at the end
                                     (As a percentage of average net assets):     of each time period:
                                                                      TOTAL
                                                ADMINI-               FUND
                                     ADVISORY   STRATIVE   12B-1      OPERATING   YEAR
            FUND                     FEES       FEES(/1/)  FEES(/2/)  EXPENSES    1       3       5        10
            -------------------------------------------------------------------------------------------------------
CLASS A     EQUITY INCOME                  .45%       .40%       .25%       1.10% $    66 $    88 $    112 $    182
SHARES      -------------------------------------------------------------------------------------------------------
            RENAISSANCE                    .60        .40        .25        1.25       67      92      120      198
            -------------------------------------------------------------------------------------------------------
            VALUE                          .45        .40        .25        1.10       66      88      112      182
            -------------------------------------------------------------------------------------------------------
            CAPITAL
             APPRECIATION                  .45        .40        .25        1.10       66      88      112      182
            -------------------------------------------------------------------------------------------------------
            GROWTH                         .50        .40        .25        1.15       66      90      115      187
            -------------------------------------------------------------------------------------------------------
            MID CAP GROWTH                 .45        .40        .25        1.10       66      88      112      182
            -------------------------------------------------------------------------------------------------------
            TARGET                         .55        .40        .25        1.20       67      91      117      192
            -------------------------------------------------------------------------------------------------------
            SMALL CAP VALUE                .60        .40        .25        1.25       67      92      120      198
            -------------------------------------------------------------------------------------------------------
            OPPORTUNITY                    .65        .40        .25        1.30       68      94      122      203
            -------------------------------------------------------------------------------------------------------
            INTERNATIONAL DEVELOPED        .60        .65        .25        1.50       69     100      132      224
            -------------------------------------------------------------------------------------------------------
            INTERNATIONAL                  .55        .65        .25        1.45       69      98      130      219
            -------------------------------------------------------------------------------------------------------
            EMERGING MARKETS               .85        .65        .25        1.75       72     107      145      250
            -------------------------------------------------------------------------------------------------------
            INNOVATION                     .65        .40        .25        1.30       68      94      122      203
            -------------------------------------------------------------------------------------------------------
            PRECIOUS METALS                .60        .45        .25        1.30       68      94      122      203
            -------------------------------------------------------------------------------------------------------
            BALANCED                       .45        .40        .25        1.10       66      88      112      182
            -------------------------------------------------------------------------------------------------------
            TAX EXEMPT                     .30        .40        .25         .95       54      74       95      156


                                      EXAMPLE: You would pay the
                                     following expenses on a $1,000
                                     investment assuming (1) 5%
                                     annual return and (2) no
                                     redemption:
                                     YEAR
            FUND                     1       3       5        10
            -----------------------------------------------------------------
            EQUITY INCOME            $    66 $    88 $    112 $    182
            -----------------------------------------------------------------
            RENAISSANCE                   67      92      120      198
            -----------------------------------------------------------------
            VALUE                         66      88      112      182
            -----------------------------------------------------------------
            CAPITAL
             APPRECIATION                 66      88      112      182
            -----------------------------------------------------------------
            GROWTH                        66      90      115      187
            -----------------------------------------------------------------
            MID CAP GROWTH                66      88      112      182
            -----------------------------------------------------------------
            TARGET                        67      91      117      192
            -----------------------------------------------------------------
            SMALL CAP VALUE               67      92      120      198
            -----------------------------------------------------------------
            OPPORTUNITY                   68      94      122      203
            -----------------------------------------------------------------
            INTERNATIONAL DEVELOPED       69     100      132      224
            -----------------------------------------------------------------
            INTERNATIONAL                 69      98      130      219
            -----------------------------------------------------------------
            EMERGING MARKETS              72     107      145      250
            -----------------------------------------------------------------
            INNOVATION                    68      94      122      203
            -----------------------------------------------------------------
            PRECIOUS METALS               68      94      122      203
            -----------------------------------------------------------------
            BALANCED                      66      88      112      182
            -----------------------------------------------------------------
              AX EXEMPT                    54      74       95      156

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Admin-istrative Fees."
            2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribu-tion and Servicing Plans."

4   PIMCO Funds: Multi-Manager Series

                                                                                   EXAMPLE: You would pay the
                                                                                   following expenses on a $1,000
                                                                                   investment assuming (1) 5%
                                     ANNUAL FUND OPERATING EXPENSES                annual return and (2) redemption
                                     (As a percentage of average net assets):      at the end of each time period:
                                                                       TOTAL
                                                ADMINI-                FUND
                                     ADVISORY   STRATIVE   12B-1       OPERATING   YEAR
            FUND                     FEES       FEES(/1/)  FEES(/2/)   EXPENSES    1        3       5        10
            ---------------------------------------------------------------------------------------------------------
CLASS B     EQUITY INCOME                  .45%       .40%       1.00%       1.85% $    69  $    88 $    120 $    188
SHARES      ---------------------------------------------------------------------------------------------------------
            RENAISSANCE                    .60        .40        1.00        2.00       70       93      128      204
            ---------------------------------------------------------------------------------------------------------
            VALUE                          .45        .40        1.00        1.85       69       88      120      188
            ---------------------------------------------------------------------------------------------------------
            CAPITAL APPRECIATION           .45        .40        1.00        1.85       69       88      120      188
            ---------------------------------------------------------------------------------------------------------
            GROWTH                         .50        .40        1.00        1.90       69       90      123      193
            ---------------------------------------------------------------------------------------------------------
            MID CAP GROWTH                 .45        .40        1.00        1.85       69       88      120      188
            ---------------------------------------------------------------------------------------------------------
            TARGET                         .55        .40        1.00        1.95       70       91      125      198
            ---------------------------------------------------------------------------------------------------------
            SMALL CAP VALUE                .60        .40        1.00        2.00       70       93      128      204
            ---------------------------------------------------------------------------------------------------------
            INTERNATIONAL DEVELOPED        .60        .65        1.00        2.25       73      100      140      230
            ---------------------------------------------------------------------------------------------------------
            INTERNATIONAL                  .55        .65        1.00        2.20       72       99      138      225
            ---------------------------------------------------------------------------------------------------------
            EMERGING MARKETS               .85        .65        1.00        2.50       75      108      153      256
            ---------------------------------------------------------------------------------------------------------
            INNOVATION                     .65        .40        1.00        2.05       71       94      130      209
            ---------------------------------------------------------------------------------------------------------
            PRECIOUS METALS                .60        .45        1.00        2.05       71       94      130      209
            ---------------------------------------------------------------------------------------------------------
            BALANCED                       .45        .40        1.00        1.85       69       88      120      188
            ---------------------------------------------------------------------------------------------------------
            TAX EXEMPT                     .30        .40        1.00        1.70       67       84      112      171

                                     EXAMPLE: You would pay the
                                     following expenses on a $1,000
                                     investment assuming (1) 5%
                                     annual return and (2) no
                                     redemption:
                                     YEAR
            FUND                     1       3       5        10
            -------------------------------------------------------------
            EQUITY INCOME            $    19 $    58 $    100 $    188
            -------------------------------------------------------------
            RENAISSANCE                   20      63      108      204
            -------------------------------------------------------------
            VALUE                         19      58      100      188
            -------------------------------------------------------------
            CAPITAL APPRECIATION          19      58      100      188
            -------------------------------------------------------------
            GROWTH                        19      60      103      193
            -------------------------------------------------------------
            MID CAP GROWTH                19      58      100      188
            -------------------------------------------------------------
            TARGET                        20      61      105      198
            -------------------------------------------------------------
            SMALL CAP VALUE               20      63      108      204
            -------------------------------------------------------------
            INTERNATIONAL DEVELOPED       23      70      120      230
            -------------------------------------------------------------
            INTERNATIONAL                 22      69      118      225
            -------------------------------------------------------------
            EMERGING MARKETS              25      78      133      256
            -------------------------------------------------------------
            INNOVATION                    21      64      110      209
            -------------------------------------------------------------
            PRECIOUS METALS               21      64      110      209
            -------------------------------------------------------------
            BALANCED                      19      58      100      188
            -------------------------------------------------------------
            TAX EXEMPT                    17      54       92      171

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
                                                 February 5, 1998 Prospectus   5

                                                                                EXAMPLE: You would pay the
                                                                                following expenses on a $1,000
                                                                                investment assuming (1) 5%
                                     ANNUAL FUND OPERATING EXPENSES             annual return and (2) redemption
                                     (As a percentage of average net assets):   at the end of each time period:
                                                                     TOTAL
                                               ADMINI-               FUND
                                     ADVISORY  STRATIVE   12B-1      OPERATING  YEAR
            FUND                     FEES      FEES(/1/)  FEES(/2/)  EXPENSES   1        3       5        10
            ------------------------------------------------------------------------------------------------------
CLASS C     EQUITY INCOME            .45%      .40%       1.00%      1.85%      $    29  $    58 $    100 $    217
SHARES      ------------------------------------------------------------------------------------------------------
            RENAISSANCE              .60       .40        1.00       2.00            30       63      108      233
            ------------------------------------------------------------------------------------------------------
            VALUE                    .45       .40        1.00       1.85            29       58      100      217
            ------------------------------------------------------------------------------------------------------
            CAPITAL APPRECIATION     .45       .40        1.00       1.85            29       58      100      217
            ------------------------------------------------------------------------------------------------------
            GROWTH                   .50       .40        1.00       1.90            29       60      103      222
            ------------------------------------------------------------------------------------------------------
            MID CAP GROWTH           .45       .40        1.00       1.85            29       58      100      217
            ------------------------------------------------------------------------------------------------------
            TARGET                   .55       .40        1.00       1.95            30       61      105      227
            ------------------------------------------------------------------------------------------------------
            SMALL CAP VALUE          .60       .40        1.00       2.00            30       63      108      233
            ------------------------------------------------------------------------------------------------------
            OPPORTUNITY              .65       .40        1.00       2.05            31       64      110      238
            ------------------------------------------------------------------------------------------------------
            INTERNATIONAL DEVELOPED  .60       .65        1.00       2.25            33       70      120      258
            ------------------------------------------------------------------------------------------------------
            INTERNATIONAL            .55       .65        1.00       2.20            32       69      118      253
            ------------------------------------------------------------------------------------------------------
            EMERGING MARKETS         .85       .65        1.00       2.50            35       78      133      284
            ------------------------------------------------------------------------------------------------------
            INNOVATION               .65       .40        1.00       2.05            31       64      110      238
            ------------------------------------------------------------------------------------------------------
            PRECIOUS METALS          .60       .45        1.00       2.05            31       64      110      238
            ------------------------------------------------------------------------------------------------------
            BALANCED                 .45       .40        1.00       1.85            29       58      100      217
            ------------------------------------------------------------------------------------------------------
            TAX EXEMPT               .30       .40        1.00       1.70            27       54       92      201




                                     EXAMPLE: You would pay the
                                     following expenses on a $1,000
                                     investment assuming (1) 5%
                                     annual return and (2) no
                                     redemption:
                                     YEAR
            FUND                     1       3       5        10
            -----------------------------------------------------------
            EQUITY INCOME            $    19 $    58 $    100 $    217
            -----------------------------------------------------------
            RENAISSANCE                   20      63      108      233
            -----------------------------------------------------------
            VALUE                         19      58      100      217
            -----------------------------------------------------------
            CAPITAL APPRECIATION          19      58      100      217
            -----------------------------------------------------------
            GROWTH                        19      60      103      222
            -----------------------------------------------------------
            SMALL CAP GROWTH              19      58      100      217
            -----------------------------------------------------------
            TARGET                        20      61      105      227
            -----------------------------------------------------------
            SMALL CAP VALUE               20      63      108      233
            -----------------------------------------------------------
            OPPORTUNITY                   21      64      110      238
            -----------------------------------------------------------
            INTERNATIONAL DEVELOPED       23      70      120      258
            -----------------------------------------------------------
            INTERNATIONAL                 22      69      118      253
            -----------------------------------------------------------
            EMERGING MARKETS              25      78      133      284
            -----------------------------------------------------------
            INNOVATION                    21      64      110      238
            -----------------------------------------------------------
            PRECIOUS METALS               21      64      110      238
            -----------------------------------------------------------
            BALANCED                      19      58      100      217
            -----------------------------------------------------------
            TAX EXEMPT                    17      54       92      201

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Fund's current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

6   PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)



                                                 February 5, 1998 Prospectus  7

Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for the Funds. Certain information provided below is included in the June 30, 1997 PIMCO Funds Annual Report (relating to Class A, B and C shares) and, except as noted below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorpo-rated by reference in the Statement of Additional Information and may be ob-tained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Infor-mation.

Selected Per Share Data                                 NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
EQUITY INCOME
 FUND
 Class A
 01/20/97-
  06/30/97                  $  13.94        $ 0.15          $ 1.48        $   1.63      $ (0.18)    $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
 Class C
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
RENAISSANCE
 FUND (I)
 Class A
 10/01/96-
  06/30/97                  $  16.08        $ 0.12 (a)      $ 3.90 (a)    $   4.02      $ (0.12)    $   0.00        $  (2.25)
 9/30/96                       14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 9/30/95                       12.50          0.36            1.61            1.97        (0.33)        0.00            0.00
 9/30/94                       12.88          0.34           (0.17)           0.17        (0.33)        0.00           (0.22)
 9/30/93                       10.57          0.33            2.30            2.63        (0.32)        0.00            0.00
 9/30/92                        9.92          0.34            0.71            1.05        (0.40)        0.00            0.00
 2/1/91-
  9/30/91                       8.38          0.28            1.54            1.82        (0.28)        0.00            0.00
 Class B
 10/01/96-
  06/30/97                     16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 9/30/96                       14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 5/22/95-
  9/30/95                      12.55          0.11            1.55            1.66        (0.08)        0.00            0.00
 Class C
 10/01/96-
  06/30/97                     16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 9/30/96                       14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
 9/30/95                       12.47          0.27            1.59            1.86        (0.24)        0.00            0.00
 9/30/94                       12.85          0.24           (0.16)           0.08        (0.24)        0.00           (0.22)
 9/30/93                       10.56          0.25            2.29            2.54        (0.25)        0.00            0.00
 9/30/92                        9.91          0.29            0.68            0.97        (0.32)        0.00            0.00
 9/30/91                        8.16          0.36            1.75            2.11        (0.36)        0.00            0.00
 9/30/90                       11.17          0.49           (2.32)          (1.83)       (0.49)        0.00           (0.69)
 9/30/89                       10.05          0.55            1.19            1.74        (0.62)        0.00            0.00
 4/18/88-
  9/30/88                      10.00          0.24           (0.05)           0.19        (0.14)        0.00            0.00
VALUE FUND
 Class A
 01/13/97-
  06/30/97                  $  13.17        $ 0.47          $ 1.26        $   1.73      $ (0.10)    $   0.00        $   0.00
 Class B
 01/13/97-
  06/30/97                     13.16          0.44            1.26            1.70        (0.06)        0.00            0.00
 Class C
 01/13/97-
  06/30/97                     13.15          0.43            1.28            1.71        (0.06)        0.00            0.00
CAPITAL AP-
 PRECIATION
 FUND
 Class A
 01/20/97-
  06/30/97                  $  19.31        $ 0.09          $ 1.76        $   1.85      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     19.31          0.01            1.78            1.79         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     19.31          0.02            1.77            1.79         0.00         0.00            0.00
GROWTH FUND
 Class A
 10/01/96-
  06/30/97                  $  26.58        $ 0.69          $ 3.27        $   3.96      $  0.00     $   0.00        $  (3.51)
 9/30/96                       25.73          0.06            3.72            3.78         0.00         0.00           (2.93)
 9/30/95                       22.01          0.12            4.79            4.91         0.00         0.00           (1.19)
 9/30/94                       23.64          0.12            0.12            0.24         0.00         0.00           (1.87)
 9/30/93                       20.76          0.09            3.53            3.62         0.00         0.00           (0.74)
 9/30/92                       20.63          0.14            1.38            1.52        (0.14)        0.00           (1.25)
 10/26/90-
  9/30/91                      16.99          0.21            5.28            5.49        (0.19)        0.00           (1.66)
 Class B
 10/01/96-
  06/30/97                     25.46          0.35            3.29            3.64         0.00         0.00           (3.51)
 9/30/96                       24.94         (0.07)           3.52            3.45         0.00         0.00           (2.93)
 5/23/95-
  9/30/95                      22.63         (0.03)           2.34            2.31         0.00         0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
EQUITY INCOME
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
RENAISSANCE
 FUND (I)
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 4/18/88-
  9/30/88                      0.00
VALUE FUND
 Class A
 01/13/97-
  06/30/97                 $   0.00
 Class B
 01/13/97-
  06/30/97                     0.00
 Class C
 01/13/97-
  06/30/97                     0.00
CAPITAL AP-
 PRECIATION
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
GROWTH FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 10/26/90-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/23/95-
  9/30/95                      0.00

*Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(i) Formerly, the PIMCO Advisors Equity Income Fund. The information provided reflects results of operations under the Fund's former investment objective and policies through January 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.

8  PIMCO Funds: Multi-Manager Series

The information provided for each of the Renaissance, Growth, Target, Opportu-nity, International, Innovation, Precious Metals and Tax Exempt Funds reflects the operational history of a corresponding series of PIMCO Advisors Funds which reorganized as a series of the Trust on January 17, 1997. In connection with the reorganizations, these Funds changed their fiscal year ends from September 30 to June 30. The information provided for these Funds for each of the five fiscal periods ended prior to October 1, 1996 has been audited by other inde-pendent accountants. The expense ratios provided for these Funds reflect fee arrangements of PIMCO Advisors Funds in effect prior to January 17, 1997 which differ from the current fee arrangements of the Trust.

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $  (0.18)     $  15.39       11.77%       $  1,756         1.13%*       2.85%*          45%

      0.00         0.00       (0.16)        15.37       11.45           2,561         1.87*        2.11*           45

      0.00         0.00       (0.16)        15.37       11.42           6,624         1.87*        2.15*           45


  $   0.00     $   0.00    $  (2.37)     $  17.73       27.53%       $ 33,606         1.23%*       0.95%*         131%
      0.00         0.00       (1.08)        16.08       22.37          20,631         1.25         1.60           203
      0.00         0.00       (0.33)        14.14       16.10          12,933         1.30         2.90           177
      0.00         0.00       (0.55)        12.50        1.40          14,942         1.30         2.70           175
      0.00         0.00       (0.32)        12.88       25.30           6,328         1.30         2.90           168
      0.00         0.00       (0.40)        10.57       10.70           2,593         1.40         3.30           149
      0.00         0.00       (0.28)         9.92       34.80              15         1.60*        4.40*          143

      0.00         0.00       (2.30)        17.77       26.88          37,253         1.97*        0.20*          131
      0.00         0.00       (0.93)        16.12       21.54          15,693         2.00         0.85           203
      0.00         0.00       (0.08)        14.13       13.30           1,760         2.10*        2.20*          177

      0.00         0.00       (2.29)        17.69       26.86         313,226         1.97*        0.21*          131
      0.00         0.00       (0.94)        16.05       21.52         230,058         2.00         0.85           203
      0.00         0.00       (0.24)        14.09       15.20         174,316         2.10         2.10           177
      0.00         0.00       (0.46)        12.47        0.70         178,892         2.00         2.00           175
      0.00         0.00       (0.25)        12.85       24.40          94,247         2.10         2.20           168
      0.00         0.00       (0.32)        10.56        9.90          45,101         2.10         2.70           149
      0.00         0.00       (0.36)         9.91       26.50          22,651         2.20         4.20           143
      0.00         0.00       (1.18)         8.16      (18.00)         25,758         2.00         5.10            70
      0.00         0.00       (0.62)        11.17       17.90          45,168         1.90         5.20            85
      0.00         0.00       (0.14)        10.05        4.30          47,118         2.00*        5.40*           23


  $   0.00     $   0.00    $  (0.10)     $  14.80       13.19%       $ 15,648         1.11%*       1.71%*          71%

      0.00         0.00       (0.06)        14.80       12.93          25,433         1.86*        0.96*           71

      0.00         0.00       (0.06)        14.80       13.02          64,110         1.86*        0.97*           71


  $   0.00     $   0.00    $   0.00      $  21.16        9.58%       $  6,534         1.11%*       0.59%*          87%

      0.00         0.00        0.00         21.10        9.27           3,022         1.85*       (0.26)*          87

      0.00         0.00        0.00         21.10        9.27          13,093         1.86*       (0.23)*          87


  $   0.00     $   0.00    $  (3.51)     $  27.03       15.93%       $147,276         1.11%*       0.13%*          94%
      0.00         0.00       (2.93)        26.58       16.11         151,103         1.11         0.24           104
      0.00         0.00       (1.19)        25.73       23.70         134,819         1.10         0.50           111
      0.00         0.00       (1.87)        22.01        1.30         107,269         1.10         0.60           115
      0.00         0.00       (0.74)        23.64       17.70          97,509         1.10         0.40           110
      0.00         0.00       (1.39)        20.76        7.70          71,209         1.10         0.70            92
      0.00         0.00       (1.85)        20.63       38.60          17,064         1.20*        0.90*           95

      0.00         0.00       (3.51)        25.59       15.32          55,626         1.86*       (0.62)*          94
      0.00         0.00       (2.93)        25.46       15.22          37,256         1.86        (0.51)          104
      0.00         0.00        0.00         24.94       10.20           7,671         1.90*       (0.40)*         111
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06
      0.00            0.06
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.06
      0.00            0.06
      0.00

      0.00            0.06
      0.00            0.06
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.05
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.05
      0.00            0.07
      0.00

                                                 February 5, 1998 Prospectus   9


Selected Per Share Data                                  NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET             UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT      GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)   INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------   -------------- --------------- ---------- ------------- ----------------
GROWTH FUND
 (CONT.)
 Class C
 10/01/96-
  06/30/97                  $  25.46        $ 0.45           $ 3.18        $   3.63      $  0.00     $   0.00        $  (3.51)
 9/30/96                       24.94         (0.12)            3.57            3.45         0.00         0.00           (2.93)
 9/30/95                       21.52         (0.04)            4.65            4.61         0.00         0.00           (1.19)
 9/30/94                       23.32         (0.04)            0.11            0.07         0.00         0.00           (1.87)
 9/30/93                       20.64         (0.07)            3.49            3.42         0.00         0.00           (0.74)
 9/30/92                       20.54         (0.01)            1.37            1.36        (0.01)        0.00           (1.25)
 9/30/91                       16.93          0.12             5.32            5.44        (0.17)        0.00           (1.66)
 9/30/90                       19.71          0.19            (1.67)          (1.48)       (0.18)        0.00           (1.12)
 9/30/89                       13.93          0.11             5.77            5.88        (0.10)        0.00            0.00
 9/30/88                       18.04          0.09            (2.96)          (2.87)       (0.11)        0.00           (1.13)
MID CAP
 GROWTH FUND
 Class A
 01/13/97-
  06/30/97                  $  18.14        $(0.04)          $ 2.14        $   2.10      $  0.00     $   0.00        $   0.00
 Class B
 01/13/97-
  06/30/97                     18.14         (0.11)            2.14            2.03         0.00         0.00            0.00
 Class C
 01/13/97-
  06/30/97                     18.14         (0.10)            2.14            2.04         0.00         0.00            0.00
TARGET FUND
 Class A
 10/01/96-
  06/30/97                  $  17.11        $(0.04) (a)      $ 1.82 (a)    $   1.78      $  0.00     $   0.00        $  (2.07)
 9/30/96                       16.40         (0.05)            2.54            2.49         0.00         0.00           (1.78)
 9/30/95                       13.13         (0.02)            3.45            3.43         0.00         0.00           (0.16)
 9/30/94                       12.72         (0.04)            0.57            0.53         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.02)            2.74            2.72         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     16.58         (0.12) (a)        1.75 (a)        1.63         0.00         0.00           (2.07)
 9/30/96                       16.06         (0.09)            2.39            2.30         0.00         0.00           (1.78)
 5/22/95-
  9/30/95                      13.93         (0.05)            2.18            2.13         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     16.58         (0.12) (a)        1.74 (a)        1.62         0.00         0.00           (2.07)
 9/30/96                       16.05         (0.16)            2.47            2.31         0.00         0.00           (1.78)
 9/30/95                       12.95         (0.12)            3.38            3.26         0.00         0.00           (0.16)
 9/30/94                       12.65         (0.14)            0.56            0.42         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.09)            2.74            2.65         0.00         0.00            0.00
SMALL CAP
 VALUE FUND
 Class A
 01/20/97-
  06/30/97                  $  14.02        $ 0.10           $ 1.63        $   1.73      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     14.02          0.08             1.61            1.69         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     14.02          0.08             1.61            1.69         0.00         0.00            0.00
OPPORTUNITY
 FUND
 Class A
 10/01/96-
  06/30/97                  $  37.36        $ 0.00           $(3.10)       $  (3.10)     $  0.00     $   0.00        $  (4.91)
 9/30/96                       39.08         (0.11)            6.12            6.01         0.00         0.00           (7.73)
 9/30/95                       28.87         (0.11)           11.19           11.08         0.00         0.00           (0.87)
 9/30/94                       33.43         (0.17)           (2.02)          (2.19)        0.00         0.00           (2.26)
 9/30/93                       19.84         (0.15)           14.00           13.85         0.00         0.00           (0.26)
 9/30/92                       17.95         (0.04)            3.61            3.57         0.00         0.00           (1.68)
 12/17/90-
  9/30/91                      11.78         (0.03)            6.20            6.17         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     35.38         (0.04)           (3.05)          (3.09)        0.00         0.00           (4.91)
 9/30/96                       37.64         (0.35)            5.82            5.47         0.00         0.00           (7.73)
 9/30/95                       28.04         (0.34)           10.81           10.47         0.00         0.00           (0.87)
 9/30/94                       32.77         (0.38)           (1.98)          (2.36)        0.00         0.00           (2.26)
 9/30/93                       19.60         (0.34)           13.77           13.43         0.00         0.00           (0.26)
 9/30/92                       17.87         (0.18)            3.59            3.41         0.00         0.00           (1.68)
 9/30/91                       11.93         (0.11)            6.42            6.31         0.00         0.00           (0.37)
 9/30/90                       15.78         (0.01)           (2.13)          (2.14)        0.00         0.00           (1.71)
 9/30/89                       11.84         (0.03)            3.97            3.94         0.00         0.00            0.00
 9/30/88                       16.73          0.03            (2.34)          (2.31)       (0.03)        0.00           (2.55)

Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
GROWTH FUND
 (CONT.)
 Class C
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00
MID CAP
 GROWTH FUND
 Class A
 01/13/97-
  06/30/97                 $   0.00
 Class B
 01/13/97-
  06/30/97                     0.00
 Class C
 01/13/97-
  06/30/97                     0.00
TARGET FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 12/17/92-
  9/30/93                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 12/17/92-
  9/30/93                      0.00
SMALL CAP
 VALUE FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
OPPORTUNITY
 FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 12/17/90-
  9/30/91                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00

*Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.


10   PIMCO Funds: Multi-Manager Series

                                                                                               RATIO OF NET
                                                                                   RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS                NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF  TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL    DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  ---------  ------------- ------------ ------------ ---------------- ----------- ------------ -------------

  $   0.00     $   0.00     $  (3.51)     $  25.58       15.27%       $1,514,432       1.86%*      (0.61)%*         94%
      0.00         0.00        (2.93)        25.46       15.22         1,450,216       1.86        (0.51)          104
      0.00         0.00        (1.19)        24.94       22.80         1,290,152       1.90        (0.20)          111
      0.00         0.00        (1.87)        21.52        0.50         1,085,427       1.90        (0.20)          115
      0.00         0.00        (0.74)        23.32       16.90         1,077,490       1.90        (0.30)          110
      0.00         0.00        (1.26)        20.64        6.90           853,121       1.90        (0.10)           92
      0.00         0.00        (1.83)        20.54       35.10           564,398       1.80         0.60            95
      0.00         0.00        (1.30)        16.93       (8.00)          314,075       1.70         1.00            89
      0.00         0.00        (0.10)        19.71       42.40           373,490       1.70         0.70            83
      0.00         0.00        (1.24)        13.93      (14.80)          338,493       1.80         0.60           104

  $   0.00     $   0.00     $   0.00      $  20.24       11.58%       $   12,184       1.11%*       0.17%*          82%

      0.00         0.00         0.00         20.17       11.19            28,259       1.85*       (0.58)*          82

      0.00         0.00         0.00         20.18       11.25            53,686       1.86*       (0.58)*          82


  $   0.00     $   0.00     $  (2.07)     $  16.82       11.19%       $  150,689       1.20%*      (0.31)%*        145%
      0.00         0.00        (1.78)        17.11       16.50           156,027       1.18        (0.34)          141
      0.00         0.00        (0.16)        16.40       26.50           121,915       1.20        (0.10)          128
      0.00         0.00        (0.12)        13.13        4.20            90,527       1.20        (0.30)          104
      0.00         0.00         0.00         12.72       27.20            48,787       1.30*       (0.30)*          76

      0.00         0.00        (2.07)        16.14       10.58            67,531       1.94*       (1.05)*         145
      0.00         0.00        (1.78)        16.58       15.58            49,851       1.93        (1.09)          141
      0.00         0.00         0.00         16.06       15.30             7,554       2.00*       (0.90)*         128

      0.00         0.00        (2.07)        16.13       10.52           969,317       1.94*       (1.06)*         145
      0.00         0.00        (1.78)        16.58       15.66           974,948       1.93        (1.09)          141
      0.00         0.00        (0.16)        16.05       25.60           780,355       2.00        (0.90)          128
      0.00         0.00        (0.12)        12.95        3.40           556,043       2.00        (1.10)          104
      0.00         0.00         0.00         12.65       26.50           298,238       2.00*       (1.00)*          76


  $   0.00     $   0.00     $   0.00      $  15.75       12.34%       $    6,563       1.30%*       1.94%*          48%

      0.00         0.00         0.00         15.71       12.05            11,077       2.04*        1.23*           48

      0.00         0.00         0.00         15.71       12.05            20,637       2.05*        1.13*           48


  $   0.00     $   0.00     $  (4.91)     $  29.35       (8.87)%      $  213,484       1.25%*      (0.12)%*         69%
      0.00         0.00        (7.73)        37.36       18.35           134,859       1.13        (0.32)           91
      0.00         0.00        (0.87)        39.08       39.70           120,830       1.20        (0.40)          102
      0.00        (0.11)       (2.37)        28.87       (6.70)           95,261       1.10        (0.60)           78
      0.00         0.00        (0.26)        33.43       70.40           106,666       1.20        (0.60)          105
      0.00         0.00        (1.68)        19.84       21.60            22,454       1.30        (0.20)           94
      0.00         0.00         0.00         17.95       70.90             1,623       1.40*       (0.50)*         145

      0.00         0.00        (4.91)        27.38       (9.40)          629,446       1.97*       (0.95)*          69
      0.00         0.00        (7.73)        35.38       17.47           800,250       1.88        (1.07)           91
      0.00         0.00        (0.87)        37.64       38.60           715,191       1.90        (1.10)          102
      0.00        (0.11)       (2.37)        28.04       (7.40)          553,460       1.90        (1.40)           78
      0.00         0.00        (0.26)        32.77       69.10           618,193       2.00        (1.30)          105
      0.00         0.00        (1.68)        19.60       20.80           179,081       2.00        (1.00)           94
      0.00         0.00        (0.37)        17.87       54.40            58,656       2.00        (0.80)          145
      0.00         0.00        (1.71)        11.93      (14.80)           33,472       1.90        (0.10)          106
      0.00         0.00         0.00         15.78       33.30            51,680       1.90        (0.20)          153
      0.00         0.00        (2.58)        11.84       (9.00)           51,062       2.00        (0.30)          125
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------

  $   0.00        $   0.05
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00

  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.04
      0.00            0.06
      0.00
      0.00
      0.00

      0.00            0.04
      0.00            0.06
      0.00

      0.00            0.04
      0.00            0.06
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.06
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00

                                                February 5, 1998 Prospectus   11

Selected Per Share Data                                  NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET             UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT      GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS)   INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------   -------------- --------------- ---------- ------------- ----------------
INTERNATIONAL
 DEVELOPED FUND
 Class A
 01/20/97-
  06/30/97                  $  11.71        $ 0.09 (a)       $ 1.28 (a)    $   1.37      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     11.71          0.06 (a)         1.29 (a)        1.35         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     11.71          0.06 (a)         1.29 (a)        1.35         0.00         0.00            0.00
INTERNATIONAL
 FUND (II)
 Class A
 10/01/96-
  06/30/97                  $  13.03        $ 0.29           $ 1.33        $   1.62      $  0.00     $   0.00        $  (0.39)
 9/30/96                       12.19          0.07             0.77            0.84         0.00         0.00            0.00
 9/30/95                       12.92          0.07            (0.56)          (0.49)        0.00         0.00           (0.24)
 9/30/94                       12.17          0.04             0.94            0.98         0.00         0.00           (0.23)
 9/30/93                       10.04          0.07             2.80            2.87         0.00         0.00           (0.74)
 9/30/92                       10.54          0.05            (0.37)          (0.32)        0.00         0.00           (0.18)
 2/1/91-9/30/91                 9.48          0.02             1.04            1.06         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     12.48          0.16             1.31            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75          0.00 (a)         0.73 (a)        0.73         0.00         0.00            0.00
 5/22/95-
  9/30/95                      11.30          0.00             0.45            0.45         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     12.47          0.18             1.29            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75         (0.05)            0.77            0.72         0.00         0.00            0.00
 9/30/95                       12.56         (0.02)           (0.55)          (0.57)        0.00         0.00           (0.24)
 9/30/94                       11.92         (0.06)            0.93            0.87         0.00         0.00           (0.23)
 9/30/93                        9.92         (0.01)            2.75            2.74         0.00         0.00           (0.74)
 9/30/92                       10.49         (0.06)           (0.33)          (0.39)        0.00         0.00           (0.18)
 9/30/91                       10.04         (0.08)            1.76            1.68         0.00         0.00           (1.23)
 9/30/90                       13.33         (0.10)           (2.02)          (2.12)        0.00         0.00           (1.17)
 9/30/89                       10.07         (0.18)            3.44            3.26         0.00         0.00            0.00
 9/30/88                       12.87         (0.10)           (1.83)          (1.93)        0.00         0.00           (0.87)
EMERGING MARKETS
 FUND
 Class A
 01/20/97-
  06/30/97                  $  12.82        $ 0.09 (a)       $ 1.03 (a)    $   1.12      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     12.82          0.03 (a)         1.04 (a)        1.07         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     12.82          0.04 (a)         1.03 (a)        1.07         0.00         0.00            0.00
INNOVATION FUND
 Class A
 10/01/96-
  06/30/97                  $  17.26        $ 0.07           $ 0.36        $   0.43      $  0.00     $   0.00        $  (0.26)
 9/30/96                       14.74         (0.07)            2.94            2.87         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.06) (b)        4.80            4.74         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     17.04         (0.03)            0.35            0.32         0.00         0.00           (0.26)
 9/30/96                       14.66         (0.11)            2.84            2.73         0.00         0.00           (0.35)
 5/22/95-
  9/30/95                      11.81         (0.08)            2.93            2.85         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     17.04         (0.02)            0.33            0.31         0.00         0.00           (0.26)
 9/30/96                       14.65         (0.15)            2.89            2.74         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.13) (b)        4.78            4.65         0.00         0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
INTERNATIONAL
 DEVELOPED FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
INTERNATIONAL
 FUND (II)
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-9/30/91                0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00
EMERGING MARKETS
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
INNOVATION FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Advisor.
 (ii) The information provided for the International Fund reflects results of operations under the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect. On November 15, 1994, Blairlogie became the Portfolio Manager of the Fund.

12   PIMCO Funds: Multi-Manager Series

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $   0.00      $  13.08       11.70%       $    318         1.54%*       1.74%*          77%

      0.00         0.00        0.00         13.06       11.53           1,123         2.28*        1.08*           77

      0.00         0.00        0.00         13.06       11.53           2,526         2.28*        1.07*           77
  $   0.00     $   0.00    $  (0.39)     $  14.26       12.82%       $ 18,287         1.51%*       0.58%*          59%
      0.00         0.00        0.00         13.03        6.89          20,056         1.41         0.49           110
      0.00         0.00       (0.24)        12.19       (3.70)         17,951         1.50         0.60           170
      0.00         0.00       (0.23)        12.92        8.20          23,289         1.40         0.30            55
      0.00         0.00       (0.74)        12.17       30.40          11,992         1.40         0.60            68
      0.00         0.00       (0.18)        10.04       (3.10)            471         1.90         0.50           160
      0.00         0.00        0.00         10.54       17.30              22         1.90*        0.70*          107

      0.00         0.00       (0.39)        13.56       12.17           8,676         2.26*        0.18*           59
      0.00         0.00        0.00         12.48        6.21           5,893         2.16        (0.26)          110
      0.00         0.00        0.00         11.75        4.00             503         2.30*       (0.10)*         170

      0.00         0.00       (0.39)        13.55       12.18         168,446         2.25*       (0.25)*          59
      0.00         0.00        0.00         12.47        6.13         203,544         2.16        (0.26)          110
      0.00         0.00       (0.24)        11.75       (4.50)        215,349         2.20        (0.20)          170
      0.00         0.00       (0.23)        12.56        7.40         294,492         2.20        (0.50)           55
      0.00         0.00       (0.74)        11.92       29.40         147,194         2.20        (0.10)           68
      0.00         0.00       (0.18)         9.92       (3.80)         28,299         2.60        (0.60)          160
      0.00         0.00       (1.23)        10.49       18.30          33,594         2.60        (0.20)          107
      0.00         0.00       (1.17)        10.04      (17.40)         36,282         2.30        (0.30)           93
      0.00         0.00        0.00         13.33       32.40          56,150         2.30        (0.70)           84
      0.00         0.00       (0.87)        10.07      (14.00)         60,394         2.40        (0.50)           95


  $   0.00     $   0.00    $   0.00      $  13.94        8.74%       $    214         1.89%*       1.52%*          74%

      0.00         0.00        0.00         13.89        8.35             308         2.62*        0.47*           74

      0.00         0.00        0.00         13.89        8.35           1,833         2.63*        0.66*           74


  $   0.00     $   0.00    $  (0.26)     $  17.43        2.41%       $ 56,215         1.28%*      (0.68)%*         80%
      0.00         0.00       (0.35)        17.26       19.86          50,067         1.31        (0.61)          123
      0.00         0.00        0.00         14.74       47.40          28,239         1.40*       (0.60)*          86

      0.00         0.00       (0.26)        17.10        1.79          51,472         2.03*       (1.43)*          80
      0.00         0.00       (0.35)        17.04       18.99          33,778         2.06        (1.36)          123
      0.00         0.00        0.00         14.66       24.10           6,509         2.30*       (1.70)*          86

      0.00         0.00       (0.26)        17.09        1.73         162,889         2.03*       (1.43)*          80
      0.00         0.00       (0.35)        17.04       19.08         137,752         2.06        (1.36)          123
      0.00         0.00        0.00         14.65       46.50          63,952         2.20*       (1.40)*          86
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.03

      0.00            0.03

      0.00            0.03
  $   0.00        $   0.00
      0.00            0.00
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.00
      0.00            0.00
      0.00

      0.00            0.00
      0.00            0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.00

      0.00            0.00

      0.00            0.00


  $   0.00        $   0.05
      0.00            0.06
      0.00

      0.00            0.05
      0.00            0.06
      0.00

      0.00            0.05
      0.00            0.06
      0.00

                                                February 5, 1998 Prospectus   13

Selected Per Share Data                                NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
for the Period Ended:    NET ASSET VALUE NET           UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
                         BEGINNING       INVESTMENT    GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
                         OF PERIOD       INCOME (LOSS) INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- ------------- -------------- --------------- ---------- ------------- ----------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 10/01/96-
  06/30/97                  $  12.12       $   0.17       $  (3.29)      $  (3.12)     $  0.00     $   0.00        $   0.00
 9/30/96                       12.33           0.03          (0.24)         (0.21)        0.00         0.00            0.00
 9/30/95                       14.14           0.07          (1.88)         (1.81)        0.00         0.00            0.00
 9/30/94                       10.32           0.08           3.74           3.82         0.00         0.00            0.00
 9/30/93                        7.54           0.06           2.72           2.78         0.00         0.00            0.00
 9/30/92                        7.51          (0.01)          0.04           0.03         0.00         0.00            0.00
 2/1/91-
  9/30/91                       7.19          (0.07)          0.39           0.32         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     11.62           0.00          (3.03)         (3.03)        0.00         0.00            0.00
 9/30/96                       11.90          (0.03)         (0.25)         (0.28)        0.00         0.00            0.00
 6/15/95-
  9/30/95                      11.61          (0.01)          0.30           0.29         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     11.62          (0.03)         (2.99)         (3.02)        0.00         0.00            0.00
 9/30/96                       11.90          (0.07)         (0.21)         (0.28)        0.00         0.00            0.00
 9/30/95                       13.75          (0.02)         (1.83)         (1.85)        0.00         0.00            0.00
 9/30/94                       10.11          (0.02)          3.66           3.64         0.00         0.00            0.00
 9/30/93                        7.44          (0.02)          2.69           2.67         0.00         0.00            0.00
 9/30/92                        7.46          (0.06)          0.04          (0.02)        0.00         0.00            0.00
 9/30/91                        9.40          (0.05)         (1.89)         (1.94)        0.00         0.00            0.00
 9/30/90                        9.86          (0.05)         (0.41)         (0.46)        0.00         0.00            0.00
 10/10/88-
  9/30/89                      10.00          (0.05)         (0.08)         (0.13)       (0.01)        0.00            0.00
BALANCED FUND
 Class A
 01/20/97-
  06/30/97                  $  10.77       $   0.21       $   0.58       $   0.79      $ (0.16)    $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     10.77           0.19           0.58           0.77        (0.15)        0.00            0.00
 Class C
 01/20/97-
  06/30/97                     10.77           0.18           0.58           0.76        (0.14)        0.00            0.00
TAX EXEMPT
 FUND
 Class A
 10/01/96-
  06/30/97                  $  11.87       $   0.42       $   0.11       $   0.53      $ (0.43)    $   0.00        $   0.00
 9/30/96                       11.83           0.62          (0.01)          0.61        (0.52)       (0.05)           0.00
 9/30/95                       11.21           0.57           0.63           1.20        (0.58)        0.00            0.00
 9/30/94                       12.74           0.56          (1.31)         (0.75)       (0.58)        0.00           (0.20)
 9/30/93                       11.94           0.61           1.02           1.63        (0.64)        0.00           (0.19)
 9/30/92                       11.53           0.65           0.42           1.07        (0.66)        0.00            0.00
 3/14/91-
  9/30/91                      11.30           0.38           0.23           0.61        (0.38)        0.00            0.00
 Class B
 10/01/96-
  06/30/97                     11.89           0.36           0.09           0.45        (0.37)        0.00            0.00
 9/30/96                       11.84           0.53           0.00           0.53        (0.44)       (0.04)           0.00
 5/30/95-
  9/30/95                      11.90           0.16          (0.07)          0.09        (0.15)        0.00            0.00
 Class C
 10/01/96-
  06/30/97                     11.86           0.36           0.11           0.47        (0.36)        0.00            0.00
 9/30/96                       11.82           0.52           0.00           0.52        (0.44)       (0.04)           0.00
 9/30/95                       11.21           0.48           0.62           1.10        (0.49)        0.00            0.00
 9/30/94                       12.73           0.47          (1.30)         (0.83)       (0.49)        0.00           (0.20)
 9/30/93                       11.94           0.52           1.01           1.53        (0.55)        0.00           (0.19)
 9/30/92                       11.53           0.58           0.41           0.99        (0.58)        0.00            0.00
 9/30/91                       10.97           0.62           0.56           1.18        (0.62)        0.00            0.00
 9/30/90                       11.10           0.63          (0.13)          0.50        (0.63)        0.00            0.00
 9/30/89                       10.82           0.65           0.28           0.93        (0.65)        0.00            0.00
 9/30/88                       10.23           0.65           0.59           1.24        (0.65)        0.00            0.00
Selected Per Share Data  DISTRIBUTIONS
for the Period Ended:    IN EXCESS OF
                         NET REALIZED
                         CAPITAL GAINS
                         -------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 10/01/96-
  06/30/97                 $  (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 6/15/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 10/10/88-
  9/30/89                      0.00
BALANCED FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
TAX EXEMPT
 FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 3/14/91-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/30/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00

*Annualized
(iii) The information provided for the Precious Metals Fund reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


14   PIMCO Funds: Multi-Manager Series

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $  (0.17)     $   8.83      (26.05)%      $  4,016         1.37%*       0.33%*          46%
      0.00         0.00        0.00         12.12       (1.70)          6,245         1.32         0.19            35
      0.00         0.00        0.00         12.33      (12.80)          7,670         1.40         0.60             9
      0.00         0.00        0.00         14.14       37.00          11,229         1.30         0.60            11
      0.00         0.00        0.00         10.32       36.90           3,425         1.40         0.60            10
      0.00         0.00        0.00          7.54        0.40             668         1.90        (0.10)           30
      0.00         0.00        0.00          7.51        6.80             514         2.10*       (1.40)*          19

      0.00         0.00       (0.17)         8.42      (26.40)          4,248         2.13*       (0.33)*          46
      0.00         0.00        0.00         11.62       (2.35)          2,218         2.07        (0.56)           35
      0.00         0.00        0.00         11.90        2.50             251         2.20*       (0.20)*           9

      0.00         0.00       (0.17)         8.43      (26.31)         25,113         2.15*       (0.41)*          46
      0.00         0.00        0.00         11.62       (2.35)         37,609         2.07        (0.56)           35
      0.00         0.00        0.00         11.90      (13.50)         42,341         2.20        (0.20)            9
      0.00         0.00        0.00         13.75       36.00          62,825         2.10        (0.20)           11
      0.00         0.00        0.00         10.11       35.90          23,884         2.20        (0.20)           10
      0.00         0.00        0.00          7.44       (0.30)          6,633         2.60        (0.80)           30
      0.00         0.00        0.00          7.46      (20.60)          6,995         2.40        (0.80)           19
      0.00         0.00        0.00          9.40       (4.70)          9,918         2.40        (0.80)           23
      0.00         0.00       (0.01)         9.86       (1.30)          6,630         2.50        (0.60)            9


  $   0.00     $   0.00    $  (0.16)     $  11.40        7.42%       $    366         1.15%*       3.01%*         199%

      0.00         0.00       (0.15)        11.39        7.15           1,124         1.90*        2.28*          199

      0.00         0.00       (0.14)        11.39        7.12             921         1.90*        2.26*          199


  $   0.00     $   0.00    $  (0.43)     $  11.97        4.65%       $  5,503         1.09%*       4.76%*          70%
      0.00         0.00       (0.57)        11.87        5.22           5,864         1.07         5.12            49
      0.00         0.00       (0.58)        11.83       11.00           2,701         1.10         5.00            35
      0.00         0.00       (0.78)        11.21       (6.10)          2,726         1.10         4.70            63
      0.00         0.00       (0.83)        12.74       14.20           2,852         1.10         5.00            56
      0.00         0.00       (0.66)        11.94        9.50           2,295         1.10         5.60           107
      0.00         0.00       (0.38)        11.53       10.40             321         1.10*        5.80*          119

      0.00         0.00       (0.37)        11.97        3.79           2,542         1.82*        4.02*           70
      0.00         0.00       (0.48)        11.89        4.54           2,258         1.82         4.37            49
      0.00         0.00       (0.15)        11.84        0.80             288         1.90*        4.00*           35

      0.00         0.00       (0.36)        11.97        4.07          41,464         1.83*        4.01*           70
      0.00         0.00       (0.48)        11.86        4.46          47,082         1.82         4.37            49
      0.00         0.00       (0.49)        11.82       10.10          54,224         1.80         4.30            35
      0.00         0.00       (0.69)        11.21       (6.70)         68,214         1.80         4.00            63
      0.00         0.00       (0.74)        12.73       13.30          81,475         1.80         4.20            56
      0.00         0.00       (0.58)        11.94        8.80          52,113         1.80         4.90           107
      0.00         0.00       (0.62)        11.53       11.00          46,663         1.80         5.50           119
      0.00         0.00       (0.63)        10.97        4.50          46,630         1.70         5.60            78
      0.00         0.00       (0.65)        11.10        8.80          60,609         1.70         5.90           204
      0.00         0.00       (0.65)        10.82       12.40          63,261         1.80         6.10           211
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.03
      0.00            0.02
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.03
      0.00            0.02
      0.00

      0.00            0.03
      0.00            0.02
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $    N/A
      0.00             N/A
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00             N/A
      0.00             N/A
      0.00

      0.00             N/A
      0.00             N/A
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00

                                                 February 5, 1998 Prospectus  15

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information. For information on other investment policies of the Equity Income, Renaissance, Value, Capital Appreciation, Growth, Mid Cap Growth, Target, Small Cap Value, Opportunity, International Developed, International, Emerging Markets, Innovation and Precious Metals Funds (together, the "Equity Funds"), see "Investment Objectives and Policies--Eq-uity Funds" below.


FUND         EQUITY INCOME FUND seeks current income as a primary investment
DESCRIPTIONS objective, and long-term growth of capital as a secondary objec-
             tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

             RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").
                The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") (or similarly rated by another Nationally Recognized Sta-tistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may in-vest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of compara-ble quality). Securities rated Ba or below by Moody's or BB or be-low by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securi-ties and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.
                The non-convertible debt securities in which the Fund may in-
             vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securi-ties indexes; enter into futures contracts and use options on futures contracts; buy or


16   PIMCO Funds: Multi-Manager Series
            sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Co-lumbus Circle.

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appre-ciation Fund is Cadence.

            GROWTH FUND seeks long-term growth of capital. Income is an inci-dental consideration. The Fund invests primarily in common stocks of companies with medium to large market capitalizations. The Fund may invest a portion of its assets in securities of foreign is-suers traded in foreign securities markets (not including Eurodol-lar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securi-ties of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Secu-rities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Growth Fund is Columbus Circle.

            MID CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of

                                               February 5, 1998 Prospectus  17
            growth and value characteristics for the entire Fund. The Portfo-lio Manager for the Mid Cap Growth Fund is Cadence.

            TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of compa-nies with medium market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Target Fund is Co-lumbus Circle.

            SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager di-vides a universe of up to approximately 2,000 stocks into quar-tiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ra-tio than the S&P 500's P/E ratio or its industry average P/E ra-tio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated there-with. The Portfolio Manager for the Small Cap Value Fund is NFJ.

            OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. Except to the extent described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors," the Fund is closed to new investors. The Fund invests primarily in common stocks of companies with market capitaliza-tions of less than $1.5 billion. The Fund is intended for aggres-sive investors seeking above-average gains and willing to accept the greater risks associated therewith.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Opportunity Fund is Columbus Circle.

            INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of interna-tional equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by com-panies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other con-siderations, to have underdeveloped securities markets. The Port-folio Manager applies two levels of screening in selecting invest-ments for the Fund. First, an active country selection model ana-lyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as


18  PIMCO Funds: Multi-Manager Series
            balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.
               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctu-ations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward for-eign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment pur-poses. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing in-dividual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Invest-ment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.
               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Character-istics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Developed Fund is Blairlogie.

            INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.
               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on U.S. securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geo-graphic asset distribution and the Fund has the authority to in-vest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various secu-rities markets of any country of the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and tax-ation considerations and other pertinent financial, social, na-tional and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities prin-cipally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.
               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for


                                               February 5, 1998 Prospectus  19
            hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to ad-just its exposure to a particular foreign market. See "Character-istics and Risks of Securities and Investment Techniques--Deriva-tive Instruments--Index Futures."
               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities mar-kets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American De-pository Receipts.
               Investing in the securities of foreign issuers, and particu-
            larly emerging market issuers, involves special risks and consid-erations not typically associated with investing in U.S. compa-nies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties." The Portfolio Manager for the International Fund is Blairlogie.

            EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in coun-tries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free In-dex") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the coun-tries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.
               For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

               Argentina    Greece       Jordan     Poland      Thailand
               Brazil       Hong Kong    Malaysia   Portugal    Turkey
               Chile        Hungary      Mexico     South AfricaVenezuela
               China        India        Pakistan   South Korea Zimbabwe
               Colombia     Indonesia    Peru       Sri Lanka
               Czech Republic
                            Israel       PhilippinesTaiwan

               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in for-eign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may in-clude forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign


20   PIMCO Funds: Multi-Manager Series
            currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alterna-tive to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Secu-rities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transac-tions.
               Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Secu-rities and Investment Techniques--Foreign Securities." The Portfo-lio Manager for the Emerging Markets Fund is Blairlogie.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.

            PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfo-lio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."
               The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present intention to in-vest directly in any precious metals other than gold.
               Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present in-tention to invest more than 10% of its assets in either precious metals, such as gold bullion, or in futures on precious metals, such as gold futures, and options thereon, or to invest more than 5% of its assets in securities the


                                                February 5, 1998 Prospectus  21
            value of which is linked to the price of a single precious metal. The Fund may invest up to 100% of its assets in securities of com-panies whose assets, revenues or profits are derived from a single precious metal.
               The Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets or on foreign securities markets. Investing in the securities of for-eign issuers involves special risks and considerations not typi-cally associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes, commodity indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and pre-cious metals; buy or sell foreign currencies; and enter into for-ward foreign currency contracts.
               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program.
            The Portfolio Manager for the Precious Metals Fund is Van Eck.

            BALANCED FUND seeks total return consistent with prudent invest-ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market in-struments will vary from time to time and will be determined by the Advisor. In determining the allocation of the Fund's assets among the three asset classes, the Advisor will employ asset allo-cation principles which take into account certain economic fac-tors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than
            60% of its assets would be invested in money market instruments.
               In managing the Fund, the Advisor uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Advisor for investment in common stock (the "Common Stock Segment") will be further allocated by the Advisor for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accor-dance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the in-vestment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Advisor.
               The portion of the assets of the Fund allocated by the Advisor for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Manage-ment. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corpo-rate debt securities, including convertible securities and corpo-rate commercial paper; mortgage-related and other asset-backed se-curities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank cer-tificates of deposit, fixed time deposits and bankers' accept-ances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.


22   PIMCO Funds: Multi-Manager Series

               The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as deter-mined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Manage-ment to be of comparable quality. High yield fixed income securi-ties rated lower than Baa by Moody's or BBB by S&P, or of equiva-lent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below in-vestment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Risks of High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and con-siderations not typically associated with investing in U.S. secu-rities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties."
               Each Portfolio Manager generally invests a portion of its allo-
            cation in liquid securities to facilitate redemptions. In addi-tion, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the in-vestment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Portfolio Turnover."
               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another.

            TAX EXEMPT FUND seeks high current income exempt from federal in-come tax, consistent with preservation of capital, by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Tax Exempt Bonds"). Tax Exempt Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P, or which are similarly rated by another NRSRO, or if unrated, determined by the Portfolio Manager to be of qual-ity comparable to obligations so rated. Tax Exempt Bonds rated in the fourth highest rating category (e.g., Baa by Moody's) may be considered to possess some speculative characteristics by certain NRSROs.
               The Fund may invest up to 20% of its net assets, under normal market conditions, in any combination of (1) Tax Exempt Bonds which are rated at least Ba by Moody's or BB by S&P (or similarly rated by another NRSRO or, if unrated, determined by the Portfolio Manager to be of comparable quality) and (2) U.S. Government secu-rities, money market instruments or "private activity" bonds. Se-curities rated below investment grade and comparable


                                               February 5, 1998 Prospectus  23
            unrated securities are subject to greater risks than higher qual-ity fixed income securities. See "Characteristics and Risks of Se-curities and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." For temporary defensive purposes the Fund may in-vest all or a portion of its assets in U.S. Government securities and money market instruments. The Fund may purchase put or call options on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond indexes, purchase and sell futures contracts on U.S. Government securities, Tax Exempt Bonds and Tax Exempt Bond index-es, and purchase put and call options on such futures contracts. The Fund may enter into repurchase agreements with banks and bro-ker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration; and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commitments to purchase securities. The Fund may also invest a portion or, for temporary defensive purposes, up to 100% of its assets in money market instruments.
               Dividends to Fund shareholders derived from money market in-
            struments and U.S. Government securities are taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on se-curities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, includ-ing by reason of "marking to market," will be treated as a combi-nation of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distrib-uted to shareholders (possibly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary income and long-term capital gain. The Portfolio Manager for the Tax Exempt Fund is Columbus Circle.

EQUITY      The Equity Income, Value, Capital Appreciation, Mid Cap Growth,
FUNDS       Small Cap Value, International Developed and Emerging Markets
            Funds will each invest primarily (normally at least 65% of its as-sets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Govern-ment securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obli-gations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance, Growth, Target, Opportunity, International,
            Innovation and Precious Metals Funds will each invest primarily
            (normally at least 65% of its assets) in equity securities (in-come-producing equity securities in the case of the Renaissance
            Fund), including common stocks, preferred stocks and securities
            (including debt securities and warrants) convertible into or exer-cisable for common stocks. Each of these Funds may invest a por-tion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.
               One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies.
            While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities and other money market instruments. Any of the Equity Funds may tempo-rarily not contain the number of securities in which the Fund nor-mally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to pru-dently invest new monies.
               The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis;
            and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts
            ("ADRs"). The International Developed, International, Emerging
            Markets and


                                          PIMCO Funds: Multi-Manager Series  24

            Precious Metals Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market ob-ligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment practices, see "Charac-teristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

DURATION Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, and the average portfolio duration of the Tax Exempt Fund will vary within a three- to ten-year time frame, based on the relevant Portfolio Manager's fore-cast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more pre-cise alternative to the concept of "term to maturity." Tradition-ally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Managers for the Fixed Income Securi-ties Segment of the Balanced Fund and the Tax Exempt Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS Certain of the Funds may invest in common stock of companies with
IN          market capitalizations that are small compared to other publicly
COMPANIES   traded companies. Generally, small market capitalization is con-
WITH SMALL sidered to be less than $1.5 billion and large market capitaliza-AND MEDIUM tion is considered to be more than $5 billion. Under normal market
MARKET      conditions, the Small Cap Value Fund will invest primarily in com-
CAPITALI-   panies with market capitalizations of $1 billion or less and the
 ZATIONS    Opportunity Fund will invest primarily in companies with market capitalizations of $1.5 billion or less. Investments in larger companies present certain advantages in that such companies gener-ally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more estab-lished companies. The securities of smaller companies may be sub-ject to more abrupt or erratic market movements than larger, more


                                                 February 5, 1998 Prospectus  25
            established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may oth-erwise have limited liquidity. As a result of owning large posi-tions in this type of security, a Fund is subject to the addi-tional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be pru-dent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of re-search. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization se-curities, which could adversely affect performance.
               Many of the Funds may also invest in stocks of companies with medium market capitalizations. The Target Fund may invest primar-ily in such securities. Whether a U.S. issuer's market capitaliza-tion is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.


FOREIGN     The International Developed, International and Emerging Markets
SECURITIES  Funds may invest directly in foreign equity securities; U.S. dol-
            lar- or foreign currency-denominated foreign corporate debt secu-rities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by do-mestic banks and representing the deposit with the bank of a secu-rity of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets, including
            ADRs, EDRs, and GDRs. The remaining Equity Funds and the Balanced
            Fund may also invest in ADRs. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denomi-nated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renais-sance, Growth, Target, Opportunity and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States
            (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally,


                                          PIMCO Funds: Multi-Manager Series  26
             foreign securities and dividends and interest payable on those se-curities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and there-fore may exhibit greater price volatility. Additional costs asso-ciated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in for-eign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.
                A Fund's investments in foreign currency denominated debt obli-
             gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
                Certain of the Funds and, in particular, the Emerging Markets
             Fund, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed coun-tries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of invest-ment income, capital, and the proceeds of sales by foreign invest-ors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer pe-riods of relative illiquidity, and are characterized by signifi-cant price volatility. There is a risk in emerging market coun-tries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or con-fiscatory taxation, seizure, nationalization, or creation of gov-ernment monopolies, any of which may have a detrimental effect on a Fund's investment.
                Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
                In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN      Foreign currency exchange rates may fluctuate significantly over
CURRENCY     short periods of time. They generally are determined by the forces
TRANSACTIONS of supply and demand in the foreign exchange markets and the rela-
             tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or


                                                 February 5, 1998 Prospectus  27
            abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.
               The Renaissance, Growth, Target, Opportunity, International De-
            veloped, International, Emerging Markets, Innovation, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. In addition, the International Developed, In-ternational, Emerging Markets, Precious Metals and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency ex-change contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a for-ward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the cur-rency it will receive for the duration of the contract. As a re-sult, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another cur-rency. Contracts to sell foreign currency would limit any poten-tial gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to bene-fit from favorable fluctuations in relevant foreign currencies.
            The International Developed, International and Emerging Markets Funds may also enter into hedging contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International Developed, International and Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than an-ticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segre-gated account to cover its obligations under forward foreign cur-rency exchange contracts entered into for non-hedging purposes.

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1)short-term U.S. Government securities;
               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");
               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Advisor or a Port-folio Manager;
               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one


28   PIMCO Funds: Multi-Manager Series

                   NRSRO, in such agency's highest grade, or, if unrated, deter-mined to be of comparable quality by the Advisor or a Portfo-lio Manager; and
               (5) repurchase agreements with domestic commercial banks or reg-
                   istered broker-dealers.

MORTGAGE-   All Funds that may purchase debt securities for investment pur-
RELATEDAND poses (and in particular, the Balanced Fund) may invest in mort-OTHERASSET- gage-related securities, and in other asset-backed securities (un-
BACKED      related to mortgage loans) that are offered to investors currently
SECURITIES  or in the future. The value of some mortgage-related or asset-
            backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other eco-nomic factors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.


                                                 February 5, 1998 Prospectus  29

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

TAX EXEMPT  The Tax Exempt Fund invests in Tax Exempt Bonds which are gener-
BONDS ally issued by states and local governments and their agencies, authorities and other instrumentalities. Tax Exempt Bonds are sub-ject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The is-suer of a Tax Exempt Bond may make such payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, or (3) a particular fa-cility or project. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Tax Exempt Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Tax Exempt Bonds.

CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each


30   PIMCO Funds: Multi-Manager Series
            with its own market value. Therefore, the "market value" of a syn-thetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the val-ues of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

RISKS OF    The Renaissance, Growth, Balanced and Tax Exempt Funds may invest
HIGH YIELD a portion of their assets in fixed income securities rated lower SECURITIES than Baa by Moody's or lower than BBB by S&P but rated at least B
("JUNK      by Moody's or S&P or, if not rated, determined by the Portfolio
BONDS")     Manager to be of comparable quality. In addition, the Renaissance
            Fund may invest up to 10% of its total assets in convertible secu-rities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are some-times referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corre-sponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category
            (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Ad-ditional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested dur-ing such fiscal year (1) in unrated high yield securities believed by the Advisor or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and
            (2) in all unrated fixed income securities.



              RATED

                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                       ------------------------------------------------------------
           Renaissance*  --  1.08% 4.13% 1.55% 4.01% 3.67% --   -- --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                            TOTAL
                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH UNRATED
                       ------------------------------------------------------------
           Renaissance*  --  --    --    --    --    6.41% --  --  --  --   6.41%

            *Represents holdings of the Renaissance Fund for the period of Oc-
             tober 1, 1996 through June 30, 1997.

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


                                                February 5, 1998 Prospectus  31

DERIVATIVE To the extent permitted by the investment objective and policies INSTRUMENTS of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Renaissance, Growth, Target, Opportunity, International Developed, International, Emerging Markets, Innovation, Precious Metals and Balanced Funds may engage in the purchase and writing of call and put options on securities and securities indexes and enter into futures contracts and options thereon, including secu-rities index futures contracts and options thereon. The Tax Exempt Fund may purchase call or put options on U.S. Government securi-ties, Tax Exempt Bonds and Tax Exempt Bond indexes. The Precious Metals Fund may purchase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securi-ties may engage in the purchase and writing of call and put op-tions on foreign currencies. The International Developed, Emerging Markets and Balanced Funds may also enter into swap agreements with respect to securities indexes. The Balanced Fund may also en-ter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the International Developed, Inter-national and Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctua-tions from one country to another, or as part of their overall in-vestment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, en-ter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, COMMODITY INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on secu-rities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund in-tends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss de-pending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a


32   PIMCO Funds: Multi-Manager Series
            call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an op-tion may be closed out by an offsetting purchase or sale of an op-tion of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               For each of the Renaissance, Growth, Target, Opportunity, In-
            ternational, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               The International Developed, International, Emerging Markets,
            Precious Metals and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The International Developed and Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or se-curities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid


                                                 February 5, 1998 Prospectus  33
            by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Interna-tional Developed, International, Emerging Markets, Precious Metals and Balanced Funds may invest in foreign exchange futures con-tracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Tax Exempt Fund may purchase and sell futures contracts on U.S. Government securi-ties and Tax Exempt Bonds, as well as purchase put and call op-tions on such futures contracts. These Funds may engage in such futures transactions as an adjunct to their securities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            INDEX FUTURES The Renaissance, Growth, Target, Opportunity, Inter-national Developed, International, Emerging Markets, Innovation, Precious Metals, Balanced and Tax Exempt Funds may purchase futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment pur-poses. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").
               Each of the International Developed, International and Emerging
            Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United


34   PIMCO Funds: Multi-Manager Series

            States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Portfolio Manager believes that there are not enough attractive securities available to maintain the standards of diversification and liquid-ity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be as-sociated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.
               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.
               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relation-ship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

            The Funds will only enter into futures contracts or futures op-tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

PRECIOUS    The Precious Metals Fund will concentrate its investments in the
METALS      precious metals industry. Prices of precious metals can be ex-
            pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in precious metal-related activities may be subject to ex-treme fluctuations, reflecting wider economic or political insta-bility or for other reasons.

LOANS OF    For the purpose of achieving income, each Fund (with the exception
PORTFOLIO   of the Tax Exempt Fund) may lend its portfolio securities to bro-
SECURITIES  kers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral


                                              February 5, 1998 Prospectus   35
             consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or let-ters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securi-ties loaned; (ii) the Fund may at any time call the loan and ob-tain the return of the securities loaned; (iii) the Fund will re-ceive any interest or dividends paid on the loaned securities; and
             (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio se-curities. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collat-eral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

SHORT SALES  Each Fund may from time to time make short sales involving securi-
             ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

WHEN-        Each Fund may purchase securities which it is eligible to purchase
ISSUED,      on a when-issued basis, may purchase and sell such securities for
DELAYED      delayed delivery and may make contracts to purchase such securi-
DELIVERY     ties for a fixed price at a future date beyond normal settlement
AND          time (forward commitments). When-issued transactions, delayed de-
FORWARD      livery purchases and forward commitments involve a risk of loss if
COMMITMENT   the value of the securities declines prior to the settlement date,
TRANSACTIONS which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has deposited in a segregated account.

REPURCHASE   For the purposes of maintaining liquidity and achieving income,
AGREEMENTS   each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each
             Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

REVERSE      A reverse repurchase agreement may for some purposes be considered
REPURCHASE   borrowing that involves the sale of a security by a Fund and its
AGREEMENTS   agreement to repurchase the instrument at a specified time and
AND OTHER    price. The Fund will maintain a segregated account consisting of
BORROWINGS   assets determined to be liquid by the Advisor or Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Re-verse repurchase agreements will be subject to the Funds' limita-tions on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.
             Such a practice will result in leveraging of a Fund's assets. Lev-erage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

36   PIMCO Funds: Multi-Manager Series

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See
            "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." Port-folio turnover rates for the Renaissance, Growth, Target, Opportu-nity, International, Innovation, Precious Metals and Tax Exempt
            Funds are set forth under "Financial Highlights." The Portfolio turnover rates for the past two fiscal years for the remaining
            Funds were as follows (for the fiscal years ended June 30, 1997 and 1996, respectively): Equity Income--45% and 52%; Value--71%
            and 29%; Capital Appreciation--87% and 73%; Mid Cap Growth--82% and 79%; Small Cap Value--48% and 35%; International Developed--
            77% and 60%; Emerging Markets--74% and 74%; and Balanced--199% and
            140%.

ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale
            (such as privately placed debt securities), and other securities which legally or in the Advisor's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Advisor or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).


INVESTMENT  The International Developed, International and Emerging Markets
IN          Funds may invest in securities of other investment companies, such
INVESTMENT  as closed-end management investment companies, or in pooled ac-
COMPANIES   counts or other investment vehicles which invest in foreign mar-
            kets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS --  functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers

                                              February 5, 1998 Prospectus   37
              to the Funds have reported that each expects to modify its sys-tems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.


"FUNDAMENTAL" The investment objective of each of the Renaissance, Growth, Tar-
POLICIES get, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the out-standing shares of that Fund. If there is a change in a Fund's in-vestment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an ap-propriate investment in light of their then current financial po-sition and needs.

              Performance Information

              From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares, although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
                 The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establish-ment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional In-formation. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial of-fering date of a particular class, total return presentations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to re-flect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribu-tion and servicing fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total re-turn for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher ex-penses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). To-tal return may be advertised using alternative methods that re-flect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
                   Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent


38   PIMCO Funds: Multi-Manager Series
            yield of the Tax Exempt Fund's Class A, Class B and Class C shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax ex-empt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.
               The Advisor and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B (except the Opportunity Fund) and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agree-ments with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("intro-ducing brokers"). Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" be-low, the Opportunity Fund is closed to new investors. See "Re-strictions on Sales of and Exchanges for Shares of the Opportunity Fund." The Opportunity Fund does not offer Class B shares.
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application (an "Account Application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as dealer).
               Each Fund (except the Opportunity Fund) currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). The Opportunity Fund does not offer Class B shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed ei-ther (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent de-ferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing as-set based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.


                                               February 5, 1998 Prospectus  39

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Auto Invest plan, the
            PIMCO Auto Exchange plan and tax-qualified and wrap programs re-ferred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $1,000, and the minimum additional investment is $100 per Fund. For infor-mation about dealer commissions, see "Alternative Purchase Ar-rangements" below. Persons selling Fund shares may receive differ-ent compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certifi-cates will be issued unless specifically requested in writing by an investor or broker-dealer.

DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


40   PIMCO Funds: Multi-Manager Series

SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and ex-cept during periods when an Automatic Withdrawal Plan is in ef-fect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distributors LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."

TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs), including Roth
RETIREMENT  IRAs, for which First National Bank of Boston serves as trustee
PLANS       and for IRA Accounts established with Form 5305-SIMPLE under the
            Internal Revenue Code. These accounts include Simplified Employee
            Pension Plan (SEP) and Salary Reduction Simplified Employee Pen-sion Plan (SAR/SEP) IRA accounts and prototype documents. In addi-tion, prototype documents are available for establishing 403(b)(7)
            Custodial Accounts with First National Bank of Boston as custodi-an. This type of plan is available to employees of certain non-profit organizations.
               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k)
            Retirement Savings Plans. Investors should call the Distributor at
            800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial investment for all tax qualified plans (except for 401(k) plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $250 per Fund and the minimum initial investment for 401(k) plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all tax-qualified plans is $25.

PIMCO AUTO  The PIMCO Auto Invest plan provides for periodic investments into
INVEST the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank ac-count. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Dis-tributor or participating brokers. You may enroll by completing the appropriate section on the Account Application, or you may ob-tain an Auto Invest Application by calling the Distributor or your broker.

PIMCO AUTO  The PIMCO Auto Exchange plan establishes regular, periodic ex-
EXCHANGE    changes from one Fund to another Fund or a series of PIMCO Funds:
            Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration. Ex-changes for shares of the Opportunity Fund are currently re-stricted to the extent provided under "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restrictions on
            Sales of and Exchanges for Shares of the Opportunity Fund" below.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by tele-phone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCOFUND   PIMCO Fund Link ("Fund Link") connects your Fund account with a
LINK        bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Re-deem." Purchase transac-


                                                 February 5, 1998 Prospectus  41
            tions are effected by electronic funds transfers from the share-holder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-426-
            0107. All such calls will be recorded. Fund Link is normally es-tablished within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum in-vestment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are re-ceived after the close of regular trading, the shares will be pur-chased on the next regular business day.
               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

            LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVEST-ORS As described below under "Restrictions on Sales of and Ex-changes for Shares of the Opportunity Fund," shares of the Oppor-tunity Fund are normally not available for purchase by new invest-ors in the Fund. However, on January 27, 1997, the Opportunity Fund began offering Class A shares and, subsequently, Class C shares to new investors (the "Offering") on a limited basis.
               With the exception of certain benefit plans not currently eli-
            gible to acquire Opportunity Fund shares, all investors eligible to purchase shares of other Funds of the Trust may participate in the Offering. Existing Class A shareholders and Class C sharehold-ers of other Funds of the Trust or series of PIMCO Funds: Pacific Investment Management Series may, in addition to purchasing shares, acquire Opportunity Fund shares during the Offering by ex-changing their Class A or Class C shares for the same class of Op-portunity Fund shares in the manner described under "Exchange Privilege" below.
               The Offering will continue in effect upon the terms described above until it is modified or terminated at the sole discretion of the Trust. Upon termination of the Offering, the Opportunity Fund will again be closed to new investors.
               For additional information regarding the terms of the Offering, please contact the Distributor (at 800-426-0107) or your broker.

            RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTU-NITY FUND Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above, shares of the Opportunity Fund are not available for purchase by new in-vestors in the Fund. The following categories of existing share-holders will still be permitted to purchase additional shares of the Fund upon termination of the Offering: (i) shareholders who owned shares of the Opportunity Fund on December 31, 1992 will be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund; (ii) participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) and Keogh Plans, but not IRAs or SEP IRAs) that owned Opportunity Fund shares on March 1, 1993 for any single plan participant will be eligible to direct the purchase of the Fund's shares by their plan account for so long as the plan continues to own shares of the Fund for any single plan participant; and (iii) shareholders who acquired shares during the Offering described under "Limited Offering of Shares of the Opportu-


42  PIMCO Funds: Multi-Manager Series
             nity Fund to New Investors" above will be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Upon termination of the Offering, in the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such shareholder, or the participants in such plan, will no longer be eligible to purchase shares of the Opportunity Fund. The Oppor-tunity Fund does not offer Class B shares to new or existing in-vestors.
                Except pursuant to the Offering described above, shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the shareholders are indepen-dently eligible to purchase Opportunity Fund shares because they already owned such shares of the Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above) or acquired such shares during the Offering.
                The Trust reserves the right at any time to modify these re-
             strictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.

SIGNATURE    When a signature guarantee is called for, the shareholder should
GUARANTEE    have "Signature Guaranteed" stamped under his signature and guar-
             anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
             The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT      Changes in registration or account privileges may be made in writ-
REGISTRATION ing to the Transfer Agent. Signature guarantees may be required.
CHANGES      See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

                PIMCO Funds Distributors LLC
                P.O. Box 5866
                Denver, CO 80217-5866

             Alternative Purchase Arrangements

             The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through a separate prospectus, certain of the Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares, to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corpora-tions and other high net worth individuals. In April 1998, the Trust expects to offer a new class of shares, Class D shares, of certain Funds through a separate prospectus. Institutional Class, Administrative Class and Class D shares have no sales charges and different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Institu-tional Class, Administrative Class and Class D shares are gener-ally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 800-927-4648 (for Institutional and Administrative Classes) or 800-426-0107 (for Class D).
                The alternative purchase arrangements offered in this Prospec-
             tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be


                                                February 5, 1998 Prospectus  43
            considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when mak-ing an investment decision, investors should consider the antici-pated life of an intended investment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the pos-sibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans. The Opportunity Fund does not offer Class B shares.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Pacific Investment Management Series ac-cepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Pacific Investment Manage-ment Series accepted is $999,999. The Funds may refuse any order to purchase shares.


44  PIMCO Funds: Multi-Manager Series

               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custo-dial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distribu-tions under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"): (a) upon attaining age 59 1/2, (b) on ac-count of death or disability, (c) as part of a series of substan-tially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher ed-ucation expenses or to qualified first-time home-buyer expenses, or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
            (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with ter-mination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the ex-ception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a share-holder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemp-tion resulting from a return of an excess contribution to a quali-fied employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) re-demptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Advi-sor; (viii) redemptions effected pursuant to a Fund's right to in-voluntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus;
            (ix) involuntary redemptions caused by operation of law; (x) re-demption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
            (xi) redemptions by a shareholder who is a participant making pe-riodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases; (xii) redemptions effected by trustees or other fiducia-ries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust company or regis-tered investment adviser for which has an agreement with the Dis-tributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE un-der the Code for which the Trust is the designated financial in-stitution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with a distribution without penalty under Sec-tion 72(t) of the Code from a 403(b)(7) plan or an IRA (with the exception of a Roth IRA) upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic With-drawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.


                                                 February 5, 1998 Prospectus  45

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNATIVE investors that purchase $1,000,000 or more of any Fund's Class A -- CLASS A shares (and thus pay no initial sales charge) may be subject to a
SHARES      1% CDSC if they redeem such shares during the first 18 months af-
            ter their purchase.


              ALL FUNDS EXCEPT TAX EXEMPT FUND

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
              ----------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
              ----------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
              ----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
              ----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
              ----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
              ----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)


              TAX EXEMPT FUND

                                                                DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE AS COMMISSION
           AMOUNT OF            % OF NET        % OF PUBLIC     TO DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE  PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         4.71%           4.50%           4.00%
              -----------------------------------------------------------------------
           $50,000 - $99,999    4.17%           4.00%           3.50%
              -----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%           3.00%
              -----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%           2.00%
              -----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%           1.75%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)      0.50%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund except the Tax Exempt Fund, according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to
            $5,000,000, and 0.25% of amounts over $5,000,000; and for Class A shares of the Tax Exempt Fund, according to the following sched-ule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

46  PIMCO Funds: Multi-Manager Series

               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Pacific Investment Manage-ment Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an in-dividual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i) the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the Equity Income
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an ad-ditional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is


                                               February 5, 1998 Prospectus  47
            not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applica-ble to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be re-leased.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Applica-tion. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Dis-tributor at 800-426-0107 or any broker participating in this pro-gram.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a sharehold-er's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Dis-tributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, a registered investment company for which Pacific Investment Management, an af-filiate of the Advisor, acts as investment adviser, (c) current registered representatives and other full-time employees of par-ticipating brokers or such persons' spouses or for trust or custo-dial accounts for their minor children, (d) trustees or other fi-duciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 mil-lion in total plan assets, (e) trustees or other fiduciaries pur-chasing shares for certain plans sponsored by employers, profes-sional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases, and to participants in such plans and their spouses purchasing for their account(s) or IRAs (with the exception of Roth IRAs), (f) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or deal-ers are paid a single, inclusive fee for brokerage and investment management services, (g) client accounts of broker-dealers or reg-istered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO
            Funds: Multi-Manager Series in particular investment products or programs, and (h) accounts for which a trust company affiliated with the Trust or the Advisor serves as trustee or custodian. As described above, the Distributor will not pay any initial commis-sion to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers de-scribed under (d) or (e) in this paragraph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the


48   PIMCO Funds: Multi-Manager Series
            investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may partici-pate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of regis-tration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.


DEFERRED    Class B shares are sold at their current net asset value without
SALESCHARGE any initial sales charge. The full amount of an investor's pur-ALTERNATIVE chase payment will be invested in shares of the Fund(s) selected. -- CLASS B A CDSC will be imposed on Class B shares if an investor redeems an
SHARES      amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase pay-ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.


                                                February 5, 1998 Prospectus  49

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   5
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating bro-kers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts ex-ceeding thresholds established from time to time by the Distribu-tor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 800-426-0107.


ASSET BASED Class C shares are sold at their current net asset value without
SALES       any initial sales charge. A CDSC is imposed on Class C shares if
CHARGE      an investor redeems an amount which causes the current value of
ALTERNATIVE the investor's account for a Fund to fall below the total dollar -- CLASS C amount of purchase payments subject to the CDSC, except that no
SHARES      CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the

50   PIMCO Funds: Multi-Manager Series
            amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).
               The following example will illustrate the operation of the
            Class C CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

            Exchange Privilege

            Except with respect to exchanges for shares of the Opportunity Fund (which are subject to certain restrictions), a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For information on restrictions applicable to exchanges of shares for shares of the Opportunity Fund, see "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restric-tions on Sales of and Exchanges for Shares of the Opportunity


                                               February 5, 1998 Prospectus   51

            Fund" under "How to Buy Shares" above. Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family comprised primarily of fixed income portfolios managed by Pacific Investment Management, an affiliate of the Advisor. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and ex-changes effected through the PIMCO Auto Exchange plan, exchanges are subject to the $1,000 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the Account Application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genu-ine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Auto Ex-change" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Fund Link. In the event a shareholder or participants in certain self-directed qualified employee benefit plans eligible to purchase shares of the Opportunity Fund redeem(s) all of the shareholder's or the participants' shares of the Fund (including shares acquired during the Offering described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors" above), such shareholder or participants in


52  PIMCO Funds: Multi-Manager Series
            such plans will no longer be eligible to purchase shares of the Opportunity Fund. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."
               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

DIRECT      A shareholder's original Account Application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described be-low, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed
            (see "Certificated Shares" below); and (4) any additional docu-ments which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the re-demption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
            A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that ac-count. To avoid delay in redemption or transfer, shareholders hav-ing any questions about these requirements should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored un-til all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive


                                               February 5, 1998 Prospectus   53
            the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

TELEPHONE   The Trust accepts telephone requests for redemption of
REDEMPTIONS uncertificated shares for amounts up to $50,000 within any 7 cal-
            endar day period, except for investors who have specifically de-clined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The
            Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.
               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption.
            Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading
            (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day.
            The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.


54  PIMCO Funds: Multi-Manager Series

               Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares-- Signature Guarantee." See "How to Buy Shares--PIMCO Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

PIMCO FUNDS  PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED    telephone system that enables shareholders to perform a number of
TELEPHONE    account transactions automatically using a touch-tone telephone.
SYSTEM       ATS may be used on already-established Fund accounts after you ob-
             tain a Personal Identification Number (PIN) by calling the special
             ATS number: 1-800-223-2413.
                Purchasing Shares. You may purchase shares in amounts up to
             $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
                Exchanging Shares. With the PIMCO Funds Exchange Privilege, you
             can exchange shares automatically by telephone from your Fund Link
             Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" for details.
                Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" for details.

EXPEDITED    If a shareholder has given authorization for expedited wire re-
WIRE         demption, shares can be redeemed and the proceeds sent by federal
TRANSFER     wire transfer to a single previously designated bank account. Re-
REDEMPTIONS  quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
             Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not cur-rently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
             To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
             LLC, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy
             Shares--Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.

CERTIFICATED To redeem shares for which certificates have been issued, the cer-
SHARES tificates must be mailed to or deposited with the Trust, duly en-dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


                                                February 5, 1998 Prospectus  55

AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your broker. If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy Shares--Signature
            Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net as-set value (less any applicable CDSC) to make each withdrawal pay-ment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline.
            The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through rein-vestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participat-ing brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than

56   PIMCO Funds: Multi-Manager Series
            current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Fund's average daily net assets at-tributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-
            dered even if the amount paid exceeds the Distributor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-
            marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.


                                                February 5, 1998 Prospectus  57

               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              ALL FUNDS(/1/)

                            SERVICING DISTRIBUTION
                            FEE       FEE
              ------------------------------------
           Class A          .25%      N/A
              ------------------------------------
           Class B (/2/)    .25%      None
              ------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
              ------------------------------------
           Class C (/3/)
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advi-sors may pay participating brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.


58  PIMCO Funds: Multi-Manager Series

               From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and, in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of Class B and Class C shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. Class B and Class C Distribu-tion and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of se-ries of PIMCO Advisors Funds that were predecessors of certain Funds listed below. The remaining Funds did not offer Class B or Class C shares prior to January 17, 1997. As of June 30, 1997, such expenses were approximately $12,674,000 in excess of payments under the Class B Distribution and Servicing Plan and $2,163,000 in excess of payments under the Class C Distribution and Servicing Plan. The allocation of such excess (on a pro rata basis) among the Funds listed below (and where noted, their predecessees) as of June 30, 1997 was as follows:


              EXCESS EXPENSES

                                    CLASS B                           CLASS C
                                    -------------------------------------------------------------------
                                                     (AS A PERCENTAGE                  (AS A PERCENTAGE
                                                     OF NET ASSETS                     OF NET ASSETS
                                    ($ IN THOUSANDS) AS OF 6/30/97)   ($ IN THOUSANDS) AS OF 6/30/97)
           --------------------------------------------------------------------------------------------
           Equity Income Fund          97            4.00               4              .10
           --------------------------------------------------------------------------------------------
           Renaissance Fund*        1,533            4.00             170              .10
           --------------------------------------------------------------------------------------------
           Value Fund                 658            4.00              35              .10
           --------------------------------------------------------------------------------------------
           Capital Appreciation
            Fund                       94            4.00               7              .10
           --------------------------------------------------------------------------------------------
           Growth Fund*             2,966            4.00             821              .10
           --------------------------------------------------------------------------------------------
           Mid Cap Growth Fund        791            4.00              28              .10
           --------------------------------------------------------------------------------------------
           Target Fund*             3,198            4.00             526              .10
           --------------------------------------------------------------------------------------------
           Small Cap Value Fund       358            4.00              11              .10
           --------------------------------------------------------------------------------------------
           Opportunity Fund*          N/A             N/A             341              .10
           --------------------------------------------------------------------------------------------
           International Developed
            Fund                       37            4.00               2              .10
           --------------------------------------------------------------------------------------------
           International Fund*        432            4.00              91              .10
           --------------------------------------------------------------------------------------------
           Emerging Markets Fund        9            4.00               2              .10
           --------------------------------------------------------------------------------------------
           Innovation Fund*         2,042            4.00              88              .10
           --------------------------------------------------------------------------------------------
           Precious Metals Fund*      272            4.00              14              .10
           --------------------------------------------------------------------------------------------
           Balanced Fund               35            4.00               1              .10
           --------------------------------------------------------------------------------------------
           Tax Exempt Fund*           152            4.00              22              .10

            * For these Funds, the table includes excess expenses of predeces-sor series of PIMCO Advisors Funds which reorganized as the listed Funds of the Trust on January 17, 1997.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established


                                                February 5, 1998 Prospectus  59
            by the Board of Trustees, with reference to fixed income securi-ties whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term invest-ments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International Developed, International, Emerging Markets and Precious Metals Funds may not take place con-temporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign secu-rities are determined using information derived from pricing serv-ices and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calcu-lated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the val-ues of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be re-flected in the calculation of net asset value. If events materi-ally affecting the value of such securities occur during such pe-riod, then these securities may be valued at fair value as deter-mined by the Advisor or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared daily and paid monthly to share-holders of record of the Tax Exempt Fund and declared and paid quarterly to shareholders of record by the Equity Income, Renais-sance, Value and Balanced Funds. Net investment income from inter-est and dividends, if any, will be declared and paid at least an-nually to shareholders of record by the Capital Appreciation, Growth, Mid Cap Growth, Target, Small Cap Value, Opportunity, In-ternational Developed, International, Emerging Markets, Innovation and Precious Metals Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more fre-quently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust or PIMCO Funds: Pacific Investment Management Series as described below, at net asset val-ue, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their par-ticipating broker). If a shareholder has elected to receive divi-dends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the share-holder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund of PIMCO Funds:
            Pacific Investment Management Series, until


60   PIMCO Funds: Multi-Manager Series
            such shareholder is located. Dividends paid by each Fund with re-spect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a re-sult of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.
               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund or series selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will gener-ally be taxed at a 28% or 20% rate, depending upon the holding pe-riod of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, No-vember or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
               Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Tax Exempt Bonds are expected to be des-ignated by the Fund as "exempt-interest dividends," and sharehold-ers may exclude such dividends from gross income for federal in-come tax purposes. However, if a shareholder receives social secu-rity or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative mini-mum tax liability of shareholders already subject to this tax. Other distributions from the Tax Exempt Fund may constitute tax-able income, and any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Tax Exempt Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Tax Exempt Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemp-tion for "exempt-interest dividends" attribut-


                                                February 5, 1998 Prospectus  61
            able to Tax Exempt Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Tax Exempt Fund receives on Tax Exempt Bonds that was paid out as dividends during the preceding year.
               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Tax Exempt Fund in-vests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Tax Exempt Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Tax Exempt Fund for corpora-tions, casualty insurance companies, and financial institutions.
            In particular, under the Code, for corporations, alternative mini-mum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which in-cludes various items of tax exempt income) exceeds the amount oth-erwise determined to be alternative minimum taxable income. Ac-cordingly, an investment in the Tax Exempt Fund may cause share-holders to be subject to (or result in an increased liability un-der) the alternative minimum tax.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences.
            If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

62  PIMCO Funds: Multi-Manager Series

            PIMCO ADVISORS serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors
INVESTMENT  is a Delaware limited partnership organized in 1987. PIMCO Advi-
ADVISOR sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were approxi-mately $200 billion. A portion of the units of the limited partner interest in PIMCO Advisors Holdings L.P. ("PAH"), an affiliate of PIMCO Advisors, is traded publicly on the Exchange. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PAH. Pa-cific Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a 50% interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is reg-istered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary partner-ships, the following five of which manage one or more of the
            Funds: Blairlogie, Cadence, Columbus Circle, NFJ and Pacific In-vestment Management.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO   Pursuant to portfolio management agreements, PIMCO Advisors em-
MANAGERS    ploys Portfolio Managers to provide investment advisory services to all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the pur-chase and sale of a Fund's securities and other investments.

            COLUMBUS CIRCLE manages the Renaissance Fund, the Growth Fund, the Target Fund, the Opportunity Fund, the Innovation Fund and the Tax Exempt Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Co-lumbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of ap-proximately $9.3 billion. Columbus Circle's address is Metro Cen-ter, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds (except the Tax Exempt Fund) with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.


                                                February 5, 1998 Prospectus  63

               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. An-thony Rizza and Irwin F. Smith are primarily responsible for the day-to-day management of the Growth Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Mr. Smith, a Managing Director of Columbus Circle, has over 30 years of investment management experience. He received his bachelor's degree and MBA from the University of Wisconsin, and he is a Chartered Financial Analyst. Marc Felman and Donald A. Chiboucas are primarily responsible for the day-to-day management of the Op-portunity Fund. Mr. Felman, a Managing Director at Columbus Cir-cle, has 9 years of investment management experience. He received his bachelor's degree from Emory University and his MBA from the Wharton School of Business. Mr. Chiboucas, a Managing Director of Columbus Circle, has 30 years of investment management experience. He received his bachelor's degree and MBA from the University of California, Berkeley, and he is a Chartered Financial Analyst. Amy
            H. Hogan is primarily responsible for the day-to-day management of the Target Fund. Ms. Hogan, a Managing Director of Columbus Cir-cle, has 12 years of investment management experience. She re-ceived her bachelor's degree and MBA from the University of Wis-consin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) is primarily responsible for the day-to-day management of the Innovation Fund. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Thomas J. Brophy is pri-marily responsible for the day-to-day management of the Tax Exempt Fund. Mr. Brophy, a Vice President of Columbus Circle, has 6 years of investment management experience. He received his bachelor's degree from Manhattan College and his MBA from Pace University.

            CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of December 31, 1997 of approximately $5.2 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 12 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.


64  PIMCO Funds: Multi-Manager Series

            NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Bal-anced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dal-las, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.
               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 29 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial An-alyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Grad-uate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primarily respon-sible for the day-to-day management of the Value Fund and the Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            BLAIRLOGIE manages the International Developed Fund, the Interna-tional Fund, and the Emerging Markets Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory part-ner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing part-ner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial As-set Management Corporation (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal ex-ecutive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment ad-viser to Blairlogie, commenced operations in 1992. Accounts man-aged by Blairlogie had combined assets as of December 31, 1997 of approximately $647 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is regis-tered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.
               James Smith is primarily responsible for the day-to-day manage-
            ment of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

            PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $118 billion of assets


                                                February 5, 1998 Prospectus  65
              under management as of December 31, 1997. Pacific Investment Man-agement's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is regis-tered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.
                 William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for more than 25 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los An-geles Society of Financial Analysts.

              VAN ECK is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of December 31, 1997 of approxi-mately $1.4 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment adviser with the Securities and Exchange Commission.
                 Henry J. Bingham, Executive Managing Director of Van Eck, has
              served as the Portfolio Manager of the Precious Metals Fund since the Fund commenced operations.

              Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading advisor does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Pacific Investment Management and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.


FUND          PIMCO Advisors also serves as administrator (the "Administrator")
ADMINISTRATOR for the Funds' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator pro-vides or procures administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these serv-ices. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (in-cluding sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
                 The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific
              Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allo-cable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may


66  PIMCO   Funds: Multi-Manager Series
            include certain other expenses as permitted by the Trust's Multi-ple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.


ADVISORY    The Funds feature fixed advisory and administrative fees. For pro-
AND         viding or arranging for the provision of investment advisory serv-
ADMINIS-    ices to the Funds as described above, PIMCO Advisors receives
TRATIVE     monthly fees from each Fund at an annual rate based on the average
FEES        daily net assets of the Fund as follows:


                                        ADVISORY
               FUND                     FEE RATE
                  ------------------------------
               Tax Exempt Fund          .30%
                  ------------------------------
               Equity Income, Value,
                Capital Appreciation,
                Mid Cap Growth and
                Balanced Funds          .45%
                  ------------------------------
               Growth Fund              .50%
                  ------------------------------
               Target and Interna-
                tional Funds            .55%
                  ------------------------------
               Renaissance, Small Cap
                Value, International
                Developed and Precious
                Metals Funds            .60%
                  ------------------------------
               Opportunity and Innova-
                tion Funds              .65%
                  ------------------------------
               Emerging Markets Fund    .85%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:


                                     ADMINISTRATIVE
           FUND                      FEE RATE
              ----------------------------------------------------------------
           Precious Metals Fund      .45% of first $2.5 billion
                                     .40% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           International Developed,
            International and
            Emerging Markets Funds   .65% of first $2.5 billion
                                     .60% of amounts in excess of $2.5 billion
              ----------------------------------------------------------------
           All Other Funds           .40% of first $2.5 billion
                                     .35% of amounts in excess of $2.5 billion


               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Renaissance, Growth, Target, Op-portunity, International, Innovation, Precious Metals, and Tax Ex-empt Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Man-agement (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.
               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
            Columbus Circle--.38% for the Renaissance Fund, .34% for the Growth Fund, .36% for the Target Fund, .48% for the Opportunity Fund, .38% for the Innovation Fund and .30% for the Tax Exempt Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .50% for the Small Cap Value Fund and .35% for the portion of the


                                                February 5, 1998 Prospectus  67

             Common Stock Segment of the Balanced Fund allocated to NFJ; Blairlogie--.50% for the International Developed Fund, .40% for the International Fund and .75% for the Emerging Markets Fund; Pa-cific Investment Management-- .25% for the Fixed Income Securities Segment of the Balanced Fund; and Van Eck--.35% for the Precious Metals Fund.

PORTFOLIO    Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSACTIONS ager places orders for the purchase and sale of portfolio invest-
             ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
             Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
                Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers.
             If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio
             Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

             Description of the Trust


CAPITALI-    The Trust was organized as a Massachusetts business trust on Au-
 ZATION      gust 24, 1990, and currently consists of twenty-three portfolios that are operational, sixteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
                Under Massachusetts law, shareholders could, under certain cir-
             cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.


MULTIPLE     In addition to Class A, Class B and Class C shares, certain Funds
CLASSES OF   also offer Institutional and Administrative Class shares through a
SHARES       separate prospectus. In April 1998, the Trust expects to offer a new class of shares, Class D shares, of certain Funds through a separate prospectus. See "Alternative Purchase Arrangements." This
             Prospectus relates only to Class A, Class B and Class C shares of the Funds.

68   PIMCO Funds: Multi-Manager Series

               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and con-ditions, except that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not in-cluding advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actu-ally incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in rela-tion to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.
               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of December 31, 1997, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent a shareholder is also the beneficial owner of such shares, the shareholder may be deemed to control (as that term is defined in the 1940 Act) the Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) pres-ent at a meeting, if the holders of more than 50% of the outstand-ing shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 800-426-0107 if additional shareholder reports are desired.


                                                 February 5, 1998 Prospectus  69

                      (This page left blank intentionally)

          ---------------------------------------------------------------------
PIMCO     INVESTMENT ADVISOR AND ADMINISTRATOR
FUNDS:    PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
MULTI-    92660
MANAGER   ---------------------------------------------------------------------
SERIES    PORTFOLIO MANAGERS
          Columbus Circle Investors, Cadence Capital Management, NFJ Invest-ment Group, Blairlogie Capital Management, Pacific Investment Man-agement Company, Van Eck Associates Corporation
          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
          06902
          ---------------------------------------------------------------------
          CUSTODIAN
          Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS
          Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105
          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------
          For further information about the PIMCO Funds, call 1-800-426-0107

                           PIMCO Funds is on the WEB

                       w w w.p i m c o f u n d s.c o m

A partial List of
What's Available:

Daily Manager
Commentary

Fund Manager Bios

Current and
Historical Fund
Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund
Portfolio Holdings

Risk Analysis

Daily Share Prices

Downloadable
Literature Section

On-line Literature
Requests

Resources for
Investment
Professionals

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. You and your financial advisor now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Fund. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets. You'll find the site to be

                 [PICTURE OF PIMCO FUNDS ON WEB APPEARS HERE]

informative and easy-to-use. It's divided into three main sections: Investment Insight, Fund Information and Resources. And there are several functions that can help you navigate your way around the site. We can be found on the Worldwide Web at www.pimcofunds.com.

                 [PICTURE OF PIMCO FUNDS ON WEB APPEARS HERE]

Investment Insight
The Investment Insight section provides an overview of six of the investment management firms under the PIMCO Advisors L.P. umbrella. You'll find an explanation of each firm's investment process, biographies of the investment team, manager updates and more.

                 [PICTURE OF PIMCO FUNDS ON WEB APPEARS HERE]

Fund Information
In the Fund Information section you'll access detailed profiles of all the PIMCO Funds, including current and historical performance, Lipper rankings and Morningstar ratings. Additionally, we provide a summary of a fund's portfolio--complete with risk analysis data. You can also obtain daily fund share prices. Please read the relevant prospectus carefully before you invest in any PIMCO Fund.

                 [PICTURE OF PIMCO FUNDS ON WEB APPEARS HERE]

Resources
Our Resources section features a variety of useful information, including:

 .   an on-line document library that contains prospectuses, applications and other forms that you can view and print

 .   a literature-by-mail "catalog", so you can order free materials, such as our popular Investor Guide

 .   information about our convenient shareholder services, such as Auto-Invest,
Fund Link and our 24-Hour Telephone Information System

 .   a listing of the features and benefits of the retirement plans offered by
PIMCO Funds.

Questions?
We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or, use the e-mail feature of the site to contact us.



                               P   I   M   C   O
                                                 F U N D S

                                              [LOGO OF PIMCO FUNDS APPEARS HERE]


Multi-Manager Series

BLAIRLOGIE CAPITAL MANAGEMENT
    PIMCO Emerging Markets Fund
    PIMCO International Developed Fund
    PIMCO International Fund

CADENCE CAPITAL MANAGEMENT
    PIMCO Capital Appreciation Fund
    PIMCO Mid Cap Growth Fund
    PIMCO Micro Cap Growth Fund
    PIMCO Small Cap Growth Fund

COLUMBUS CIRCLE INVESTORS
    PIMCO Renaissance Fund
    PIMCO Core Equity Fund
    PIMCO Mid Cap Equity Fund
    PIMCO Innovation Fund
    PIMCO International Growth Fund

NFJ INVESTMENT GROUP
    PIMCO Equity Income Fund
    PIMCO Value Fund
    PIMCO Small Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
    PIMCO Enhanced Equity Fund
    PIMCO Structured Emerging Markets Fund

MULTIPLE MANAGERS
    PIMCO Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                                February 5, 1998

PIMCO Funds: Multi-Manager Series
Prospectus
February 5, 1998

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end management investment company ("mutual fund"). This Prospectus describes eighteen separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Portfolio Managers.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, certain Funds offer up to three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information-- Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund's Administrative Class shares are subject to service and/or distribution fees paid to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment. Institutional Class and Administrative Class shares of the Funds are offered for sale at the relevant next determined net asset value for each class with no sales charge.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated February 5, 1998, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 360
                     Newport Beach, CA 92660
                     Telephone: (800) 927-4648 (Current Shareholders)
                                (800) 800-0952 (New Accounts)
                                (800) 987-4626 (PIMCO Infolink Audio Response
                                      Network).

The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                                                  February 5, 1998 Prospectus  1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  28
   Characteristics and Risks of Securities and Investment Techniques.......  30
   Management of the Trust.................................................  43
   Purchase of Shares......................................................  49
   Redemption of Shares....................................................  52
   Portfolio Transactions..................................................  54
   Net Asset Value.........................................................  55
   Dividends, Distributions and Taxes......................................  56
   Other Information.......................................................  57

2 PIMCO Funds: Multi-Manager Series

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes eighteen separate diversified investment portfolios (the "Funds") offered by the Trust.

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

PORTFOLIO MANAGER
    AND FUND           INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

BLAIRLOGIE CAPITAL
MANAGEMENT

 Emerging Markets      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------
 International         Seeks long-term growth of capital; invests primarily in
 Developed             a diversified portfolio of international equity
                       securities.
--------------------------------------------------------------------------------
 International         Seeks capital appreciation, income is incidental;
                       invests primarily in common stocks of non-U.S. issuers.
--------------------------------------------------------------------------------

CADENCE CAPITAL
MANAGEMENT

 Capital               Seeks growth of capital; invests primarily in common
 Appreciation          stocks of companies with market capitalizations of at
                       least $100 million that have improving fundamentals and
                       whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Mid Cap Growth        Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations in
                       excess of $500 million that have improving fundamentals
                       and whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
 Micro Cap Growth      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       of less than $100 million that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
 Small Cap Growth      Seeks growth of capital; invests primarily in common
                       stocks of companies with market capitalizations between
                       $50 million and $1 billion that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------

COLUMBUS CIRCLE
INVESTORS

 Renaissance           Seeks long-term growth of capital and income; invests
                       primarily in income-producing stocks and convertibles.
--------------------------------------------------------------------------------
 Core Equity           Seeks long-term growth of capital, with income as a
                       secondary objective; invests primarily in common stocks
                       of companies with market capitalizations in excess of $3
                       billion.
--------------------------------------------------------------------------------
 Mid Cap Equity        Seeks long-term growth of capital; invests primarily in
                       common stocks of companies with market capitalizations
                       between $800 million and $3 billion.
--------------------------------------------------------------------------------
 Innovation            Seeks capital appreciation; invests primarily in common
                       stocks of technology-related companies.
--------------------------------------------------------------------------------
 International         Seeks long-term capital appreciation; invests primarily
 Growth                in an international portfolio of equity and equity-
                       related securities.

                                       (CONTINUED ON NEXT PAGE)


                                                  February 5, 1998 Prospectus  3

                                  (CONTINUED)
PORTFOLIO MANAGER
    AND FUND           INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

NFJ INVESTMENT GROUP

 Equity Income         Seeks current income as a primary investment objective,
                       and long-term growth of capital as a secondary
                       objective; invests primarily in common stocks with
                       below-average price to earnings ratios and higher
                       dividend yields relative to their industry groups.
--------------------------------------------------------------------------------
 Value                 Seeks long-term growth of capital and income; invests
                       primarily in common stocks with below-average price to
                       earnings ratios relative to their industry groups.
--------------------------------------------------------------------------------
 Small Cap Value       Seeks long-term growth of capital and income; invests
                       primarily in common stocks of companies with market
                       capitalizations between $50 million and $1 billion and
                       below-average price to earnings ratios relative to their
                       industry groups.
--------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO
ASSOCIATES

 Enhanced Equity       Seeks to provide a total return which equals or exceeds
                       the total return performance of the Standard & Poor's
                       500 Composite Stock Price Index; invests in common
                       stocks represented in that Index.
--------------------------------------------------------------------------------
 Structured            Seeks long-term growth of capital; invests primarily in
 Emerging Markets      common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------

MULTIPLE MANAGERS

 Balanced Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.
--------------------------------------------------------------------------------

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Equity Funds"). While each of the International, Renaissance, Innovation, and International Growth Funds may invest up to 100% of its assets in money market instruments for temporary defensive purposes, it is the policy of the other Equity Funds to be as fully invested as practicable in common stock. These other Equity Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Equity Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

4 PIMCO Funds: Multi-Manager Series

  Certain Funds may use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approximately $200 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds, the Adviser has engaged its affiliates to serve as Portfolio Managers. These affiliated Portfolio Managers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and to manage the investment of such assets.

  For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

                                                  February 5, 1998 Prospectus  5

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. The Micro Cap Growth Fund and Small Cap Growth Fund are currently closed to new investors, although existing shareholders may continue to invest in these Funds, subject to the Adviser's and Cadence's right to suspend all new investments at their discretion, depending upon market conditions and other factors. In addition, Institutional Class and Administrative Class shares of the International, Renaissance, Innovation, and Structured Emerging Markets Funds are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values for shares of the same class of any other Fund of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least annually (except for the Renaissance, Equity Income, Value, and Balanced Funds, which will distribute dividends quarterly), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class. See "Dividends, Distributions and Taxes."

6  PIMCO Funds:  Muli-Manager Series

                      (This page left blank intentionally)


                                                  February 5, 1998 Prospectus  7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   --------------------------                   -------- -------------- --------
   Emerging Markets Fund.......................   0.85%       0.50%       1.35%
   International Developed Fund................   0.60        0.50        1.10
   International Fund..........................   0.55        0.50        1.05
   Capital Appreciation Fund...................   0.45        0.25        0.70
   Mid Cap Growth Fund.........................   0.45        0.25        0.70
   Micro Cap Growth Fund.......................   1.25        0.25        1.50
   Small Cap Growth Fund.......................   1.00        0.25        1.25
   Renaissance Fund............................   0.60        0.25        0.85
   Core Equity Fund............................   0.57        0.25        0.82
   Mid Cap Equity Fund.........................   0.63        0.25        0.88
   Innovation Fund.............................   0.65        0.25        0.90
   International Growth Fund...................   0.85        0.50        1.35
   Equity Income Fund..........................   0.45        0.25        0.70
   Value Fund..................................   0.45        0.25        0.70
   Small Cap Value Fund........................   0.60        0.25        0.85
   Enhanced Equity Fund........................   0.45        0.25        0.70
   Structured Emerging Markets Fund............   0.45        0.50        0.95
   Balanced Fund...............................   0.45        0.25        0.70

                                                              SERVICE/
                                      ADVISORY ADMINISTRATIVE  12B-1    TOTAL
   ADMINISTRATIVE CLASS SHARES          FEE         FEE         FEE    EXPENSES
   ---------------------------        -------- -------------- -------- --------
   Emerging Markets Fund.............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund......   0.60        0.50        0.25     1.35
   International Fund................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund.........   0.45        0.25        0.25     0.95
   Mid Cap Growth Fund...............   0.45        0.25        0.25     0.95
   Micro Cap Growth Fund.............   1.25        0.25        0.25     1.75
   Small Cap Growth Fund.............   1.00        0.25        0.25     1.50
   Renaissance Fund..................   0.60        0.25        0.25     1.10
   Core Equity Fund..................   0.57        0.25        0.25     1.07
   Mid Cap Equity Fund...............   0.63        0.25        0.25     1.13
   Innovation Fund...................   0.65        0.25        0.25     1.15
   International Growth Fund.........   0.85        0.50        0.25     1.60
   Equity Income Fund ...............   0.45        0.25        0.25     0.95
   Value Fund........................   0.45        0.25        0.25     0.95
   Small Cap Value Fund..............   0.60        0.25        0.25     1.10
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."


8  PIMCO Funds: Multi-Manager Series

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Emerging Markets Fund........................  $14     $43     $74     $162
   International Developed Fund.................   11      35      61      134
   International Fund...........................   11      33      58      128
   Capital Appreciation Fund....................    7      22      39       87
   Mid Cap Growth Fund..........................    7      22      39       87
   Micro Cap Growth Fund........................   15      47      82      179
   Small Cap Growth Fund........................   13      40      69      151
   Renaissance Fund.............................    9      27      47      105
   Core Equity Fund.............................    8      26      46      101
   Mid Cap Equity Fund..........................    9      28      49      108
   Innovation Fund..............................    9      29      50      111
   International Growth Fund....................   14      43      74      162
   Equity Income Fund...........................    7      22      39       87
   Value Fund...................................    7      22      39       87
   Small Cap Value Fund.........................    9      27      47      105
   Enhanced Equity Fund.........................    7      22      39       87
   Structured Emerging Markets Fund.............   10      30      53      117
   Balanced Fund................................    7      22      39       87
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Emerging Markets Fund........................  $16     $50     $87     $190
   International Developed Fund.................   14      43      74      163
   International Fund...........................   13      41      71      157
   Capital Appreciation Fund....................   10      30      53      117
   Mid Cap Growth Fund..........................   10      30      53      117
   Micro Cap Growth Fund........................   18      55      95      206
   Small Cap Growth Fund........................   15      47      82      179
   Renaissance Fund.............................   11      35      61      134
   Core Equity Fund.............................   11      34      59      131
   Mid Cap Equity Fund .........................   12      36      62      137
   Innovation Fund..............................   12      37      63      140
   International Growth Fund....................   16      50      87      190
   Equity Income Fund...........................   10      30      53      117
   Value Fund...................................   10      30      53      117
   Small Cap Value Fund.........................   11      35      61      134
   Enhanced Equity Fund.........................   10      30      53      117
   Structured Emerging Markets Fund.............   12      38      66      145
   Balanced Fund................................   10      30      53      117

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                  February 5, 1998 Prospectus  9

                             FINANCIAL HIGHLIGHTS

  The financial highlights set forth on the following pages present certain information and ratios as well as performance information for the Funds. The information provided below is included in the June 30, 1997 PIMCO Funds Annual Report (relating to Institutional and Administrative Class shares) and has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained from the Trust without charge. Financial statements and related notes are also incorporated by reference in the Statement of Additional Information. The International, Renaissance, Innovation, International Growth, and Structured Emerging Markets Funds did not offer Institutional or Administrative Class Shares during the reporting periods. Prior to November 1, 1995, the fiscal year end for each Fund listed below was October 31.

  Selected data for a share outstanding throughout each period:


                       NET ASSET               NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         VALUE        NET        UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                       BEGINNING  INVESTMENT   GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                       OF PERIOD INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
 Institutional Class
  06/30/97              $12.66      $ 0.06(a)      $ 1.30(a)    $ 1.36      $(0.06)     $ 0.00        $ 0.00
  11/01/95-06/30/96      11.27        0.03           1.40         1.43       (0.04)       0.00          0.00
  10/31/95               16.53        0.07          (4.55)       (4.48)      (0.06)       0.00         (0.72)
  10/31/94               12.27       (0.01)          4.45         4.44        0.00        0.00         (0.18)
  06/01/93-10/31/93      10.00        0.03           2.52         2.55       (0.02)       0.00         (0.26)
 Administrative Class
  06/30/97               12.63        0.00(a)        1.32(a)      1.32        0.00        0.00          0.00
  11/01/95-06/30/96      11.24        0.02(a)        1.40(a)      1.42       (0.03)       0.00          0.00
  10/31/95               16.95        0.00          (4.95)       (4.95)      (0.05)       0.00         (0.71)
INTERNATIONAL DEVELOPED FUND
 (I)
 Institutional Class
  06/30/97              $12.54      $ 0.10(a)      $ 1.09(a)    $ 1.19      $ 0.00      $ 0.00        $(0.61)
  11/01/95-06/30/96      11.74        0.72           0.72         1.44       (0.07)      (0.36)        (0.21)
  10/31/95               11.86        0.10           0.30         0.40       (0.09)       0.00         (0.43)
  10/31/94               10.69        0.09           1.15         1.24       (0.03)       0.00         (0.04)
  06/08/93-10/31/93      10.00        0.05           0.69         0.74       (0.04)       0.00         (0.01)
 Administrative Class
  06/30/97               12.51        0.06(a)        1.09(a)      1.15        0.00        0.00         (0.61)
  11/01/95-06/30/96      11.73        0.69(a)        0.72(a)      1.41       (0.07)      (0.35)        (0.21)
  11/30/94-10/31/95      11.21        0.02           1.01         1.03       (0.08)       0.00         (0.43)
CAPITAL APPRECIATION
 FUND
 Institutional Class
  06/30/97              $18.10      $ 0.24         $ 5.08       $ 5.32      $(0.10)     $ 0.00        $(2.13)
  11/01/95-06/30/96      16.94        0.35           1.99         2.34       (0.15)       0.00         (1.03)
  10/31/95               13.34        0.18           3.60         3.78       (0.18)       0.00          0.00
  10/31/94               13.50        0.14          (0.12)        0.02       (0.14)       0.00         (0.04)
  10/31/93               11.27        0.11           2.73         2.84       (0.11)       0.00         (0.50)
  10/31/92               11.02        0.14           1.05         1.19       (0.14)       0.00         (0.72)
  03/08/91-10/31/91      10.00        0.09           1.02         1.11       (0.09)       0.00          0.00
 Administrative Class
  07/31/96-06/30/97      17.19        0.16           6.03         6.19       (0.09)       0.00         (2.13)
MID CAP GROWTH FUND
 Institutional Class
  06/30/97              $19.44      $(0.07)        $ 5.25       $ 5.18      $(0.05)     $ 0.00        $(4.29)
  11/01/95-06/30/96      18.16        0.32           1.53         1.85       (0.14)       0.00         (0.43)
  10/31/95               13.97        0.07           4.19         4.26       (0.07)       0.00          0.00
  10/31/94               13.97        0.06           0.01         0.07       (0.06)       0.00         (0.01)
  10/31/93               11.29        0.07           2.70         2.77       (0.07)       0.00         (0.02)
  10/31/92               10.28        0.10           1.03         1.13       (0.10)       0.00          0.00
  08/26/91-10/31/91      10.00        0.02           0.27         0.29       (0.01)       0.00          0.00
 Administrative Class
  06/30/97               19.44       (0.13)          5.25         5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96      18.17        0.28           1.53         1.81       (0.11)       0.00         (0.43)
  11/30/94-10/31/95      13.31        0.03           4.85         4.88       (0.02)       0.00          0.00

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (i)Formerly the Blairlogie International Active Fund.

10  PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.06)     $13.96       10.85%     $ 52,703       1.45%        0.45%         74%
     0.00           0.00        0.00       (0.04)      12.66       12.70        80,545       1.35*        0.84*         74
     0.00           0.00        0.00       (0.78)      11.27      (27.70)       73,539       1.35         0.57         118
     0.00           0.00        0.00       (0.18)      16.53       36.31        79,620       1.35        (0.06)         79
     0.00           0.00        0.00       (0.28)      12.27       25.55        14,625       1.34*        0.64*         37
     0.00           0.00        0.00        0.00       13.95       10.45           117       1.69         0.02          74
     0.00           0.00        0.00       (0.03)      12.63       12.70           368       1.61*        0.18*         74
     0.00           0.00        0.00       (0.76)      11.24      (27.96)          830       1.62         0.02         118
    $0.00         $ 0.00       $0.00      $(0.61)     $13.12       10.07%     $ 94,044       1.13%        0.85%         77%
     0.00           0.00        0.00       (0.64)      12.54       12.54        70,207       1.10*        0.81*         60
     0.00           0.00        0.00       (0.52)      11.74        3.83        63,607       1.10         1.10          63
     0.00           0.00        0.00       (0.07)      11.86       11.68        22,569       1.10         1.12          89
     0.00           0.00        0.00       (0.05)      10.69        7.39         8,299       1.10*        0.91*         20
     0.00           0.00        0.00       (0.61)      13.05        9.77         2,302       1.38         0.52          77
     0.00           0.00        0.00       (0.63)      12.51       12.33         5,624       1.35*        1.04*         60
     0.00           0.00        0.00       (0.51)      11.73        9.61           675       1.34*        0.50*         58
    $0.00         $ 0.00       $0.00      $(2.23)     $21.19       31.52%     $536,187       0.71%        1.02%         87%
     0.00           0.00        0.00       (1.18)      18.10       14.65       348,728       0.70*        1.33*         73
     0.00           0.00        0.00       (0.18)      16.94       28.47       236,220       0.70         1.22          83
     0.00           0.00        0.00       (0.18)      13.34        0.15       165,441       0.70         1.17          77
     0.00           0.00        0.00       (0.61)      13.50       25.30        84,990       0.70         0.94          81
     0.00          (0.08)       0.00       (0.94)      11.27       10.75        36,334       0.70         1.13         134
     0.00           0.00        0.00       (0.09)      11.02       11.19        18,813       0.75*        1.55*         41
     0.00           0.00        0.00       (2.22)      21.16       38.26         3,115       0.96*        0.66*         87
    $0.00         $ 0.00       $0.00      $(4.34)     $20.28       30.58%     $291,374       0.71%        0.53%         82%
     0.00           0.00        0.00       (0.57)      19.44       10.37       231,011       0.70*        1.11*         79
     0.00           0.00        0.00       (0.07)      18.16       30.54       189,320       0.70         0.43          78
     0.00           0.00        0.00       (0.07)      13.97        0.58       121,791       0.70         0.45          61
     0.00           0.00        0.00       (0.09)      13.97       24.57        67,625       0.70         0.56          98
     0.00          (0.02)       0.00       (0.12)      11.29       10.91        21,213       0.70         0.87          66
     0.00           0.00        0.00       (0.01)      10.28        2.98         2,748       0.82*        0.92*         13
     0.00           0.00        0.00       (4.32)      20.24       30.23         2,066       0.96         0.28          82
     0.00           0.00        0.00       (0.54)      19.44       10.17         1,071       0.95*        0.89*         79
     0.00           0.00        0.00       (0.02)      18.17       36.64           892       0.94*        0.23*         72
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.00
     0.00         0.01
     0.00         0.03
     0.00
     0.00
     0.00         0.00
     0.00         0.01
     0.00          N/A
    $0.00        $0.03
     0.00         0.02
     0.00         0.03
     0.00
     0.00
     0.00         0.03
     0.00         0.02
     0.00          N/A
    $0.00        $0.06
     0.00         0.04
     0.00         0.05
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
    $0.00        $0.06
     0.00         0.04
     0.00         0.04
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.04
     0.00          N/A

                                                 February 5, 1998 Prospectus  11

  Selected data for a share outstanding throughout each period:


                       NET ASSET                NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         VALUE        NET         UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                       BEGINNING  INVESTMENT    GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                       OF PERIOD INCOME (LOSS)   INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND
 Institutional Class
  06/30/97              $18.47      $ 0.00          $ 3.41       $ 3.41      $ 0.00       $0.00        $ (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43         3.43        0.00        0.00          (0.34)
  10/31/95               11.87       (0.04)           3.55         3.51        0.00        0.00           0.00
  10/31/94               11.06       (0.03)           0.84         0.81        0.00        0.00           0.00
  06/25/93-10/31/93      10.00        0.00            1.07         1.07        0.00        0.00           0.00
 Administrative Class
  06/30/97               18.46       (0.06)           3.41         3.35        0.00        0.00          (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70         1.73        0.00        0.00           0.00
SMALL CAP GROWTH FUND
 Institutional Class
  06/30/97              $20.83      $(0.01)(a)      $ 3.17(a)    $ 3.16      $ 0.00       $0.00        $(10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)        1.41        0.00        0.00          (1.60)
  10/31/95               19.38       (0.05)           3.12         3.07        0.00        0.00          (1.43)
  10/31/94               19.15       (0.02)           0.89         0.87        0.00        0.00          (0.64)
  10/31/93               15.80       (0.06)           6.19         6.13        0.00        0.00          (2.78)
  10/31/92               14.87        0.01            1.50         1.51       (0.01)       0.00          (0.57)
  01/07/91-10/31/91      10.00        0.02            5.03         5.05       (0.02)       0.00          (0.16)
 Administrative Class
  06/30/97               20.82       (0.06)(a)        3.24(a)      3.18        0.00        0.00         (10.59)
  11/01/95-06/30/96      21.01        2.02(a)        (0.61)(a)     1.41        0.00        0.00          (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)       (0.89)       0.00        0.00           0.00
CORE EQUITY FUND
 Institutional Class
  06/30/97              $13.55      $ 0.03(a)       $ 2.78(a)    $ 2.81      $(0.02)      $0.00        $ (0.79)
  11/01/95-06/30/96      12.72        0.51            0.65         1.16       (0.04)      (0.01)         (0.28)
  12/28/94-10/31/95      10.00        0.07            2.71         2.78       (0.06)       0.00           0.00
 Administrative Class
  06/30/97               13.56        0.00(a)         2.77(a)      2.77       (0.01)       0.00          (0.79)
  11/01/95-06/30/96      12.73        0.49            0.65         1.14       (0.02)      (0.01)         (0.28)
  05/31/95-10/31/95      11.45        0.02            1.28         1.30       (0.02)       0.00           0.00
MID CAP EQUITY FUND
 Institutional Class
  06/30/97              $14.66      $(0.06)(a)      $ 1.31(a)    $ 1.25      $ 0.00       $0.00        $ (1.87)
  11/01/95-06/30/96      12.92        0.49            1.62         2.11        0.00        0.00          (0.37)
  12/28/94-10/31/95      10.00        0.02            2.92         2.94       (0.02)       0.00           0.00
EQUITY INCOME FUND
 Institutional Class
  06/30/97              $14.36      $ 0.40          $ 3.17       $ 3.57      $(0.55)      $0.00        $ (1.97)
  11/01/95-06/30/96      13.09        0.78            1.31         2.09       (0.34)       0.00          (0.48)
  10/31/95               11.75        0.46            1.67         2.13       (0.46)       0.00          (0.33)
  10/31/94               11.95        0.42           (0.16)        0.26       (0.42)       0.00          (0.04)
  10/31/93               10.92        0.40            1.40         1.80       (0.40)       0.00          (0.37)
  10/31/92               10.77        0.45            0.93         1.38       (0.43)       0.00          (0.57)
  03/08/91-10/31/91      10.00        0.24            0.92         1.16       (0.24)       0.00          (0.15)
 Administrative Class
  06/30/97               14.35        0.27            3.26         3.53       (0.51)       0.00          (1.97)
  11/01/95-06/30/96      13.13        0.75            1.31         2.06       (0.36)       0.00          (0.48)
  11/30/94-10/31/95      11.12        0.39            2.35         2.74       (0.40)       0.00          (0.33)

--------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

12  PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00      $ 0.00      $ (2.03)    $19.85      20.05%      $164,139       1.52%      (0.49)%         84%
     0.00           0.00        0.00        (0.34)     18.47      22.64         83,973       1.50*       (0.45)*        54
     0.00           0.00        0.00         0.00      15.38      29.54         69,775       1.50        (0.37)         87
     0.00           0.00        0.00         0.00      11.87       7.31         32,605       1.50        (0.25)         59
     0.00           0.00       (0.01)       (0.01)     11.06      10.81         10,827       1.50*       (0.02)*        16
     0.00           0.00        0.00        (2.03)     19.78      19.72          2,116       1.77        (0.74)         84
     0.00           0.00        0.00         0.00      18.46      10.34            566       1.73*       (0.74)*        54
    $0.00         $ 0.00      $ 0.00      $(10.59)    $13.40      22.82%      $ 33,390       1.32%      (0.05)%        129%
     0.00           0.00        0.00        (1.60)     20.83       7.22         32,954       1.25*       (0.20)*        59
     0.00           0.00        0.00        (1.43)     21.02      17.39         73,977       1.25        (0.27)         86
     0.00           0.00        0.00        (0.64)     19.38       4.62         50,425       1.25        (0.33)         66
     0.00           0.00        0.00        (2.78)     19.15      38.80         43,308       1.25        (0.35)         62
     0.00           0.00        0.00        (0.58)     15.80      10.20         33,734       1.25         0.09          66
     0.00           0.00        0.00        (0.18)     14.87      50.68         33,168       1.29*        0.11*         48
     0.00           0.00        0.00       (10.59)     13.41      23.12              1       1.54        (0.36)        129
     0.00           0.00        0.00        (1.60)     20.82       7.18            112       1.50*       (0.41)*        59
     0.00           0.00        0.00         0.00      21.01      (5.34)           544       1.60*       (0.82)*         9
    $0.00         $ 0.00      $ 0.00      $ (0.81)    $15.55      21.59%      $  6,444       0.87%        0.23%        139%
     0.00           0.00        0.00        (0.33)     13.55       9.41         10,452       0.82*        0.53*         73
     0.00           0.00        0.00        (0.06)     12.72      27.86          7,791       0.82*        0.79*        123
     0.00           0.00        0.00        (0.80)     15.53      21.20         29,332       1.13        (0.03)        139
     0.00           0.00        0.00        (0.31)     13.56       9.23         33,575       1.07*        0.28*         73
     0.00           0.00        0.00        (0.02)     12.73      11.34         24,645       1.06*        0.34*         58
    $0.00         $ 0.00      $ 0.00      $ (1.87)    $14.04       9.61%      $  7,591       1.15%       (0.43)%       202%
     0.00           0.00        0.00        (0.37)     14.66      16.72          8,378       0.88*       (0.32)*        97
     0.00           0.00        0.00        (0.02)     12.92      29.34          8,357       0.88*        0.24*        132
    $0.00         $ 0.00      $ 0.00      $ (2.52)    $15.41      27.67%      $121,138       0.72%        3.03%         45%
     0.00           0.00        0.00        (0.82)     14.36      16.35        116,714       0.70*        3.41*         52
     0.00           0.00        0.00        (0.79)     13.09      19.36        118,015       0.70         3.83          46
     0.00           0.00        0.00        (0.46)     11.75       2.25         92,365       0.70         3.77          36
     0.00           0.00        0.00        (0.77)     11.95      16.65         67,854       0.70         3.55          39
     0.00          (0.23)       0.00        (1.23)     10.92      12.89         30,506       0.70         3.83          47
     0.00           0.00        0.00        (0.39)     10.77      11.81         15,628       0.74*        4.18*         62
     0.00           0.00        0.00        (2.48)     15.40      27.40          8,145       0.97         2.79          45
     0.00           0.00        0.00        (0.84)     14.35      16.08          6,097       0.95*        3.19*         52
     0.00           0.00        0.00        (0.73)     13.13      25.69            140       0.95*        3.43*         43
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.05
     0.00         0.02
     0.00         0.03
     0.00
     0.00
     0.00         0.05
     0.00         0.02
    $0.00        $0.05
     0.00         0.02
     0.00         0.02
     0.00
     0.00
     0.00
     0.00
     0.00         0.05
     0.00         0.02
     0.00          N/A
    $0.00        $0.06
     0.00         0.04
     0.00         0.03
     0.00         0.06
     0.00         0.04
     0.00          N/A
    $0.00        $0.06
     0.00         0.03
     0.00         0.04
    $0.00        $0.06
     0.00         0.06
     0.00         0.06
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.06
     0.00          N/A

                                                 February 5, 1998 Prospectus  13

  Selected data for a share outstanding throughout each period:


                      NET ASSET               NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                        VALUE        NET        UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                      BEGINNING  INVESTMENT   GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                      OF PERIOD INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
VALUE FUND (II)
 Institutional Class
  06/30/97             $12.46       $1.05         $ 2.11       $ 3.16      $(0.31)      $0.00        $(0.50)
  11/01/95-06/30/96     12.53        0.25           1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95              11.55        0.30           2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94              11.92        0.30          (0.28)        0.02       (0.29)       0.00         (0.10)
  10/31/93              10.05        0.28           2.36         2.64       (0.28)       0.00         (0.49)
  12/30/91-10/31/92     10.00        0.24           0.23         0.47       (0.24)       0.00         (0.18)
SMALL CAP VALUE FUND
 Institutional Class
  06/30/97             $14.20       $0.46         $ 3.63       $ 4.09      $(0.13)      $0.00        $(2.38)
  11/01/95-06/30/96     13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95              12.07        0.28           1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94              12.81        0.29          (0.65)       (0.36)      (0.29)       0.00         (0.09)
  10/31/93              10.98        0.24           2.33         2.57       (0.24)       0.00         (0.50)
  10/31/92              10.09        0.22           1.17         1.39       (0.22)       0.00         (0.24)
  10/01/91-10/31/91     10.00        0.02           0.10         0.12       (0.03)       0.00          0.00
 Administrative Class
  06/30/97              14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96     13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
ENHANCED EQUITY FUND
 Institutional Class
  06/30/97             $15.91       $1.18         $ 3.10       $ 4.28      $(0.10)      $0.00        $(3.63)
  11/01/95-06/30/96     14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95              11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94              12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
  10/31/93              11.76        0.23           0.74         0.97       (0.23)       0.00         (0.42)
  10/31/92              10.80        0.16           1.06         1.22       (0.16)       0.00         (0.04)
  02/11/91-10/31/91     10.00        0.16           0.80         0.96       (0.16)       0.00          0.00
BALANCED FUND (III)
 Institutional Class
  06/30/97             $11.64       $0.89         $ 1.21       $ 2.10      $(0.36)      $0.00        $(1.96)
  11/01/95-06/30/96     11.89        0.27           0.76         1.03       (0.27)       0.00         (1.01)
  10/31/95              10.35        0.44           1.54         1.98       (0.44)       0.00          0.00
  10/31/94              10.84        0.34          (0.34)        0.00       (0.34)       0.00         (0.15)
  10/31/93              10.42        0.35           0.68         1.03       (0.35)       0.00         (0.26)
  06/25/92-10/31/92     10.00        0.12           0.52         0.64       (0.12)       0.00         (0.10)

--------
 *Annualized
 (ii) Formerly the NFJ Diversified Low P/E Fund.
 (iii) NFJ and Cadence began serving as Portfolio Managers of the portion of the Balanced Fund allocated for investment in common stocks on August 1, 1996. Prior to August 1, 1996, a different firm served as portfolio manager.

14  PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.81)     $14.81      26.38%      $ 74,613       0.73%       2.02%          71%
     0.00           0.00        0.00       (1.94)      12.46      16.24         52,727       0.70*       2.40*          29
     0.00           0.00        0.00       (1.50)      12.53      24.98         14,443       0.70        2.50           71
     0.00           0.00        0.00       (0.39)      11.55       0.15         15,442       0.70        2.34           44
     0.00           0.00        0.00       (0.77)      11.92      26.35         22,930       0.70        2.43           28
     0.00           0.00        0.00       (0.42)      10.05       4.68         18,083       0.70*       2.57*          73
    $0.00         $ 0.00       $0.00      $(2.51)     $15.78      31.99%      $ 34,639       0.90%       1.92%          48%
     0.00           0.00        0.00       (0.95)      14.20      16.35         29,017       0.85*       2.12*          35
     0.00           0.00        0.00       (1.17)      13.10      19.88         35,093       0.85        2.25           50
     0.00           0.00        0.00       (0.38)      12.07      (2.89)        31,236       0.85        2.23           48
     0.00           0.00        0.00       (0.74)      12.81      23.60         46,523       0.85        2.05           42
     0.00          (0.04)       0.00       (0.50)      10.98      13.75         18,261       0.85        2.16           27
     0.00           0.00        0.00       (0.03)      10.09       1.19          5,060       1.09*       3.06*           0
     0.00           0.00        0.00       (2.50)      15.76      31.70          5,916       1.16        1.68           48
     0.00           0.00        0.00       (0.93)      14.20      15.64          4,433       1.10*       1.86*          35
    $0.00         $ 0.00       $0.00      $(3.73)     $16.46      31.45%      $ 44,838       0.74%       1.31%          91%
     0.00           0.00        0.00       (0.54)      15.91      14.21         83,425       0.70*       1.58*          53
     0.00           0.00        0.00       (0.42)      14.44      24.46         73,999       0.70        1.91           21
     0.00           0.00        0.00       (0.30)      11.99       1.83         65,915       0.70        2.20           44
     0.00           0.00        0.00       (0.65)      12.08       8.20         46,724       0.70        1.89           15
     0.00          (0.06)       0.00       (0.26)      11.76      11.46         36,515       0.70        1.81           17
     0.00           0.00        0.00       (0.16)      10.80       9.59          4,451       0.73*       2.14*           0
    $0.00         $ 0.00       $0.00      $(2.32)     $11.42      20.37%      $ 61,518       0.74%       3.33%         199%
     0.00           0.00        0.00       (1.28)      11.64       9.07         82,562       0.70*       3.46*         140
     0.00           0.00        0.00       (0.44)      11.89      19.47         72,638       0.70        3.73           43
     0.00           0.00        0.00       (0.49)      10.35       0.08        130,694       0.70        3.25           47
     0.00           0.00        0.00       (0.61)      10.84      10.06        126,410       0.70        3.10           19
     0.00           0.00        0.00       (0.22)      10.42       6.40         99,198       0.70*       3.36*          39
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.06
     0.00         0.06
     0.00         0.06
     0.00
     0.00
     0.00
    $0.00        $0.06
     0.00         0.04
     0.00         0.04
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.04
    $0.00        $0.06
     0.00         0.05
     0.00         0.05
     0.00
     0.00
     0.00
     0.00
    $0.00        $0.06
     0.00         0.05
     0.00         0.04
     0.00
     0.00
     0.00

                                                 February 5, 1998 Prospectus  15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information. For information on other investment policies of the Equity Funds, see "Investment Objectives and Policies--Equity Funds."

  EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Mexico               South Korea
  Brazil                Hungary             Pakistan             Sri Lanka
  Chile                 India               Peru                 Taiwan
  China                 Indonesia           Philippines          Thailand
  Colombia              Israel              Poland               Turkey
  Czech Republic        Jordan              Portugal             Venezuela
  Greece                Malaysia            South Africa         Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and

16  PIMCO Funds: Multi-Manager Series
also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities." The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

  INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Developed Fund is Blairlogie.

                                                 February 5, 1998 Prospectus  17

  INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contacts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments-- Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities." The Portfolio Manager for the International Fund is Blairlogie.

  CAPITAL APPRECIATION FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of investment. The

18  PIMCO Funds: Multi-Manager Series

Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

  MID CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid Cap Growth Fund is Cadence.

  MICRO CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Micro Cap Growth Fund is Cadence.

  SMALL CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen,
(ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small Cap Growth Fund is Cadence.

                                                 February 5, 1998 Prospectus  19

  RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity securities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("convertible securities").

  The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's or S&P (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO, or unrated but determined by the Portfolio Manager to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.

  The non-convertible debt securities in which the Fund may invest include corporate or government debt securities of any maturity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or similarly rated by another NRSRO, or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

  CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Core Equity Fund is Columbus Circle.


20  PIMCO Funds: Multi-Manager Series

  MID CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Mid Cap Equity Fund is Columbus Circle.

  INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Innovation Fund is Columbus Circle.

  INTERNATIONAL GROWTH FUND seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65%

                                                 February 5, 1998 Prospectus  21
of its assets in equity securities of issuers which exhibit growth characteristics in accordance with the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline (see "Management of the Trust-- Portfolio Managers--Columbus Circle"). The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.

  The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

  The Fund will apply the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline to international markets (see "Management of the Trust--Portfolio Managers--Columbus Circle"). Asset allocation decisions ("top down") and individual stock selections ("bottom up") result from identification of positively surprising fundamental trends. Fundamental factors considered and their importance vary by security, but include country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. Investments are made when the relevant factors are improving (Positive Momentum) faster than expected (Positive Surprise). The relevant factors can be country (top down) or company (bottom up) specific.

  The Portfolio Manager believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Portfolio Manager to be of comparable quality).

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Growth Fund is Columbus Circle.

22  PIMCO Funds: Multi-Manager Series

  EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

  VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Portfolio Manager for the Value Fund is NFJ.

  SMALL CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small Cap Value Fund is NFJ.

  ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stock of foreign issuers if included in the index. The Fund is designed to meet simultaneously all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets, (ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer optimization model analyzes the return pattern of thousands of portfolios that could be constructed from the securities in the S&P 500. The Portfolio Manager's optimization process reweights or eliminates stocks that have not historically improved the performance or lowered the volatility of the Fund. The Fund is rebalanced quarterly. The Trust reserves the right to change without shareholder approval the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course
                                                  February 5, 1998 Prospectus
of the Fund's operations. The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. The Portfolio Manager for the Enhanced Equity Fund is Parametric.

  STRUCTURED EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the MSCI Free Index or the Baring Emerging Markets Index (the "Baring Index"). However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Morocco              South Africa
  Brazil                Hungary             Pakistan             South Korea
  Chile                 India               Peru                 Sri Lanka
  China                 Indonesia           Philippines          Taiwan
  Colombia              Israel              Poland               Thailand
  Czech Republic        Jordan              Portugal             Turkey
  Estonia               Malaysia            Slovakia             Venezuela
  Greece                Mexico              Slovenia             Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the

24  PIMCO Funds: Multi-Manager Series

U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the Structured Emerging Markets Fund is Parametric.

  BALANCED FUND seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments

                                                 February 5, 1998 Prospectus  25
or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Portfolio Manager believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  Each Portfolio Manager generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Portfolio Transactions."

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

EQUITY FUNDS

  The Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, and Structured Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully

26  PIMCO Funds: Multi-Manager Series
invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The International, Renaissance, Innovation, and International Growth Funds will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance
Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Equity Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities, and other money market instruments. Any of the Equity Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

  The Equity Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Equity Funds may invest in American Depository Receipts ("ADRs"). The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, International Growth, and Structured Emerging Markets Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Equity Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

DURATION

  Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on the Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                                                 February 5, 1998 Prospectus  27

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, Innovation, and International Growth Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of these Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

    (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

    (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

    (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

    (6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment objective of each of the Emerging Markets, International Developed, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Growth, Core Equity, Mid Cap Equity, Equity Income, Value, Small Cap Value, Enhanced Equity, Structured Emerging Markets, and Balanced Funds, as set forth under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the above-referenced Funds may:

    (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

    (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one

28  PIMCO Funds: Multi-Manager Series
  issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

    (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

    (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

    (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

    (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

    (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

    (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain

                                                 February 5, 1998 Prospectus  29
fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

SMALL AND MEDIUM CAPITALIZATION STOCKS

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Small Cap Growth and Small Cap Value Funds will invest primarily in companies with market capitalizations of $1 billion or less, and the Micro Cap Growth Fund will invest primarily in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a

30  PIMCO Funds: Multi-Manager Series

Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities. Each Fund's performance will continue to reflect changes

                                                 February 5, 1998 Prospectus  31
in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

FOREIGN SECURITIES

  The Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Core Equity and Mid Cap Equity Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, these Funds may invest in ADRs, EDRs, and GDRs. The remaining Funds may also invest in ADRs. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income

32  PIMCO Funds: Multi-Manager Series
distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets and Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

                                                 February 5, 1998 Prospectus  33

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Innovation, International Growth, Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The Renaissance and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. In addition, the Renaissance Fund may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the

34  PIMCO Funds: Multi-Manager Series

Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  The following chart provides information on the weighted average percentage of rated and unrated debt or fixed income securities in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated high yield securities believed by the Adviser or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.

                                                  RATED
                              --------------------------------------------------
                              1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                              --- ----  ----  ----  ----  ----  --- --- --- ----
Renaissance*................. --  1.08% 4.13% 1.55% 4.01% 3.67% --  --  --  --

                                    UNRATED BUT CONSIDERED EQUIVALENT TO
                              --------------------------------------------------
                                                                          TOTAL
                              1ST 2ND 3RD 4TH 5TH 6TH   7TH 8TH 9TH 10TH UNRATED
                              --- --- --- --- --- ----  --- --- --- ---- -------
Renaissance*................. --  --  --  --  --  6.41% --  --  --  --    6.41%

--------
* Represents holdings of the Renaissance Fund for the period of October 1, 1996 through June 30, 1997.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Innovation, International Growth, Structured Emerging Markets, and Balanced Funds may engage in the purchase and writing of call and put options on securities and enter into futures contracts and options thereon; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes and enter into securities index futures contracts and options thereon. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the

                                                 February 5, 1998 Prospectus  35

Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the

36  PIMCO Funds: Multi-Manager Series
option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, Innovation, and International Growth Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, International Growth, Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, and Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than

                                                 February 5, 1998 Prospectus  37
seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid Cap Equity, International Growth, Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  Index Futures The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid Cap Equity, Innovation, International Growth, Enhanced Equity, Structured Emerging Markets, and Balanced Funds may purchase futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

  Each of the Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Portfolio Manager believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.


38  PIMCO Funds: Multi-Manager Series

  A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

  Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

SHORT SALES

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securities a Fund

                                               February 5, 1998 Prospectus  39
has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  All Funds that may purchase debt securities for investment purposes (and in particular the Balanced Fund) may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be

40  PIMCO Funds: Multi-Manager Series
considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE SECURITIES

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each

                                               February 5, 1998 Prospectus  41
with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INVESTMENT IN INVESTMENT COMPANIES

  The Emerging Markets, International Developed, International, and International Growth Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

CREDIT AND MARKET RISK OF FIXED INCOME SECURITIES

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

MONEY MARKET INSTRUMENTS

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

ILLIQUID SECURITIES

  Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio

42  PIMCO Funds: Multi-Manager Series

Manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

SERVICE SYSTEMS -- YEAR 2000 PROBLEM

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.

"FUNDAMENTAL" POLICIES

  The investment objective of each of the International, Renaissance, Innovation, and International Growth Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

INVESTMENT ADVISER

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were approximately $200 billion. A portion of the units of the limited partner interest in PIMCO Advisors Holdings L.P. ("PAH"), an affiliate of PIMCO Advisors, is traded publicly on the New York Stock Exchange. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PAH. Pacific Life Insurance Company and its affiliates hold a 50%

                                               February 5, 1998 Prospectus  43
interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of Pacific Investment Management. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has seven subsidiary partnerships, the following six of which manage one or more of the Funds:
Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers for all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

  BLAIRLOGIE manages the Emerging Markets Fund, the International Developed Fund, and the International Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of Scotland, United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5%, and 5%, respectively, beginning December 31, 1998. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of December 31, 1997 of approximately $647 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.


44  PIMCO Funds: Multi-Manager Series

  CADENCE manages the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1997 of approximately $5.2 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 12 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

  COLUMBUS CIRCLE manages the Renaissance Fund, the Core Equity Fund, the Mid Cap Equity Fund, the Innovation Fund, and the International Growth Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of approximately $9.3 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He received his bachelor's degree from the University of
                                               February 5, 1998 Prospectus  45

Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Anthony Rizza and Irwin F. Smith are primarily responsible for the day-to-day management of the Core Equity Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Mr. Smith, a Managing Director of Columbus Circle, has over 30 years of investment management experience. He received his bachelor's degree and MBA from the University of Wisconsin, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Mid Cap Equity Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 12 years of investment management experience. She received her bachelor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) is primarily responsible for the day-to-day management of the Innovation Fund. Andrew Jacobson is primarily responsible for the day-to-day management of the International Growth Fund. Mr Jacobson, a Vice President of Columbus Circle, has 7 years of investment management experience. He received his bachelor's degree from Princeton University and his MBA from the Wharton School of Business, and he is a Chartered Financial Analyst.

  NFJ manages the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork and Benjamin Fischer are responsible for the day-to-day management of the Equity Income Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 29 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund and the Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $118 billion of assets under management as of December 31, 1997. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for more than 25 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.


46  PIMCO Funds: Multi-Manager Series

  PARAMETRIC manages the Enhanced Equity Fund and the Structured Emerging Markets Fund (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of December 31, 1997 of approximately $2.6 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  David Stein, Brian Langstraat, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Langstraat is a Managing Director of Parametric and has been associated with Parametric since 1990. He is responsible for product and portfolio management in the areas of taxable and international investing. Mr. Langstraat graduated from the University of Washington with a bachelor's degree in Economics. He is a Chartered Financial Analyst. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric or its predecessor since 1988. Ms. Mauzy graduated from California State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Economics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading advisor does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or

                                                February 5, 1998 Prospectus  47
employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       ADVISORY
   FUND                                                                FEE RATE
   ----                                                                --------
   Capital Appreciation, Mid Cap Growth, Equity Income, Value,
    Enhanced Equity,
    Structured Emerging Markets, and Balanced Funds...................    .45%
   International Fund.................................................    .55%
   Core Equity Fund...................................................    .57%
   International Developed, Renaissance, and Small Cap Value Funds....    .60%
   Mid Cap Equity Fund................................................    .63%
   Innovation Fund....................................................    .65%
   Emerging Markets and International Growth Funds....................    .85%
   Small Cap Growth Fund..............................................   1.00%
   Micro Cap Growth Fund..............................................   1.25%

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                  ADMINISTRATIVE
   FUND                                                              FEE RATE
   ----                                                           --------------
   Emerging Markets, International Developed, International,
    International Growth, and Structured Emerging Markets Funds.       .50%
   All Other Funds..............................................       .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International, Renaissance, and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Blairlogie--.40% for the International Fund,
 .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for

48  PIMCO Funds: Multi-Manager Series
the Mid Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund; Columbus Circle--.38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund,
 .53% for the Mid Cap Equity Fund, and .75% for the International Growth Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, and
 .50% for the Small Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund and .35% for the Structured Emerging Markets Fund.

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to
 .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Except for the Core Equity and Mid Cap Equity Funds, each Fund currently may offer its shares in up to five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." In April 1998, the Trust expects to offer a new class of shares, "Class D", of certain Funds. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. See "Other Information--Multiple Classes of Shares" below.

                                                February 5, 1998 Prospectus  49

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"), which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

50  PIMCO Funds: Multi-Manager Series

Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

INVESTMENT LIMITATIONS

  The Micro Cap Growth and Small Cap Growth Funds are currently closed to new investors, although existing shareholders may continue to invest in these Funds subject to the Adviser's and Cadence's right to suspend all new investments in their discretion depending upon market conditions and other factors. In addition, Institutional and Administrative Class shares of the International, Renaissance, Innovation, and Structured Emerging Markets Funds are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) plans, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide

                                                February 5, 1998 Prospectus  51
participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."


52  PIMCO Funds: Multi-Manager Series

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to 4:00 p.m., Eastern time, on a day the Trust is open for business is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind; however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                                                February 5, 1998 Prospectus  53

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Pacific Investment Management Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  A change in the securities held by a Fund is known as "portfolio turnover." The Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains. See "Dividends, Distributions and Taxes." Portfolio turnover rates for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." The Portfolio turnover rates for the past two fiscal years for the remaining operational Funds were as follows (for the fiscal years ended June 30, 1997 and September 30, 1996, respectively): International--59% and 110%; Renaissance--131% and 203%; and Innovation--80% and 123%.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more

54  PIMCO Funds: Multi-Manager Series
of these clients served by a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of
                                                Feburary 5, 1998 Prospectus  55
the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so exempt.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing

56  PIMCO Funds: Multi-Manager Series
kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-three portfolios that are operational, eighteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer Class A shares, Class B shares, and Class C shares through a separate prospectus. In April 1998, the Trust expects to offer a new class of shares, Class D shares, of certain Funds through a separate prospectus. This Prospectus relates only to Institutional Class and Administrative Class shares. The other classes of the Funds have different sales charges and expense levels, which will affect performance. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds.

  Institutional and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each

                                                February 5, 1998 Prospectus  57
class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING

  Each class of shares of each Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of December 31, 1997, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Charles Schwab & Co., Inc. (San Francisco, California) with respect to PIMCO Emerging Markets Fund; The Jewish Federation of Metropolitan Chicago (Chicago, Illinois) with respect to PIMCO Small Cap Growth Fund; Pacific Life Insurance Company (Newport Beach, California) with respect to PIMCO Mid Cap Equity Fund; and Pacific Life Insurance Company (Newport Beach, California) and CMTA-GMPP & Allied Workers Pension (Alameda, California) with respect to PIMCO Enhanced Equity Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.


58  PIMCO Funds: Multi-Manager Series

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class may be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to reflect current sales charges or redemption fees (if any) of the newer class, but not reflecting any higher operating expenses (such as service or distribution fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Portfolio Manager may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

                                                February 5, 1998 Prospectus  59

PERFORMANCE INFORMATION REGARDING COLUMBUS CIRCLE'S INTERNATIONAL ACCOUNTS

  Columbus Circle, the Portfolio Manager of the International Growth Fund, also advises other accounts (the "Columbus Circle International Accounts") that have investment objectives and policies that are substantially similar to those of the International Growth Fund. These accounts are managed by the same Columbus Circle personnel responsible for the management of the International Growth Fund.

  The following table sets forth average total return information for the Columbus Circle International Accounts. The information has been adjusted to give effect to the level of expenses that will be borne by Institutional Class and Administrative Class shareholders of the International Growth Fund. The Columbus Circle International Accounts are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely effected. As of December 31, 1997, the Columbus Circle International Accounts had approximately $132.4 million in assets under management.

                                                  TOTAL RETURN   TOTAL RETURN
                                                 (INSTITUTIONAL (ADMINISTRATIVE
PERIOD                                              CLASS*)        CLASS**)
------                                           -------------- ---------------
Quarter ended 9/30/96...........................      2.07%           2.01%
Quarter ended 12/31/96..........................      8.45%           8.39%
Quarter ended 3/31/97...........................      9.15%           9.08%
Quarter ended 6/30/97...........................     21.84%          21.77%
Quarter ended 9/30/97...........................     14.58%          14.52%
Quarter ended 12/31/97..........................     (6.92)%         (6.98)%
Year ended 12/31/97.............................     41.83%          41.49%
Inception (7/1/96) through 12/31/97
 (Annualized)...................................     35.09%          34.76%

--------
* Adjusted to reflect the expense levels of the Institutional Class shares of the International Growth Fund.
** Adjusted to reflect the expense levels of the Administrative Class shares of the International Growth Fund.

  THE INFORMATION SET FORTH ABOVE DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL GROWTH FUND. THE INTERNATIONAL GROWTH FUND IS NEWLY ORGANIZED. THE INFORMATION RELATES TO ACCOUNTS ADVISED BY COLUMBUS CIRCLE AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE INTERNATIONAL GROWTH FUND. THE FUND'S PERFORMANCE MAY DIFFER FROM ANY FUND OR ACCOUNT WHICH HAS SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

60  PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)

                                              [LOGO OF PIMCO FUNDS APPEARS HERE]


Multi-Manager Series

INVESTMENT ADVISER AND ADMINISTRATOR
  PIMCO Advisors L.P.
  800 Newport Center Drive
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  801 Pennsylvania
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

LEGAL COUNSEL
  Ropes & Gray
  One International Place
  Boston, MA 02110

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                                February 5, 1998

                                  PIMCO FUNDS:
                              MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 5, 1998



  PIMCO Funds:  Multi-Manager Series (the "Trust"), formerly PIMCO Funds:
Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently consisting of twenty-four separate diversified investment portfolios (the "Funds"): the Equity Income Fund, the Value Fund, the Renaissance Fund, the Enhanced Equity Fund, the Growth Fund, the Capital Appreciation Fund, the Mid Cap Growth Fund, the Core Equity Fund, the Mid Cap Equity Fund, the Target Fund, the Small Cap Value Fund, the Small Cap Growth Fund, the Opportunity Fund, the Micro Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the International Growth Fund, the Emerging Markets Fund, the Tax-Managed Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund, the Balanced Fund and the Tax Exempt Fund.

  The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust, as supplemented from time to time. The Trust currently offers up to five classes of shares of each of its Funds through two Prospectuses. Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated February 5, 1998, and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated February 5, 1998 (together with the Class A, B and C Prospectus, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number(s) listed below.


   Institutional Prospectus:                       Class A, B and C Prospectus:
   ------------------------                        ---------------------------

   PIMCO Funds                                     PIMCO Funds Distributors LLC
   840 Newport Center Drive                        2187 Atlantic Street
   Suite 360                                       Stamford, Connecticut 06902
   Newport Beach, California 92660                 Telephone:  (800) 426-0107
   Telephone:(800) 927-4648 (Current Shareholders)
             (800) 800-0952 (New Accounts)
             (800) 987-4626 (PIMCO Infolink Audio
                              Response Network)

                               TABLE OF CONTENTS
                               -----------------

                                                                                  PAGE
                                                                                  ----

INVESTMENT OBJECTIVES AND POLICIES...............................................    3
 U.S. Government Securities......................................................    3
 Inflation-Indexed Bonds.........................................................    3
 Borrowing.......................................................................    4
 Preferred Stock.................................................................    5
 Corporate Debt Securities.......................................................    5
 High Yield Securities ("Junk Bonds")............................................    5
 Participation on Creditors Committees...........................................    7
 Variable and Floating Rate Securities...........................................    7
 Mortgage-Related and Asset-Backed Securities....................................    8
 Foreign Securities..............................................................   12
 Bank Obligations................................................................   13
 Commercial Paper................................................................   14
 Derivative Instruments..........................................................   15
 When-Issued, Delayed Delivery and Forward Commitment Transactions...............   21
 Warrants to Purchase Securities.................................................   21
 Tax Exempt Bonds................................................................   22
 Metal-Indexed Notes and Precious Metals.........................................   23
 Repurchase Agreements...........................................................   24
 Securities Loans................................................................   24

INVESTMENT RESTRICTIONS..........................................................   25
 Fundamental Investment Restrictions.............................................   25
 Non-Fundamental Investment Restrictions.........................................   27

MANAGEMENT OF THE TRUST..........................................................   29
 Trustees........................................................................   29
 Officers........................................................................   30
 Trustees' Compensation..........................................................   31
 Investment Adviser..............................................................   33
 Fund Administrator..............................................................   40

DISTRIBUTION OF TRUST SHARES.....................................................   43
 Distributor and Multi-Class Plan................................................   43
 Contingent Deferred Sales Charge and Initial Sales Charge.......................   44
 Distribution and Servicing Plans for Class A, Class B and Class C Shares........   45
 Distribution and Administrative Services Plans for Administrative Class Shares..   51
 Purchases, Exchanges and Redemptions............................................   53

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................   54
 Investment Decisions............................................................   54
 Brokerage and Research Services.................................................   54
 Portfolio Turnover..............................................................   57

NET ASSET VALUE..................................................................   57

TAXATION.........................................................................   58
 Distributions...................................................................   59



 Sales of Shares.................................................................  60
 Backup Withholding..............................................................  60
 Options, Futures, Forward Contracts and Swap Agreements.........................  60
 Passive Foreign Investment Companies............................................  61
 Foreign Currency Transactions...................................................  62
 Foreign Taxation................................................................  62
 Original Issue Discount.........................................................  63
 Other Taxation..................................................................  63

OTHER INFORMATION................................................................  64
 Capitalization..................................................................  64
 Performance Information.........................................................  64
 Calculation of Yield............................................................  65
 Calculation of Total Return.....................................................  66
 Voting Rights...................................................................  78
 Certain Ownership of Trust Shares...............................................  78
 Custodian.......................................................................  96
 Independent Accountants.........................................................  97
 Registration Statement..........................................................  97
 Financial Statements............................................................  97

APPENDIX......................................................................... A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, com pounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Trea sury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

INFLATION-INDEXED BONDS

     The Balanced Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For exam ple, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of defla tion. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Balanced Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term in creases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibil ity a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (''CPI-U''), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

BORROWING

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the

Adviser or the Fund's sub-adviser (the Funds' sub-advisers are referred to herein as "Portfolio Managers") in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

PREFERRED STOCK

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

CORPORATE DEBT SECURITIES

     All Funds may invest in corporate debt securities. The Equity Income, Value, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short-term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

HIGH YIELD SECURITIES ("JUNK BONDS")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Portfolio Manager. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the relevant Portfolio Manager to be of comparable quality to obligations so rated.

     The Renaissance, Growth, Balanced and Tax Exempt Funds may purchase high yield securities (as defined in the Prospectuses) rated in either the fifth or (except for the Tax Exempt Fund) sixth highest rating categories by any NRSRO or comparable unrated securities, and the Renaissance Fund may invest up to 10% of its total assets in high yield securities rated below the sixth highest rating category by an NRSRO or comparable unrated securities (but will not purchase any security in default on the date of acquisition). The Growth Fund will generally invest no more than 5% of its net assets in high yield securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Portfolio Manager, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance,

Growth, Tax Exempt and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

PARTICIPATION ON CREDITORS COMMITTEES

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Portfolio Manager believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). Certain debt securities are also secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below).

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instru mentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

     The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Each of the Funds except for the Tax Exempt Fund may invest in American Depository Receipts ("ADRs"). The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies or in securities represented by European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. The Core Equity and Mid Cap Equity Funds may invest in ADRs, EDRs and GDRs. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or ''emerging market'') countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     The Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed, International Growth, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager.
A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

BANK OBLIGATIONS

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or

(2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, Precious Metals and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Portfolio Manager, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed and International Growth, Precious Metals and Balanced Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DERIVATIVE INSTRUMENTS

     The following describes certain derivative instruments and products in which the Funds may invest (to the extent described in the Prospectuses and under "Investment Restrictions" below) and risks associated therewith.

     OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified for the Fund in the Prospectuses and under "Investment Restrictions" below, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with the Fund's custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC OPTIONS. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instru ment, foreign currency or the cash value of an index at a specified price and time.

     For instance, futures contract on a securities index (an "Index Future") is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the Emerging Markets, International Developed, International, International Growth, and Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation.
For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Tax Exempt Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Tax Exempt Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

     SWAP AGREEMENTS. The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies.
Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

     Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

TAX EXEMPT BONDS

     As noted in the Class A, B and C Prospectus, it is a policy of the Tax Exempt Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Tax Exempt Bonds") which are rated Baa or higher by Moody's or BBB or higher by S&P, or in one of the four highest rating categories of any other NRSRO, or which are unrated and determined by the Portfolio Manager to be of quality comparable to obligations so rated. Under such policy, the Fund may invest up to 20% of its net assets in Tax Exempt Bonds rated in the fifth highest rating category by any NRSRO, or unrated obligations determined by the Portfolio Manager to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix A hereto. From time to time, however, the Fund may have less than 80% of its net assets invested in Tax Exempt Bonds for temporary defensive purposes. The ability of the Fund to invest in securities other than Tax Exempt Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Tax Exempt Bonds at the end of each calendar quarter. See "Taxes."

     Tax Exempt Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Tax Exempt Bonds which the Tax Exempt Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     Tax Exempt Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Tax Exempt Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the Portfolio Manager's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Tax Exempt Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Tax Exempt Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Tax Exempt Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Tax Exempt Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Tax Exempt Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Bonds in the same manner.

METAL-INDEXED NOTES AND PRECIOUS METALS

     The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

     The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Portfolio Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

     The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

     Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

     Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

     It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Portfolio Managers, as appropriate, will monitor the creditworthiness of the counter parties.

SECURITIES LOANS

     Subject to certain conditions described in the Prospectuses, each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Target, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 33-1/3% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth, Tax Exempt and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Portfolio Managers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none of the above-mentioned Funds may:
              ----

     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

     (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

     (6) concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. Investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

     The investment objective of each of the above-referenced Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     The investment objective of each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and Balanced Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the
                                                               ----
above-mentioned Funds may:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

     (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes.
To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage -Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) with respect to the Tax Exempt Fund, invest less than 80% of such Fund's net assets in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P or which are unrated and determined by such Fund's Portfolio Manager to be of comparable quality;

     (3) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (4) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (5) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements (in the case of the Tax Exempt Fund, with respect to not more than 20% of its total assets) or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (7) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund

(taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Tax Exempt Bonds;

     (8) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (9) write (sell) or purchase options except that (i) each Fund (other than the Tax Exempt Fund) may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments;
(ii) the Tax Exempt Fund may purchase put options with respect to all or any part of its portfolio securities and call options with respect to securities that it is eligible to purchase; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (10) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees);

     (11) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

----------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
E. Philip Cannon            Headmaster, St. John's School, Houston, Texas.  Formerly, Trustee of
2401 Claremont Lane         PIMCO Advisors Funds ("PAF") and Cash Accumulation Trust ("CAT"),
Houston, TX 77019           General Partner, J.B. Poindexter & Co., Houston, Texas (private
Age 56                      partnership), and Partner, Iberia Petroleum Company (oil and gas
                            production).  Mr. Cannon was a director of WNS Inc., a retailing company which filed a petition in bankruptcy within the last five years.
----------------------------------------------------------------------------------------------------------
Donald P. Carter            Formerly, Trustee of PAF and CAT, Chairman, Executive Vice President
434 Stable Lane             and Director, Cunningham & Walsh, Inc., Chicago (advertising agency).
Lake Forest, IL 60045
Age 70
----------------------------------------------------------------------------------------------------------
Gary A. Childress           Private investor. Formerly, Chairman and Director, Bellefonte Lime
11 Longview Terrace         Company, Inc.  Mr. Childress is a partner in GenLime, L.P., a private
Madison, CT 06443           limited partnership, which has filed a petition in bankruptcy within the last
Age 63                      five years.  Formerly, Trustee of PAF and CAT.
----------------------------------------------------------------------------------------------------------
(*) William D. Cvengros     Chairman of the Board of the Trust; Chief Executive Officer, President, and
800 Newport Center Drive    member of the Management Board, PIMCO Advisors; Director, The
Newport Beach, CA 92660     Emerging Markets Income Fund, Inc., The Emerging Markets Income Fund
Age 49                      II, Inc., The Emerging Markets Floating Rate Fund, Inc., Global Partners
                            Income Fund, Inc., Municipal Partners Fund, Inc., and Municipal Partners
                            Fund II, Inc.  Formerly, Trustee of PAF and CAT, President of the Trust,
                            Director, Vice Chairman, and Chief Investment Officer, Pacific Life
                            Insurance Company ("Pacific Life") and Director, PIMCO Funds
                            Distribution Company (currently, PIMCO Funds Distributors LLC).
----------------------------------------------------------------------------------------------------------
Gary L. Light               President, E.V.A. Investors, Inc. (private investments); Director, The
523 Cornwall Ct.            Somerset Group, Inc.; Consultant to and, prior to March, 1987, Executive
Carmel, IN 46032            Vice President, Mayflower Corporation (trucking and transportation); Vice
Age 60                      Chairman and Chief Financial Officer, Sofamor Danek (medical devices).
                            Formerly, Trustee of PAF and CAT.
----------------------------------------------------------------------------------------------------------
Richard L. Nelson           President, Nelson Financial Consultants; Director, Wynn's International,
8 Cherry Hills Lane         Inc.; Trustee, Pacific Select Fund.  Formerly, Partner, Ernst & Young.
Newport Beach, CA 92660
Age 67
----------------------------------------------------------------------------------------------------------
Lyman W. Porter             Professor of Management at the University of California, Irvine; Trustee,
2639 Bamboo Street          Pacific Select Fund.
Newport Beach, CA 92660
Age 67
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Alan Richards               President, Alan Richards Consulting, Inc.; Trustee, Pacific Select Fund;
7381 Elegans Place          Director, Western National Corporation.  Formerly, President, Chief
Carlsbad, CA 92009          Executive Officer and Director, E.F. Hutton Insurance Group, Inc.;
Age 67                      Chairman of the Board, Chief Executive Officer and President, E.F. Hutton
                            Life Insurance Company; Director, E.F. Hutton & Company, Inc.
----------------------------------------------------------------------------------------------------------
Joel Segall                 Formerly, Trustee of PAF and CAT, President and University Professor,
11 Linden Shores            Bernard M. Baruch College, The City University of New York; Deputy
Branford, CT 06405          Under Secretary for International Affairs, United States Department of
Age 74                      Labor; Professor of Finance, University of Chicago; Board of Managers,
                            Coffee, Sugar and Cocoa Exchange.
----------------------------------------------------------------------------------------------------------
W. Bryant Stooks            President, Bryant Investments, Ltd.; Director, American Agritec LLC.
1530 E. Montebello          Formerly, Trustee of PAF and CAT, President, Senior Vice President,
Phoenix, AZ 85014           Director and Chief Executive Officer, Archirodon Group Inc.; Partner,
Age 57                      Arthur Andersen & Co.
----------------------------------------------------------------------------------------------------------
Gerald M. Thorne            Director, UPI Inc., Kaytee Inc., and American Orthodontics Corp.
5 Leatherwood Lane          Formerly, Trustee of PAF and CAT, President and Director, Firstar
Savannah, GA  31414         National Bank of Milwaukee;  Chairman, President and Director, Firstar
Age 59                      National Bank of Sheboygan; Director, Bando-McGlocklin.
----------------------------------------------------------------------------------------------------------
(*) Stephen J. Treadway     President and Chief Executive Officer of the Trust; Executive Vice
2187 Atlantic Street        President, PIMCO Advisors; Chairman and President, PIMCO Funds
Stamford, CT 06902          Distributors LLC ("PFDLLC"); Director, Municipal Advantage Fund, Inc.
Age 50                      and The Czech Republic Fund, Inc.  Formerly, Trustee, President and Chief
                            Executive Officer of CAT; Executive Vice President, Smith Barney Inc.
----------------------------------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

OFFICERS

     The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

NAME, ADDRESS AND AGE    POSITION(S) WITH THE     PRINCIPAL OCCUPATION(S) DURING THE PAST
                         TRUST                    FIVE YEARS
------------------------------------------------------------------------------------------------
Stephen J. Treadway      Trustee, President and    Executive Vice President, PIMCO Advisors;
2187 Atlantic Street     Chief Executive Officer   Chairman and President, PFDLLC;
Stamford, CT 06902                                 Director, Municipal Advantage Fund, Inc.
Age 50                                             and The Czech Republic Fund, Inc.
                                                   Formerly, Trustee, President and Chief
                                                   Executive Officer of CAT; Executive Vice
                                                   President, Smith Barney Inc.
------------------------------------------------------------------------------------------------
R. Wesley Burns          Executive Vice            Trustee and President, PIMCO Funds:
Age 38                   President                 Pacific Investment Management Series;
                                                   Executive Vice President, Pacific Investment
                                                   Management Company ("Pacific Investment
                                                   Management"); Trustee and President,
                                                   PIMCO Variable Insurance Trust.
                                                   Formerly, Vice President, Pacific Investment
                                                   Management, PAF and CAT.
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Newton B. Schott, Jr.    Vice President and        Executive Vice President and Secretary,
2187 Atlantic Street     Secretary                 PFDLLC. Formerly, Vice President and
Stamford, CT 06902                                 Clerk of PAF and CAT, Senior Vice
Age 55                                             President-Legal and Secretary, PIMCO
                                                   Advisors;  Executive Vice President,
                                                   Secretary and General Counsel, Thomson
                                                   Advisory Group and PIMCO Advisors.
------------------------------------------------------------------------------------------------
Jeffrey M. Sargent       Vice President            Vice President and Manager of Fund
Age 35                                             Shareholder Servicing, Pacific Investment
                                                   Management; Vice President of PIMCO
                                                   Funds: Pacific Investment Management
                                                   Series; Vice President, PIMCO Variable
                                                   Insurance Trust.  Formerly, Project
                                                   Specialist, Pacific Investment Management.
------------------------------------------------------------------------------------------------
Richard M. Weil          Vice President            Senior Vice President - Legal, PIMCO
Age 34                                             Advisors.  Formerly, Vice President,
                                                   Bankers Trust Company; Associate,
                                                   Simpson, Thatcher & Bartlett.
------------------------------------------------------------------------------------------------
John P. Hardaway         Treasurer                 Treasurer of PIMCO Funds: Pacific
Age 40                                             Investment Management Series; Treasurer,
                                                   PIMCO Variable Insurance Trust; Vice
                                                   President and Manager of Fund Operations,
                                                   Pacific Investment Management.  Formerly,
                                                   Treasurer of PAF and CAT.
------------------------------------------------------------------------------------------------
Joseph D. Hattesohl      Assistant Treasurer       Vice President and Manager of Fund
Age 34                                             Taxation, Pacific Investment Management;
                                                   Assistant Treasurer, PIMCO Funds: Pacific
                                                   Investment Management Series; Assistant
                                                   Treasurer of PIMCO Variable Insurance
                                                   Trust.  Formerly, Director of Financial
                                                   Reporting, Carl I. Brown & Co.; Tax
                                                   Manager, Price Waterhouse LLP.
------------------------------------------------------------------------------------------------
Garlin G. Flynn          Assistant Secretary       Senior Fund Administrator, Pacific
Age 51                                             Investment Management; Secretary, PIMCO
                                                   Funds: Pacific Investment Management
                                                   Series; Secretary, PIMCO Variable
                                                   Insurance Trust.  Formerly, Senior Mutual
                                                   Fund Analyst, PIMCO Advisors Institutional
                                                   Services; Senior Mutual Fund Analyst,
                                                   PFAMCo.
------------------------------------------------------------------------------------------------

TRUSTEES' COMPENSATION

     Trustees other than those affiliated with PIMCO Advisors, a Portfolio Manager, or Pacific Investment Management, receive an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Certain of the Trustees earned deferred compensation for their services on behalf of PAF which was carried forward under the Trust's plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1997:


     (1)                            (2)              (3)

                                                     TOTAL
                                 AGGREGATE        COMPENSATION
NAME OF TRUSTEE              COMPENSATION FROM   FROM TRUST AND
                                 TRUST/1/       FUND COMPLEX/2/

-------------------------------------------------------------
E. Philip Cannon/3/             $24,750.00         $54,000.00
-------------------------------------------------------------
Donald P. Carter/3/             $28,800.00         $60,000.00
-------------------------------------------------------------
Gary A. Childress/3/            $24,750.00         $54,000.00
-------------------------------------------------------------
Gary L. Light/3/                $25,650.00         $56,000.00
-------------------------------------------------------------
Richard L. Nelson               $43,150.00         $70,000.00
-------------------------------------------------------------
Lyman W. Porter                 $41,750.00         $71,500.00
-------------------------------------------------------------
Alan Richards                   $44,500.00         $67,500.00
-------------------------------------------------------------
Joel Segall/3/                  $25,875.00         $56,750.00
-------------------------------------------------------------
W. Bryant Stooks/3/             $24,750.00         $54,000.00
-------------------------------------------------------------
Gerald M. Thorne/3/             $24,750.00         $54,000.00
-------------------------------------------------------------

/1/    The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Aggregate deferred compensation earned in prior years by certain Trustees under a deferred compensation plan for PAF was carried forward under the Plan. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $24,750, $54,000; Carter - $0, $28,000; Segall - $25,875, $56,750; Thorne -
$24,750, $54,000; Porter - $24,750, $27,500.

/2/    The amounts listed in column (3) include total compensation paid to the
Trustees for their services as Trustees of the Trust (for all Trustees), PAF (for Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne), CAT (for all Trustees), and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1997. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, PAF, CAT and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes. PAF ceased operations on January 17, 1997 and did not pay compensation for services rendered after that date. Messrs. Nelson, Porter and Richards became Trustees of CAT in February 1997 and did not receive compensation from CAT prior thereto. As a result of a change in management of CAT, no Trustee of the Trust is currently a Trustee of CAT and CAT is no longer part of the same "Fund Complex" as the Trust. In addition, any fees payable by CAT which have been deferred will be distributed to the Trustees in accordance with the provisions of the Plan and the elections of the Trustees.

/3/    Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne
became Trustees of the Trust in December 1997 and did not receive compensation from the Trust prior thereto.

INVESTMENT ADVISER

     PIMCO Advisors serves as investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Life; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management, who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington, Benjamin
L. Trosky, William R. Benz, II and Lee R. Thomas, III (collectively, the "Managing Directors"). PGP has direct control of PIMCO Advisors and therefore controls PIMCO Advisors. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors. Any difference arising as to any action connected with the business of PIMCO Advisors, other than those requiring the unanimous consent of the general partners, is decided by the general partner(s) holding a majority of the outstanding PIMCO GP Units.

     PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board of PIMCO Advisors. The activities of PIMCO Advisors are controlled by the Management Board. As of January 15, 1998, the members of the Management Board were Walter E. Auch, Sr., David B. Breed, William D. Cvengros, Walter B. Gerken, William H. Gross, Brent R. Harris, Donald
R. Kurtz, George A. Long, James F. McIntosh, Kenneth H. Mortenson, William F. Podlich, III, Glenn S. Schafer, Donald A. Chiboucas, Thomas C. Sutton, William
S. Thompson, Jr., and Benjamin L. Trosky.

     Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by (A) representatives of the Public General Partners (defined as any general partner of PIMCO Advisors that has at least one class of equity security outstanding that is registered under Section 12 of the Securities Exchange Act of 1934 and which, together with its subsidiaries, holds PIMCO Units representing more than 95% of its consolidated assets other than cash and cash equivalents), if any, in proportion to their ownership of PIMCO GP Units or (B) if there are no Public General Partners, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two Investment Managing Firms having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Firms designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above. Pacific Investment Management, a wholly-owned subsidiary of Pacific Life Insurance Company ("PIMCO Inc."), and PIMCO Partners, LLC ("PPLLC"), the general partners of PGP, have agreed that the six persons designated by PGP (referred to in clause (ii) above) will be the Chief Executive Officer of Pacific Investment Management, two other individuals designated by PPLLC and three individuals designated by PIMCO Inc.

     The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of five members. The members of the Executive Committee include (i) the Chief Executive Officer of PIMCO Advisors; (ii) three members appointed by the PGP-appointed members of the Management Board; and (iii) one member appointed by the Management Board, upon the recommendation of the Nominating Committee, which members must have been appointed to the Management Board by an Investment Management Firm other than Pacific Investment Management. PIMCO Inc. and PPLLC, the general partners of PGP, have agreed that the three members of the Management Board of PIMCO Advisors designated by PGP to the Executive Committee will be (a) the Chief Executive Officer of Pacific Investment Management, (b) one member designated by PPLLC, who shall be the chairperson of the Executive Committee, and (c) one member designated by PIMCO Inc.

     PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. PIMCO Advisors and its subsidiary partnerships had approximately $200 billion of assets under management as of December 31, 1997.

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds except the Precious Metals Fund, PIMCO Advisors has engaged affiliates to serve as Portfolio Managers.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):


                                                         ADVISORY
FUND                                                     FEE RATE
----                                                     --------

Tax Exempt Fund.....................................       .30%
Equity Income, Value, Capital Appreciation,
  Mid Cap Growth, Structured Emerging Markets,
  Tax-Managed Structured
  Emerging Markets,
  Enhanced Equity and Balanced Funds................       .45%
Growth Fund.........................................       .50%
International and Target Funds......................       .55%
Core Equity Fund....................................       .57%
Small Cap Value, Renaissance, Precious Metals
 and International Developed Funds..................       .60%
Mid Cap Equity Fund.................................       .63%
Opportunity and Innovation Funds....................       .65%
Emerging Markets and International Growth Funds.....       .85%
Small Cap Growth Fund...............................      1.00%
Micro Cap Growth Fund...............................      1.25%

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period) the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory
Contract:

                                   YEAR       PERIOD       YEAR
                                   ENDED       ENDED       ENDED
FUND                              6/30/97     6/30/96    10/31/95
--------------------------      -----------  ----------  ----------

Equity Income Fund              $   555,146  $  425,899  $  445,739
Value Fund                          463,869      65,873      60,686
Small Cap Value Fund                249,347     156,721     203,158
Core Equity Fund                    234,333     145,931      73,930
Mid Cap Equity Fund                  48,656      35,315      26,276
Capital Appreciation Fund         1,953,374     883,498     881,358
Mid Cap Growth Fund               1,219,531     617,546     650,017
Micro Cap Growth Fund             1,390,317     669,726     609,540
Small Cap Growth Fund               327,245     426,098     594,905
Enhanced Equity Fund                292,187     274,512     319,036
Emerging Markets Fund               568,277     440,978     638,097
International Developed Fund        525,817     294,777     282,055
Balanced Fund                       306,756     235,529     417,190
Renaissance Fund *                  913,256         N/A         N/A
Growth Fund*                      3,758,433         N/A         N/A
Target Fund*                      2,887,743         N/A         N/A
Opportunity Fund*                 2,324,663         N/A         N/A
Innovation Fund*                    750,414         N/A         N/A
International Fund*                 559,353         N/A         N/A
Precious Metals Fund*               119,710         N/A         N/A
Tax Exempt Fund*                     66,977         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $19,515,404  $4,672,403  $5,201,987

--------------
* For the period 1/18/97 through 6/30/97

     In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate management contracts between the Adviser and PAF:

                          10/1/96      YEAR         YEAR
                            TO         ENDED        ENDED
 FUND                     1/17/97     9/30/96      9/30/95
----------------------  ----------  -----------  -----------

Renaissance Fund        $  653,744  $ 1,627,632  $ 1,371,809
Growth Fund              3,370,567    9,987,541    8,268,603
Target Fund              2,584,257    7,295,767    5,294,008
Opportunity Fund         1,898,337    6,183,575    5,000,057
Innovation Fund            545,586    1,063,584      265,836
International Fund         537,647    1,872,608    2,097,974



Precious Metals Fund       107,290      397,969      434,323
Tax Exempt Fund             99,023      333,349      369,918
                        ----------  -----------  -----------

TOTAL                   $9,796,451  $28,762,025  $23,102,528

PORTFOLIO MANAGEMENT AGREEMENTS

    The Adviser employs Portfolio Managers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the relevant Portfolio Manager. Each Portfolio Manager is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund. The Adviser currently has seven subsidiary partnerships, the following six of which manage one or more of the Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

Pacific Investment Management
-----------------------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management provides investment advice with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at the annual rate of .25% of the average daily net assets of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

    Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management Inc. as the managing partner. The predecessor investment adviser to Pacific Investment Management commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management also provides investment advisory services to PIMCO Funds:
Pacific Investment Management Series, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies. Pacific Investment Management also advises PIMCO Commercial Mortgage Securities Trust, Inc. which is a closed-end management investment company, and managed accounts consisting of proceeds from various pension and profit sharing plans. Pacific Investment Management had approximately $118 billion of assets under management as of December 31, 1997.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Enhanced Equity, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Managed Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of

PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of December 31, 1997, of approximately $2.6 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund, .35% for the portion of the Balanced Fund's assets allocated to Cadence for investment in common stock, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of December 31, 1997, of approximately $5.2 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Balanced Fund allocated by
the Adviser for investment in common stocks.   For the services provided, the
Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund):
 .35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small Cap Value Fund.

    NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of December 31, 1997, of approximately $2.5 billion.

Columbus Circle
---------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle provides investment advisory services to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, Core Equity, Mid Cap Equity, and International Growth Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund):  .30% for the Tax Exempt Fund, .34% for the Growth Fund,

 .36% for the Target Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, .48% for the Opportunity Fund, .53% for the Mid Cap Equity Fund, and .75% for the International Growth Fund.

    Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle's ultimate predecessor commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions. Accounts managed by Columbus Circle had combined assets, as of December 31, 1997, of $9.3 billion.

Blairlogie
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund.

    Blairlogie is an investment management firm organized as a limited partnership under the laws of Scotland, United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly-owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is PFAMCo, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1998. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of December 31, 1997, of approximately $647 million.

Van Eck
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

    Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets as of December 31, 1997, of approximately $1.4 billion.

    PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities in which the Fund invests. PIMCO Advisors reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and reserves the right to manage the investment of such assets.

    For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Portfolio Manager (or its predecessor) for each of the Funds was as follows:

                                   YEAR       PERIOD       YEAR
                                   ENDED      ENDED        ENDED
 FUND                            06/30/97    06/30/96    10/31/95
------------------------------  -----------  ----------  ----------

Equity Income Fund              $   492,429  $  425,899  $  445,739
Value Fund                          388,966      65,873      60,686
Small Cap Value Fund                224,788     156,721     203,158
Core Equity Fund                    215,998     136,615      62,906
Mid Cap Equity Fund                  45,074      23,814      13,832
Capital Appreciation Fund         1,714,191     883,498     881,358
Mid Cap Growth Fund               1,059,242     617,546     650,017
Micro Cap Growth Fund             1,325,695     669,726     609,540
Small Cap Growth Fund               311,280     426,098     594,905
Enhanced Equity Fund                268,021     274,512     319,036
Emerging Markets Fund               501,411     385,438     550,590
International Developed Fund        478,789     237,138     241,135
Balanced Fund                       228,898     161,345     332,255
Renaissance Fund*                   575,288         N/A         N/A
Growth Fund*                      2,544,364         N/A         N/A
Target Fund*                      1,869,073         N/A         N/A
Opportunity Fund*                 1,709,827         N/A         N/A
Innovation Fund*                    435,246         N/A         N/A
International Fund*                 348,938         N/A         N/A
Precious Metal Fund*                 66,070         N/A         N/A
Tax Exempt Fund*                     66,756         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $14,870,344  $4,464,223  $4,965,157

_________________

*For the period 1/18/97 through 6/30/97.

    The Adviser paid the Portfolio Managers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate sub-adviser agreements between the Adviser and the relevant Portfolio Manager:

                           10/1/96       YEAR         YEAR
                             TO          ENDED        ENDED
FUND                        1/17/97     09/30/96     09/30/95
----------------------   ----------  -----------  -----------

Renaissance Fund         $  326,864  $   813,816  $   595,500
Growth Fund               1,685,284    4,993,770    3,634,403
Target Fund               1,292,168    3,647,884    2,353,106
Opportunity Fund            949,192    3,091,788    2,205,293
Innovation Fund             272,772      531,792      132,918
International Fund          268,824      936,304      889,339

Precious Metals Fund         53,837      198,985      217,162
Tax Exempt Fund              49,512      166,675      159,370
                         ----------  -----------  -----------

TOTAL                    $4,898,453  $14,381,014  $10,187,091

FUND ADMINISTRATOR

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Funds' shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            ADMINISTRATIVE FEE RATE
                            -----------------------


                         INSTITUTIONAL               CLASS A, CLASS B,
                        ADMINISTRATIVE                  AND CLASS C
                           CLASSES*                       SHARES*
                        ---------------  -----------------------------------------
Equity Income Fund           .25%        .40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion
Value Fund                   .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion
Small Cap Value Fund         .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion
Core Equity Fund             .25%                     N/A
Mid Cap Equity Fund          .25%                     N/A
Capital Appreciation         .25%        40% of first $2.5 billion
Fund                                     .35% of amounts in excess of $2.5 billion

Mid Cap Growth Fund          .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion
Micro Cap Growth             .25%                     N/A
Fund
Small Cap Growth             .25%                     N/A
Fund

                         INSTITUTIONAL         CLASS A, CLASS B,
                        ADMINISTRATIVE            AND CLASS C
                           CLASSES*                 SHARES*
                           --------                 -------
Enhanced Equity Fund         .25%                     N/A

Emerging Markets             .50%        .65% of first $2.5 billion
Fund                                     .60% of amounts in excess of $2.5 billion

International                .50%        .65% of first $2.5 billion
Development Fund                         .60% of amounts in excess of $2.5 billion

Balanced Fund                .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

Renaissance Fund             .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

Growth Fund                  N/A         40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

Target Fund                  N/A         40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

Opportunity Fund             N/A         40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

Innovation Fund              .25%        40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion

International Fund           .50%        65% of first $2.5 billion
                                         .60% of amounts in excess of $2.5 billion

International Growth         .50%                     N/A
Fund

Precious Metal Fund          N/A         .45% of first $2.5 billion
                                         .40% of amounts in excess of $2.5 billion

Tax Exempt Fund              N/A         .40% of first $2.5 billion
                                         .35% of amounts in excess of $2.5 billion
Tax-Managed                  N/A                      N/A
Structured Emerging
Markets Fund

Structured Emerging          .50%                     N/A
Markets Fund

* The Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to the Funds' Institutional and Administrative Class shares on the one hand, and to the Funds' Class A, Class B and Class C shares on the other.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

      After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds was as follows (Class A, Class B and Class C shares were not offered prior to January 17,
1997):

                                   YEAR        PERIOD       YEAR
                                   ENDED       ENDED        ENDED
                                 06/30/97    06/30/96     10/31/95
                                 --------    --------     --------
FUND
----

Equity Income Fund              $   311,798  $  236,611  $  247,633
Value Fund                          318,624      36,596      33,714
Small Cap Value Fund                114,067      65,176      84,649
Core Equity Fund                    102,634      63,942      32,425
Mid Cap Equity Fund                  19,291      14,011      10,427
Capital Appreciation Fund         1,093,013     490,803     489,643
Mid Cap Growth Fund                 729,997     342,880     361,121
Micro Cap Growth Fund               278,025     133,934     121,908
Small Cap Growth Fund                81,774     106,715     148,726
Enhanced Equity Fund                161,982     151,842     177,243
Emerging Markets Fund               312,540     259,300     375,351
International Developed Fund        437,490     244,350     235,046
Balanced Fund                       170,134     130,017     231,772
Renaissance Fund*                   605,566         N/A         N/A


Growth Fund*                      2,993,370         N/A         N/A
Target Fund*                      2,076,748         N/A         N/A
Opportunity Fund*                 1,424,856         N/A         N/A
Innovation Fund*                    458,154         N/A         N/A
International Fund*                 567,025         N/A         N/A
Precious Metals Fund*                84,947         N/A         N/A
Tax Exempt Fund*                     89,008         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $12,431,043  $2,276,177  $2,549,658

------------------------

*  For the period from 1/17/97 through 6/30/97

     The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal 1997, 1996 and 1995 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal 1997, 1996 and 1995.


                          DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to five classes of shares of each of the
Funds: Class A, Class B, Class C, Institutional Class and Administrative Class shares.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative

Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE

     As described in the Class A, B and C Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal year ended June 30, 1997, the Distributor received an aggregate of $40,456, $789,851, and $533,975, in contingent deferred sales charges on, respectively, Class A shares, Class B shares and Class C shares of the Funds.

     The Funds did not offer Class A, B and C shares in prior fiscal years. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A
                                                                      -------
shares:  Growth -$9,168, Target - $14 and Opportunity - $4,190.  Class B shares:
------                                                           --------------
Renaissance - $8,722, Growth - $37,445, Target - $31,670, Innovation - $36,477,
International - $6,359, Precious Metals - $1,179 and Tax Exempt -$4,055.  Class
                                                                          -----
C shares:   Renaissance - $12,809, Growth - $124,264, Target - $89,334,
--------
Opportunity - $37,154, Innovation - $29,110, International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596.

     As described in the Class A, B and C Prospectus under the caption "Alternative Purchase Arrangements -Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal year ended June 30, 1997, the Distributor received an aggregate of $2,927,636 and retained an aggregate of $369,546, in initial sales charges paid by Class A shareholders of the Trust.

     The Trust did not offer Class A shares in prior fiscal years. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth -549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts: Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091,
International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140. During the fiscal year ended September 30, 1995, the Distributor received an aggregate of $3,708,105 and retained an aggregate of $366,062 in initial sales charges paid by shareholders of PAF.

DISTRIBUTION AND SERVICING PLANS FOR CLASS A, CLASS B AND CLASS C SHARES

     As stated in the text of the Class A, B and C Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Class A, B and C Prospectus, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     The Retail Plans went into effect for the Funds in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

PAYMENTS PURSUANT TO CLASS A PLANS

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,147,572 pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows:

                                Year Ended
Fund                             06/30/97
------------------------------   ---------
Equity Income Fund               $     938
Value Fund                          14,876
Small Cap Value Fund                 2,770
Core Equity Fund                       N/A
Mid Cap Equity Fund                    N/A
Capital Appreciation Fund            5,510
Mid Cap Growth Fund                 12,246
Micro Cap Growth Fund                  N/A
Small Cap Growth Fund                  N/A
Enhanced Equity Fund                   N/A
Emerging Markets Fund                  108
International Developed Fund           169
Balanced Fund                          173
Renaissance                         53,527
Growth                             290,828
Target                             288,012
Opportunity                        320,127
Innovation                          99,910
International                       34,195
Precious Metals                     14,218
Tax Exempt                           9,965

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class A Retail Plan and the contingent deferred sales charge imposed on Class A shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,166,294; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $397,691. The total, if allocated among the Funds, based on the net assets attributable to their Class A shares at June 30, 1997, would have been as follows:

                                              Sales Material
                                                and Other
                                Compensation     Expenses      Total
                                ------------  --------------  --------
Equity Income Fund                  $  3,107        $  1,059  $  4,166
Value Fund                            27,041           9,221    36,262
Small Cap Value Fund                  11,241           3,833    15,074
Core Equity Fund                         N/A             N/A       N/A
Mid Cap Equity Fund                      N/A             N/A       N/A
Capital Appreciation Fund             11,288           3,849    15,137
Mid Cap Growth Fund                   20,972           7,151    28,123
Micro Cap Growth Fund                    N/A             N/A       N/A
Small Cap Growth Fund                    N/A             N/A       N/A


Enhanced Equity Fund                     N/A             N/A       N/A
Emerging Markets Fund                    356             121       477
International Developed Fund             549             187       736
Balanced Fund                            632             216       848
Renaissance                           58,097          19,810    77,907
Growth                               256,697          87,530   344,227
Target                               263,570          89,874   353,444
Opportunity                          367,870         125,439   493,309
Innovation                            94,778          32,318   127,096
International                         33,683          11,485    45,168
Precious Metals                        6,932           2,364     9,296
Tax Exempt                             9,480           3,833    13,313


     The Trust did not offer Class A shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,556,119 and $1,064,958, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A
Plan"), which is similar to the Class A Plan of the Trust.   Such payments were
allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                     Year Ended      Year Ended
                   Sept. 30, 1996  Sept. 30, 1995
                   --------------  --------------
Renaissance              $ 38,973        $ 33,249
Growth                    351,506         289,263
Target                    338,598         251,511
Opportunity               308,794         255,940
Innovation                 88,089          28,918
International              42,411          49,788
Precious Metals            21,416          22,178
Tax Exempt                 10,288           6,485


     The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS B PLANS

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,670,623 pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:

                                Year Ended
Fund                             06/30/97
---------------------------      ---------

Equity Income Fund               $   5,019
Value Fund                         101,067
Small Cap Value Fund                17,419
Core Equity Fund                       N/A
Mid Cap Equity Fund                    N/A
Capital Appreciation Fund            5,077
Mid Cap Growth Fund                104,374



Micro Cap Growth Fund                  N/A
Small Cap Growth Fund                  N/A
Enhanced Equity Fund                   N/A
Emerging Markets Fund                  633
International Developed Fund         2,256
Balanced Fund                        2,223
Renaissance                        204,965
Growth                             351,684
Target                             450,009
Innovation                         332,295
International                       53,098
Precious Metals                     21,713
Tax Exempt                          18,818

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class B Retail Plan and the contingent deferred sales charge imposed on Class B shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $499,840; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $170,439. The total, if allocated among the Funds, based on the net assets attributable to their Class B shares at June 30, 1997, would have been as follows:

                                              Sales Material
                                                 and Other
                              Compensation       Expenses       Total
                              ------------    -----------     --------
Equity Income Fund              $  4,235         $ 1,444      $  5,679
Value Fund                        42,327          14,433        56,760
Small Cap Value Fund              18,336           6,252        24,588
Core Equity Fund                     N/A             N/A           N/A
Mid Cap Equity Fund                  N/A             N/A           N/A
Capital Appreciation Fund          5,026           1,714         6,740
Mid Cap Growth Fund               45,721          15,590        61,311
Micro Cap Growth Fund                N/A             N/A           N/A
Small Cap Growth Fund                N/A             N/A           N/A
Enhanced Equity Fund                 N/A             N/A           N/A
Emerging Markets Fund                514             175           689
International Developed Fund       1,836             626         2,462
Balanced Fund                      1,872             638         2,510
Renaissance                       62,109          21,178        83,287
Growth                            92,401          31,507       123,908
Target                           113,822          38,812       152,634
Innovation                        85,939          29,304       115,243
International                     14,406           4,912        19,318
Precious Metals                    7,073           2,412         9,485
Tax Exempt                         4,225           1,441         5,666

     The Trust did not offer Class B shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,839,931 and $87,552, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:



                     Year Ended      Year Ended
                   Sept. 30, 1996  Sept. 30, 1995
                   --------------  --------------

Renaissance              $ 62,195         $ 2,071
Growth                    211,778          12,583
Target                    241,125          11,816
Opportunity                   N/A             N/A
Innovation                166,747           9,364
International             289,719             555
Precious Metals            14,083             270
Tax Exempt                 14,673             745

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.


PAYMENTS PURSUANT TO CLASS C PLANS

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $28,944,078 pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:

                                Year Ended
Fund                             06/30/97
------------------------------  -----------
Equity Income Fund              $    13,919
Value Fund                          245,893
Small Cap Value Fund                 39,558
Core Equity Fund                        N/A
Mid Cap Equity Fund                     N/A
Capital Appreciation Fund            28,078
Mid Cap Growth Fund                 197,365
Micro Cap Growth Fund                   N/A
Small Cap Growth Fund                   N/A
Enhanced Equity Fund                    N/A
Emerging Markets Fund                 5,070
International Developed Fund          4,936
Balanced Fund                         1,876
Renaissance                       2,024,245
Growth                           11,107,219
Target                            7,238,372
Opportunity                       4,950,118
Innovation                        1,149,018
International                     1,354,452
Precious Metals                     255,508
Tax Exempt                          328,451

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class C Retail Plan and the contingent deferred sales charge imposed on Class C shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,664,535; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,272,518. The total, if allocated among the Funds, based on the net assets attributable to their Class C shares at June 30, 1997, would have been as follows:

                                               Sales Material
                                                 and Other
                               Compensation      Expenses          Total
                               ------------    --------------   ---------
Equity Income Fund              $   10,972        $  3,741      $   14,713
Value Fund                         106,994          36,484         143,478
Small Cap Value Fund                34,094          11,626          45,720
Core Equity Fund                       N/A             N/A             N/A
Mid Cap Equity Fund                    N/A             N/A             N/A
Capital Appreciation Fund           21,817           7,439          29,256
Mid Cap Growth Fund                 89,419          30,491         119,910
Micro Cap Growth Fund                  N/A             N/A             N/A
Small Cap Growth Fund                  N/A             N/A             N/A
Enhanced Equity Fund                   N/A             N/A             N/A
Emerging Markets Fund                3,057           1,043           4,100
International Developed Fund         4,160           1,419           5,579
Balanced Fund                        1,470             501           1,971
Renaissance                        519,433         177,120         696,553
Growth                           2,534,587         854,261       3,388,848
Target                           1,618,653         551,939       2,170,592
Opportunity                      1,049,063         357,717       1,406,780
Innovation                         271,932          92,725         364,657
International                      287,886          98,165         386,051
Precious Metals                     41,949          14,304          56,253
Tax Exempt                          69,048          23,544          92,592

     The Trust did not offer Class C shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $41,704,155 and $34,667,013, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17, 1997) as follows:

                     Year Ended      Year Ended
                   Sept. 30, 1996  Sept. 30, 1995
                   --------------  --------------

Renaissance           $ 1,965,449     $ 1,694,012
Growth                 13,593,775      11,397,447
Target                  8,684,223       6,402,149
Opportunity             7,455,633       5,976,316
Innovation                899,377         229,411
International           1,858,512       2,422,761
Precious Metals           430,849         490,116
Tax Exempt                499,738         589,843

     The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLANS FOR ADMINISTRATIVE CLASS SHARES

     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted a Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund except the Emerging Markets, Capital Appreciation and Mid Cap Growth Funds, which are not subject to such Distribution Plan.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

PAYMENTS PURSUANT TO ADMINISTRATIVE DISTRIBUTION PLAN

     For the fiscal year ended June 30, 1997, the Trust made no payments pursuant to the Administrative Distribution Plan. The Administrative Distribution Plan was not in effect in prior fiscal years.

PAYMENTS PURSUANT TO ADMINISTRATIVE SERVICES PLAN

     For the fiscal year ended June 30, 1997, the Trust paid qualified service providers an aggregate of $132,422 pursuant to the Administrative Services Plan. Such payments were allocated among the operational Funds as follows:

                                Year Ended
Fund                             06/30/97
------------------------------   ---------
Equity Income Fund               $  16,938
Value Fund                               0
Small Cap Value Fund                12,276
Core Equity Fund                    79,366
Mid Cap Equity Fund                      0
Capital Appreciation Fund            3,297
Mid Cap Growth Fund                  4,723
Micro Cap Growth Fund                1,898
Small Cap Growth Fund                  137
Enhanced Equity Fund                     0
Emerging Markets Fund                  582
International Developed Fund        13,205
Balanced Fund                            0
Renaissance                              0
Growth                                   0
Target                                   0
Opportunity                              0
Innovation                               0
International                            0
Precious Metals                          0
Tax Exempt                               0

     The Trust has been informed that all of these amounts constituted "service fees" under applicable NASD rules. The Administrative Services Plan was not in effect in prior fiscal years.

PURCHASES, EXCHANGES AND REDEMPTIONS

     Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Class A, B and C Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem." Purchases, exchanges and redemptions of Institutional Class and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

     Certain clients of the Adviser or a Portfolio Manager whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Class A, B, and C Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMCO Funds: Pacific Investment Management Series, a mutual fund family advised by Pacific Investment Management, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares and $100,000 with respect to Institutional Class and Administrative Class shares. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Portfolio Manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds:

                                                 Year         Period        Year
                                                 Ended        Ended         Ended
Fund                                             6/30/97      6/30/96      10/31/95
-------------------------------------------  -----------   ----------  ------------
Equity Income Fund                           $   161,012   $  221,694  $  170,712
Value Fund                                       203,403       65,062      39,801
Small Cap Value Fund                             146,551       74,170      74,739
Capital Appreciation Fund                        889,931      467,569     411,595
Mid Cap Growth Fund                              634,436      382,764     332,045
Micro Cap Growth Fund                            315,009      124,194     202,678
Small Cap Growth Fund                            113,103       76,333     111,918
Enhanced Equity Fund                             196,460      114,363      47,226
Emerging Markets Fund                            591,312      622,328   1,061,823
International Developed Fund                     498,041      306,741     301,313
Balanced Fund                                    197,598       95,606      32,346
Core Equity Fund                                 114,173       57,047      40,203
Mid Cap Equity Fund                               31,940       16,961      20,084
Renaissance Fund*                                717,040          N/A          N/A
Growth Fund*                                   2,632,126          N/A          N/A
Target Fund*                                   2,584,198          N/A          N/A
Opportunity Fund*                              1,187,818          N/A          N/A
Innovation Fund*                                 224,529          N/A          N/A
International Fund*                              748,412          N/A          N/A
Precious Metals Fund*                             81,251          N/A          N/A
Tax Exempt Fund*                                       0          N/A          N/A
                                             -----------   -----------  ----------
TOTAL                                        $12,268,343   $2,624,832   $2,846,483

__________________

* For the period 1/18/97 through 6/30/97.

     For the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17,
1997):


                           10/1/96     Year         Year
                             to        Ended        Ended
                           1/17/97   9/30/96      9/30/95
                        ----------  -----------  -----------
Fund
----
Renaissance Fund        $  363,501  $   993,617  $   605,124
Growth Fund              1,064,573    2,985,777    3,500,524
Target Fund              1,375,601    3,080,238    2,289,076
Opportunity Fund           505,221    1,757,263    1,728,282
Innovation Fund            105,556      228,473       84,173
International Fund         393,808    1,530,476    2,727,326
Precious Metals Fund        53,096       79,838       48,592
Tax Exempt Fund                  0            0            0
                        ----------  -----------  -----------

TOTAL                   $3,861,356  $10,655,682  $10,983,097

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers receive research services from many broker-dealers with which the Adviser and Portfolio Managers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Portfolio Managers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Portfolio Managers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Managers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Portfolio Manager where, in the judgment of the Adviser or Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

PORTFOLIO TURNOVER

     The Adviser and Portfolio Managers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated in the Class A, B and C Prospectus under the heading "How Net Asset Value is Determined" and in the Institutional Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined on each day the New York Stock Exchange is open as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange. The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The values of portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), these securities will be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

                                    TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securi ties or currencies ("Qualifying Income Test"); (b) with respect to tax years beginning on or prior to August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely
(1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, a Fund must distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By qualifying as a regulated investment company, each Fund will not be subject to federal income taxes to the extent that its net investment income, net short-term capital gains and net long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities. To date, such regulations have not been issued.

     The Tax Exempt Fund must have at least 50% of its total assets invested in Tax Exempt Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Tax Exempt Bonds and so designated by the Fund will be "exempt-interest dividends," which are exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Tax Exempt Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Tax Exempt Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

     The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

DISTRIBUTIONS

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The tax status of each Fund and the distributions which it may make are summarized in the Class A, B and C Prospectus under the captions "Distributions" and "Taxes" and in the Institutional Prospectus under the caption "Dividends, Distributions and Taxes." Except for exempt-interest dividends paid by the Tax Exempt Fund, all dividends and distributions of a Fund, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because there is relatively little guidance regarding the straddle rules, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Emerging Markets, Structured Emerging Markets, International Developed and Balanced Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. The 30% limit will apply only until the start of a Fund's first tax year beginning after August 5, 1997.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

     In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to a U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receiv ables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXATION

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                                  OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

PERFORMANCE INFORMATION

     Performance information is computed separately for each class of a Fund's shares. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. As noted below, in accordance with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as distribution and servicing fees and administrative fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses compounded over the relevant periods. The Tax Exempt, Renaissance and Balanced Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Tax Exempt and Balanced Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

CALCULATION OF YIELD

     Quotations of yield for certain of the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/ -1]
                      ---
                       cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended June 30, 1997, the yields of the Balanced Fund, Renaissance Fund and Tax Exempt Fund were as follows:

FUND              INSTITUTIONAL CLASS   ADMINISTRATIVE CLASS  CLASS A   CLASS B   CLASS C
----              -------------------   --------------------  --------  --------  --------
Balanced Fund          3.23%                   N/A              2.68%     2.10%     2.09%
Renaissance Fund         N/A                   N/A              0.78%     0.10%     0.09%
Tax Exempt Fund          N/A                   N/A              4.31%     3.77%     3.76%

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Tax-Exempt Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Tax Exempt Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.


FILING STATUS                                  MARGINAL TAX RATE*                 A TAX-EXEMPT YIELD OF
                                                                           IS EQUIVALENT TO A TAXABLE YIELD OF
           TAXABLE INCOME
Single               (Married filing jointly)                             3%        4%       5%       6%      7%
$23,350 or less      $39,000 or less                 15%                  3.53%     4.71%    5.88%    7.06%   8.24%
Over $23,350 but     Over $39,000 but                28%                  4.17%     5.56%    6.94%    8.33%   9.72%
  not over $56,550     not over $94,250
Over $56,550 but     Over $94,250 but                31%                  4.35%     5.80%    7.25%    8.70%  10.14%
  not over $117,950    not over $143,600
Over $117,950 but    Over $143,600 but               36%                  4.69%     6.25%    7.81%    9.38%  10.94%
  not over $256,500    not over $256,500
Over $256,500        Over $256,500                 39.6%                  4.97%     6.62%    8.28%    9.93%  11.59%
-------------------

* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended June 30, 1997. As noted below, consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of
 .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period.

                 TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1997*

------------------------------------------------------------------------------------------
                                                          SINCE
                                                        INCEPTION    INCEPTION   INCEPTION
    FUND            CLASS**        1 YEAR    5 YEARS     OF FUND      DATE OF     DATE OF
                                                       (ANNUALIZED)    FUND        CLASS
------------------------------------------------------------------------------------------
Equity Income     Institutional    27.67%    16.72%      16.81%      03/08/91     03/08/91
                 Administrative    27.40%    16.56%      16.68%                   11/30/94
                        Class A    20.43%    15.36%      15.75%                   1/17/97
                        Class B    22.08%    16.39%      16.74%                   1/17/97
                        Class C    26.04%    16.60%      16.74%                   1/17/97
------------------------------------------------------------------------------------------
Value             Institutional    26.38%    19.01%      17.56%      12/30/91     12/30/91
                 Administrative    26.38%    19.01%      17.56%                   1/17/97
                        Class A    19.17%    17.62%      16.33%                   1/17/97
                        Class B    20.72%    18.69%      17.38%                   1/17/97
                        Class C    24.73%    18.89%      17.47%                   1/17/97
------------------------------------------------------------------------------------------
Small Cap         Institutional    31.99%    18.19%      17.62%      10/1/91      10/1/91
Value            Administrative    31.70%    18.10%      17.55%                   11/1/95
                        Class A    24.49%    16.81%      16.45%                   1/17/97
                        Class B    26.40%    17.87%      17.46%                   1/17/97
                        Class C    30.40%    18.08%      17.55%                   1/17/97
------------------------------------------------------------------------------------------
Capital           Institutional    31.52%    20.97%      18.95%      3/8/91       3/8/91
Appreciation     Administrative    31.31%    20.93%      18.92%                   1/17/97
                        Class A    24.11%    19.57%      17.88%                   1/17/97
                        Class B    25.96%    20.68%      18.89%                   1/17/97
                        Class C    29.96%    20.87%      18.89%                   1/17/97
------------------------------------------------------------------------------------------
Mid Cap           Institutional    30.58%    20.18%      18.44%      8/26/91      8/26/91
Growth           Administrative    30.23%    20.01%      18.30%                   11/30/94
                        Class A    23.16%    18.78%      17.28%                   1/17/97
                        Class B    24.88%    19.86%      18.27%                   1/17/97
                        Class C    28.94%    20.06%      18.36%                   1/17/97
------------------------------------------------------------------------------------------
Micro Cap         Institutional    20.05%     N/A        22.61%      6/25/93      6/25/93
Growth           Administrative    19.72%     N/A        22.51%                   4/1/96
                        Class A     N/A       N/A         N/A                     1/17/97
                        Class B     N/A       N/A         N/A                     1/17/97
                        Class C     N/A       N/A         N/A                     1/17/97
------------------------------------------------------------------------------------------
Small Cap         Institutional    22.82%    19.45%      22.50%      1/7/91       1/7/91
Growth           Administrative    23.12%    19.50%      22.54%                   9/27/95
                        Class A     N/A       N/A         N/A                     1/17/97
                        Class B     N/A       N/A         N/A                     1/17/97
                        Class C     N/A       N/A         N/A                     1/17/97
------------------------------------------------------------------------------------------
Enhanced          Institutional    31.45%    17.12%      15.54%      2/11/91      2/11/91
Equity           Administrative    31.45%    17.12%      15.54%                   1/17/97
                        Class A     N/A       N/A         N/A                     1/17/97
                        Class B     N/A       N/A         N/A                     1/17/97
                        Class C     N/A       N/A         N/A                     1/17/97
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Emerging          Institutional   10.85%    N/A           11.25%     6/1/93     6/1/93
Markets          Administrative   10.45%    N/A           11.04%                11/1/94
                        Class A    4.60%    N/A            9.69%                1/17/97
                        Class B    5.29%    N/A           10.77%                1/17/97
                        Class C    9.29%    N/A           11.12%                1/17/97
----------------------------------------------------------------------------------------
International     Institutional   10.07%    N/A           11.26%     6/8/93     6/8/93
Developed        Administrative    9.77%    N/A           11.08%                11/30/94
                        Class A    3.70%    N/A            9.64%                1/17/97
                        Class B    4.57%    N/A           10.78%                1/17/97
                        Class C    8.57%    N/A           11.14%                1/17/97
----------------------------------------------------------------------------------------
Balanced          Institutional   20.37%    12.79%        12.90%     6/25/92    6/25/92
                 Administrative   20.37%    12.79%        12.90%                6/25/92
                        Class A   13.51%    11.47%        11.60%                1/17/97
                        Class B   14.82%    12.44%        12.68%                1/17/97
                        Class C   18.79%    12.68%        12.80%                1/17/97
----------------------------------------------------------------------------------------
Core Equity       Institutional   21.59%     N/A          23.61%     12/28/94   12/28/94
                 Administrative   21.20%     N/A          23.36%                5/31/95
                        Class A    N/A       N/A           N/A                  1/17/97
                        Class B    N/A       N/A           N/A                  1/17/97
                        Class C    N/A       N/A           N/A                  1/17/97
----------------------------------------------------------------------------------------
Mid Cap           Institutional    9.61%     N/A          22.26%     12/28/94   12/28/94
Equity           Administrative    9.61%     N/A          22.25%                1/17/97
                        Class A    N/A       N/A           N/A                  1/17/97
                        Class B    N/A       N/A           N/A                  1/17/97
                        Class C    N/A       N/A           N/A                  1/17/97
----------------------------------------------------------------------------------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

     ** For all Funds, consistent with SEC rules and informal guidance, Class A, Class B, Class C and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund adjusted to reflect the actual sales charges (none in the case of the Administrative Class) of the newer class. The adjusted Institutional Class performance does not, however, reflect the higher Fund operating expenses applicable to Class A, Class B, Class C and Administrative Class shares, such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum). ALL OTHER THINGS BEING EQUAL, SUCH HIGHER EXPENSES WOULD HAVE ADVERSELY AFFECTED (I.E., REDUCED) TOTAL RETURN FOR THE NEWER CLASSES BY THE AMOUNT OF SUCH HIGHER EXPENSES, COMPOUNDED OVER THE RELEVANT PERIOD.

     The table below sets forth the average annual total return of each class of shares of the following Funds (each of which was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended June 30, 1997. The table presents total return information from the inception of the PAF predecessor series through June 30, 1997. Consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of

     Class A or Class C shares (the particular class used in each case is noted below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting possibly lower operating expenses such as 12b-1 distribution and servicing fees or administrative fee charges associated with the newer class.

                 TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1997*

----------------------------------------------------------------------------------------------------
                                                                    SINCE
                                                                  INCEPTION    INCEPTION   INCEPTION
     FUND          CLASS***        1 YEAR   5 YEARS   10 YEARS     OF FUND      DATE OF     DATE OF
                                                                 (ANNUALIZED)    FUND        CLASS
----------------------------------------------------------------------------------------------------
Renaissance**             Class A   32.16%    17.76%    N/A        12.85%      4/18/88     2/1/91
                          Class B   32.16%    17.76%    N/A        12.85%                  5/22/95
                          Class C   26.76%    17.31%    N/A        12.76%                  4/18/88
                    Institutional   27.19%    17.31%    N/A        12.85%                  1/17/97
                   Administrative   31.16%    17.76%    N/A        12.85%                  1/17/97
----------------------------------------------------------------------------------------------------
Growth                    Class A   13.88%    13.92%   12.47%      16.38%      2/24/84     10/26/90
                          Class B   14.64%    13.90%   12.57%      16.42%                  5/23/95
                          Class C   18.59%    14.35%   12.57%      16.42%                  2/24/84
----------------------------------------------------------------------------------------------------
Target                    Class A    4.53%     N/A      N/A        17.18%      12/17/92    12/17/92
                          Class B    4.79%     N/A      N/A        17.75%                  5/22/95
                          Class C    8.72%     N/A      N/A        17.75%                  12/17/92
----------------------------------------------------------------------------------------------------
Opportunity               Class A  -14.52%    19.00%   16.95%      17.92%      2/24/84     12/17/90
                          Class C  -11.13%    19.45%   17.06%      18.00%                  2/24/84
----------------------------------------------------------------------------------------------------
Innovation                Class A    5.91%     N/A      N/A        26.50%      12/22/94    12/22/94
                          Class B    5.91%     N/A      N/A        26.50%                  5/22/95
                          Class C    0.09%     N/A      N/A        23.70%                  12/22/94
                    Institutional    0.12%     N/A      N/A        25.26%                  1/17/97
                   Administrative    4.06%     N/A      N/A        25.54%                  1/17/97
----------------------------------------------------------------------------------------------------
International**           Class A    4.06%     8.81%    5.95%       7.33%      8/25/86     2/1/91
                          Class B    4.28%     8.78%    6.05%       7.43%                  5/22/95
                          Class C    8.29%     9.22%    6.05%       7.43%                  8/25/86
----------------------------------------------------------------------------------------------------
Precious                  Class A  -33.77%     2.01%    N/A        -1.58%      10/10/88    2/1/91
 Metals**                 Class B  -33.83%     1.97%    N/A        -1.45%                  6/15/95
                          Class C  -30.97%     2.47%    N/A        -1.75%                  10/10/88
----------------------------------------------------------------------------------------------------
Tax Exempt                Class A    2.10%     5.08%    6.55%       7.37%      11/1/85     3/14/91
                          Class B    1.02%     5.11%    6.67%       7.48%                  5/30/95
                          Class C    5.30%     5.27%    6.55%       7.49%                  11/1/85
----------------------------------------------------------------------------------------------------


     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

   ** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.

   *** With the exception of the Target Fund and Innovation Fund, Class A, Class B, Institutional Class and Administrative Class total return presentations for these Funds for periods prior to the Inception Date of the particular class reflect the prior performance of Class C shares of the former relevant PAF Fund adjusted to reflect the actual sales charges (or no sales charges in the case of Administrative and Institutional Class shares) of the newer class. The adjusted performance does not, however, reflect possibly lower operating expenses such as 12b-1 distribution and servicing fees or administrative fee charges associated with the newer class. For the Target (for Class B only) and Innovation Funds, (i) Institutional and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Class A shares of the former PAF Fund adjusted in the manner described above and (ii) Class B total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class C shares of the former PAF Fund adjusted in the manner described above. Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF Funds were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Retail Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses should adversely affect future total return performance for these Funds compared to historical periods.

     Performance information for a Fund may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     The total return of each class (and yield of each class in the case of the Tax Exempt, Renaissance and Balanced Funds) may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

     The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

     The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of September 30, 1997, approximately 22% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 76% were stocks listed on the New York Stock Exchange and 7% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.52 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five-and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of

December 31, 1996, the U.S. equity market capitalization represented approximately 35% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1972 through 1996 (as well as a cumulative return and average annual return for that 25 year period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                  Consumer Price
Period        S&P 500        Treasury Bills            Index
------        -------        --------------       ---------------

1972           18.9                3.8                  3.4
1973          -14.7                6.9                  8.8
1974          -26.5                8.0                 12.2
1975           37.2                5.8                  7.0
1976           23.8                5.0                  4.8
1977           -7.2                5.1                  6.8
1978            6.5                7.2                  9.0
1979           18.4               10.4                 13.3
1980           32.4               11.2                 12.4
1981           -4.9               14.7                  8.9
1982           21.4               10.5                  3.8
1983           22.5                8.8                  3.8
1984            6.3                9.9                  3.9
1985           32.2                7.7                  3.8
1986           18.5                6.1                  1.1
1987            5.2                5.5                  4.4
1988           16.8                6.3                  4.4
1989           31.5                8.4                  4.6
1990           -3.2                7.8                  6.1
1991           30.5                5.6                  3.1
1992            7.7                3.5                  2.9
1993           10.1                2.9                  2.7
1994            1.3                3.9                  2.7
1995           37.4                5.6                  2.7
1996           23.1                5.2                  3.3
--------------------------------------------------------------------------------
Cumulative Return
1972-1996     1,826.8%           458.5%               285.9%
--------------------------------------------------------------------------------
Average Annual Return
1972-1996      12.6%               7.1%                 5.6%
--------------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

     P/t/ =   1-rd
              ----
              360
     where,
             r = decimal yield on the bill at time t (the average of bid and ask quotes); and
             d =  the number of days to maturity as of time t.

     Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1996 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).


                           Small     Mid-Sized     Large
Period                   Companies   Companies   Companies
------                   ---------   ---------   ---------

1981 (2/28 -12/31)           1.8        10.6        -2.5
1982                        25.0        22.7        21.4
1983                        29.1        26.1        22.5
1984                        -7.3         1.2         6.3
1985                        31.1        36.0        32.2
1986                         5.7        16.2        18.5
1987                        -8.8        -2.0         5.2
1988                        24.9        20.9        16.8
1989                        16.2        35.6        31.5
1990                       -19.5        -5.1        -3.2
1991                        46.1        50.1        30.5
1992                        18.4        11.9         7.7
1993                        18.9        14.0        10.1
1994                        -1.8        -3.6         1.3
1995                        28.4        30.9        37.6
1996                        16.5        19.2        22.9
----------------------------------------------------------
Cumulative Return
2/28/81-12/31/96           579.7%     1096.3%      901.3%
----------------------------------------------------------
Average Annual Return
2/28/81-12/31/96            12.9%       17.0%       15.7%
----------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1972 through 1996 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Morgan Stanley Capital International Gold Mining Index.

                                          Stocks 45%
                           All     All    Bonds 45%
Period                   Stocks   Bonds   Gold Stocks 10%
------                   ------   -----   ---------------

1972                       19.0     7.3        15.5
1973                      -14.7     1.1         4.2
1974                      -26.5    -3.1       -10.9
1975                       37.5    14.6        20.4
1976                       23.8    18.6        15.0
1977                       -7.2     1.7          .5
1978                        6.5    0.00         3.4
1979                       18.4    -4.2        21.3
1980                       32.4    -2.6        19.3
1981                       -4.9    -0.1        -6.0
1982                       21.4    43.8        33.9
1983                       22.5     4.7        12.0
1984                        6.3    16.4         7.2
1985                       32.2    30.9        26.2
1986                       18.5    19.8        18.5
1987                        5.2   -0.02         6.6
1988                       16.8    10.7         9.1
1989                       31.5    16.2        26.4
1990                       -3.2     6.8        -1.0
1991                       30.5    19.9        21.8
1992                        7.7     9.4         4.9
1993                       10.1    13.2        23.5
1994                        1.3    -5.8        -3.1
1995                       37.4    27.2        29.0
1996                       23.1     1.4        10.5
---------------------------------------------------------
Cumulative Return
1972-1996                1819.9%  813.1%     1497.7%
---------------------------------------------------------
Average Annual Return
1972-1996                  12.6%    9.3%       11.7%
---------------------------------------------------------

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

POTENTIAL COLLEGE COST TABLE


Start       Public    Private   Start  Public   Private
Year        College   College   Year   College  College
-----       -------   --------  -----  -------  -------
1997         $13,015   $57,165   2005  $16,487  $72,415
1998         $13,406   $58,880   2006  $16,982  $74,587
1999         $13,808   $60,646   2007  $17,491  $76,825
2000         $14,222   $62,466   2008  $18,016  $79,130
2001         $14,649   $64,340   2009  $18,557  $81,504
2002         $15,088   $66,270   2010  $19,113  $83,949
2003         $15,541   $68,258   2011  $19,687  $86,467
2004         $16,007   $70,306

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 through 1996 was:

               *Stocks:     12.5%
                Bonds:       9.2%
                T-Bills:     7.0%
                Inflation:   5.6%

          *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
     Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972 through 1996, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.1% over the same period. The average annual returns of each investment for each of the years from 1972 through 1996 is set forth in the following table.

                                                 MIXED
 YEAR   STOCKS   BONDS   T-BILLS   INFLATION   PORTFOLIO
------  -------  ------  --------  ----------  ----------

1972     18.98%   7.26%     3.84%       3.41%      11.26%
1973    -14.66%   1.14%     6.93%       8.80%      -4.02%
1974    -26.47%  -3.06%     8.00%      12.26%     -10.21%
1975     37.20%  14.64%     5.80%       7.01%      21.90%
1976     23.84%  18.65%     5.08%       4.81%      18.01%
1977     -7.18%   1.71%     5.12%       6.77%      -1.17%
1978      6.56%  -0.07%     7.18%       9.03%       4.03%
1979     18.44%  -4.18%    10.38%      13.31%       7.78%
1980     32.42%   2.61%    11.24%      12.40%      14.17%
1981     -4.91%  -0.96%    14.71%       8.94%       0.59%
1982     21.41%  43.79%    10.54%       3.87%      28.19%
1983     22.51%   4.70%     8.80%       3.80%      12.64%
1984      6.27%  16.39%     9.85%       3.95%      11.03%
1985     32.16%  30.90%     7.72%       3.77%      26.77%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.46%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.28%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.87%     7.52%       6.11%       2.98%
1991     30.55%  19.79%     5.88%       3.06%      21.31%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993     10.06%  13.17%     2.89%       2.75%       9.84%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.40%  27.20%     5.60%       2.70%      26.90%
1996     23.10%   1.40%     5.20%       3.30%      10.84%

   Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:


     Investment        Annual        Total          Total
     Period            Contribution  Contribution   Saved
     ------            ------------  ------------   -----
     30 Years          $ 1,979       $ 59,370       $200,000
     25 Years          $ 2,955       $ 73,875       $200,000
     20 Years          $ 4,559       $ 91,180       $200,000
     15 Years          $ 7,438       $111,570       $200,000
     10 Years          $13,529       $135,290       $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund of PIMCO Funds:
     Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds of PIMCO Funds: Multi-Manager Series should be aware that certain of the Funds of PIMCO Funds: Multi-Manager Series have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1996:

                                    % of Income for Individuals
                                  Aged 65 Years and Older in 1996*
                                  -------------------------------

                                  Social Security
                  Year            and Pension Plans        Other
                  ----            -----------------        -----

                  1996                   43%                57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
     Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Portfolio Managers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Portfolio Managers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMCO
Funds: Pacific Investment Management Series ("PIMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Portfolio Managers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CERTAIN OWNERSHIP OF TRUST SHARES

     As of December 31, 1997, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. As of December 31, 1997, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                               SHARES    PERCENTAGE OF
                                         BENEFICIALLY      OUTSTANDING
                                                OWNED     SHARES OWNED
                                                -----     ------------

PIMCO EQUITY INCOME FUND

INSTITUTIONAL
-------------
Bank of New York Western Trust Co.         1,864,458,313    21.39%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Northern Trust Company as Trustee for      1,766,047,238    20.26%
AM Castle & Company
P.O. Box 92956
Chicago, Illinois  60675-2956

Santa Barbara Foundation                     733,897,570     8.42%
15 East Carrillo Street
Santa Barbara, California 93101-2780

Northern Trust Company as Trustee for        629,259,411     7.22%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT & SA as Trustee for       539,650,434     6.19%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

ADMINISTRATIVE
--------------
First Union National Bank                    624,250,334    96.20%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

CLASS A
-------
Carn & Co.                                   265,090,896    42.26%*
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

Khosrow B. Semnani                            69,961,411    11.15%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

PaineWebber FBO                               34,067,983     5.43%
Little Sisters of the Poor Inc.
601 Maiden Choice Lane
Baltimore, Maryland  21228-3630

                                                    SHARES    PERCENTAGE OF
                                              BENEFICIALLY      OUTSTANDING
                                                     OWNED     SHARES OWNED
                                                     -----     ------------

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**      47,036,965           10.11%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**      64,814,954             786%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO VALUE FUND

INSTITUTIONAL
-------------
Pacific Life Insurance Company               2,180,825,574          40.73%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

The Northern Trust Company as Trustee for      895,215,208           16.72%
Great Lakes Chemical Corporation
P.O. Box 92956
Chicago, Illinois  00006-0690

CMTA-GMPP & Allied Workers Pension Trust       497,301,019           10.38%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

Pacific Life Foundation                        360,831,271            6.74%
700 Newport Center Drive
Newport Beach, California 92660

BAC Local 19 Pension Trust Fund                336,206,709            6.28%
777 Davis Street
San Francisco, California  94126-2500

ADMINISTRATIVE
--------------
Monte E. Golditch                               16,235,312            5.58%
533 Vista Grande Drive
Colorado Springs, Colorado  80906

Paul M. Johnson, DDS                            14,853,233            5.11%
360 San Miguel, Suite 602
Newport Beach, California  92660

                                                      SHARES    PERCENTAGE OF
                                                BENEFICIALLY      OUTSTANDING
                                                       OWNED     SHARES OWNED
                                                       -----     ------------


CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       163,702,622           12.97%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       429,636,674           20.49%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       569,155,309           10.72%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO SMALL CAP VALUE FUND

INSTITUTIONAL
-------------
Pacific Life Insurance Company                   446,895,817           16.88%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Trust Company of America                         323,660,433           12.23%
P.O. Box 6503
Englewood, Colorado  80155

FTC & Co.**                                      278,325,235           10.51%
P.O. Box 173736
Denver, Colorado  80217

Lucile Packard Foundation for Children           220,202,390            8.32%
725 Welch Road
Palo Alto, California  94304

ADMINISTRATIVE
--------------
First Union National Bank                        434,220,618          84.14%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **      258,537,638           13.99%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                      SHARES  PERCENTAGE OF
                                                BENEFICIALLY    OUTSTANDING
                                                       OWNED   SHARES OWNED
                                               -------------  -------------

Khosrow B. Semnani                               120,894,690           6.54%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

CNA Trust Corporation TR                         107,543,880           5.82%
Kemp Smith PSP
P.O. Box 5024
Costa Mesa, California  92628-5024

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **    1,181,561,211        33.88%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **    1,324,320,932        26.41%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                      332,868,955          6.63%
Datalynx House Acct
P.O. Box 1731736
Denver, Colorado  80217-3736


PIMCO CAPITAL APPRECIATION FUND

INSTITUTIONAL
-------------
Donaldson Lufkin & Jenrette**                  6,035,334,920         21.00%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Wendel & Co.**                                 3,513,743,489         12.23%
c/o Bank of New York
P.O. Box 1066
New York, New York  10268

ADMINISTRATIVE
--------------
First Union National Bank                        636,518,042        47.34%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

FIIOC as Agent for                               425,688,224        31.66%*
Certain Employee Benefits Plan
100 Magetian KWIC
Covington, Kentucky  41015

                                                      SHARES    PERCENTAGE OF
                                                BENEFICIALLY      OUTSTANDING
                                                       OWNED     SHARES OWNED
                                                       -----     ------------


CLASS A
-------
FTC & Co.**                                      174,413,564           15.58%
Datalynx House Acct
P.O. Box 1731736
Denver, Colorado  80217-3736

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **       84,914,374           14.65%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **      168,093,716            9.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO MID CAP GROWTH FUND

INSTITUTIONAL
-------------
State Street Bank & Trust Co. as Trustee for   3,442,738,652           19.73%
Dayton Hudson Retirement Savings Plan
One Enterprise Drive
North Quincy, Massachusetts  02171

State Street Bank & Trust Company              1,622,433,736            9.30%
P.O. Box 1992
Boston, Massachusetts  02105-1992

ADMINISTRATIVE
--------------
FIIOC as Agent for                               209,590,114          44.89%*
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Wells Fargo Bank as Trustee for                   87,137,286           18.66%
ChoiceMaster
P.O. Box 9800
Calabasas, California  91302-9800

First Union National Bank                         38,136,895            8.17%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

New York Life Trust Company                       31,368,348            6.72%
51 Madison Avenue, Room 117A
New York, New York  10010

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


Resources Trust Company for                         25,652,241            5.49%
the Exclusive Benefit of the Customers of IMS
P.O. Box 3865
Englewood, Colorado  80155-3865

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **        123,607,250           11.14%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **        616,928,163          27.27%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **        798,104,585           18.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO MICRO CAP GROWTH FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc.**                     2,359,807,040           24.00%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Donald Lufkin & Jenrette**                       1,082,467,354           11.01%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Bost & Co.**                                     1,072,912,358           10.91%
P.O. Box 9118
Boston, Massachusetts  02205-9118

University of Southern California                1,020,412,993           10.38%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------

Mac & Co.**                                        681,890,401            6.93%
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

First Bank N.A. as Custodian for                   605,854,422            6.16%
St. Paul Foundation
P.O. Box 64010
St. Paul, Minnesota  55164-0010

ADMINISTRATIVE
--------------
Northern Trust as Trustee for                      135,754,892          75.58%*
Sunday School Board
P.O. Box 92956
Chicago, Illinois  60675

National Financial Services Corporation for         24,276,346           13.52%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

New York Life Trust Company                         17,375,872            9.67%
51 Madison Avenue, Room 117A
New York, New York  10010


PIMCO SMALL CAP GROWTH FUND

INSTITUTIONAL
-------------
The Jewish Federation of                           972,699,835          33.51%*
Metropolitan Chicago
One South Franklin Street, Room 625
Chicago, Illinois 60606-4609

ESOR & Co.                                         453,722,992           15.63%
Associated Bank Green Bay
P.O. Box 19006
Green Bay, Wisconsin  54307-9006

Auburn Theological Seminary                        334,745,959           11.53%
3041 Broadway
New York, New York  10027-5710

Pacific Life Insurance Company                     298,521,928           10.28%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


Bessemer Trust Company for                         210,399,696            7.25%
Naidot & Co.
100 Woodbridge Center Drive
Woodbridge, New Jersey  07095

Employees Retirement System of Jersey City         168,181,206            5.79%
325 Palisade Avenue
Jersey City, New Jersey  07307-1714

ADMINISTRATIVE
--------------
Cody Kondo                                             970,430           15.73%
354 Sturbridge Road
Wyckoff, New Jersey  07481

Larry and Sharon Malcolmson                            598,417            9.70%
7100 West El Camino del Cerro
Tuscon, Arizona  85745

John Chandler                                          453,650            7.35%
12414 Barbury Road
Philadelphia, Pennsylvania  19154

IFTC as Custodian for                                  335,337            5.44%
Ronald V. Bussinger
370 152nd Avenue
Holland, Michigan  49424


PIMCO CORE EQUITY FUND

INSTITUTIONAL
-------------
Pacific Life Foundation                            109,372,665          41.00%*
700 Newport Center Drive
Newport Beach, California  92660

Union Bank as Trustee for                           67,738,837          25.39%*
Pacific Corinthian Life Insurance
P.O. Box 109
San Diego, California  92112-4103

Mac & Co.**                                         19,879,614            7.45%
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

California Race Track Association                   14,048,273            5.27%
P.O. Box 60014
Arcadia, California  91006-6014

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


ADMINISTRATIVE
--------------
The Bank of New York as Trustee for              4,584,217,506          96.09%*
Melville Corporation
One Wall Street, 7th Floor MT/MC
New York, New York  10286-0001


PIMCO MID CAP EQUITY FUND

INSTITUTIONAL
-------------
Pacific Life Insurance Company                     361,856,905          60.06%*
700 Newport Center Drive
Newport Beach, California 92660

IFTC as Custodian for                               81,186,220           13.48%
John W. Barnum
5175 Tilden Street, N.W.
Washington, D.C. 20016-1961

Pacific Life Foundation                             57,550,055            9.55%
700 Newport Center Drive
Newport Beach, California 92660

Union Bank as Trustee for                           35,711,135            5.93%
Pacific Corinthian Life Insurance
P.O. Box 109
San Diego, California  92112-4103

California Race Track Association                   33,348,420            5.54%
P.O. Box 60014
Arcadia, California  91006-6014


PIMCO ENHANCED EQUITY FUND

INSTITUTIONAL
-------------
Pacific Life Insurance Company                   1,580,522,488          41.63%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension               1,043,807,169          27.49%*
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


Pacific Life Foundation                            261,504,435            6.89%
700 Newport Center Drive
Newport Beach, California  92660


BAC Local 19 Pension Trust Fund                    241,644,103            6.37%
777 Davis Street
San Francisco, California  94126-2500

ADMINISTRATIVE
--------------
Susan Johnson                                      22,246,819             8.09%
490 Celtic Court
Colorado Springs, Colorado  80921


PIMCO EMERGING MARKETS FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc.**                     1,073,588,670          34.72%*
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Pacific Life Insurance Company                     575,190,664           18.60%
700 Newport Center Drive ,
Newport Beach, California 92660

Pacific Life Insurance Company                     503,204,413           16.27%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Donaldson Lufkin & Jenrette**                      252,283,652            8.16%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

ADMINISTRATIVE
--------------
Susan Johnson                                       13,397,052           20.92%
490 Celtic Court
Colorado Springs, Colorado  80921

FTC & Co.**                                          6,004,402            9.38%
P.O. Box 173736
Denver, Colorado  80217-3736

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


CLASS A
-------
PaineWebber FBO                                      2,353,306           11.76%
Barry Michael Martin Trustee
726 S. Tejon
Colorado Springs, Colorado  80903-4042

RPSS TR IRA                                          1,785,714            8.93%
Dale V. Kelman
5100 Poplar Avenue, Suite 3105
Memphis, Tennessee  38137-3101

Howard Nusbaum Trust                                 1,530,303            7.65%
Howard Nusbaum DDS
Profit Sharing Plan
1145 Bordentown Avenue
Parlin, New Jersey  08859-1851

Thomas F. Blueher Trust                              1,061,773            5.31%
Oscar G. Blueher Credit Shelter Trust
6100 Uptown Boulevard N.E., Suite 500
Albuquerque, New Mexico  87110-4143

Merrill Lynch Pierce Fenner & Smith Inc.**           1,001,000            5.00%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
-------
PAF Sales Inc.                                       2,347,418            5.35%
Profit Sharing Plan
P.O. Box 307
Scarborough, New York  10510-0807

CLASS C
-------
Raymond James & Assoc Inc. Custodian                24,940,178           19.68%
James F. Riopelle IRA
1 Foxhill Road
Englewood, Colorado  80110-4923

Merrill Lynch Pierce Fenner & Smith Inc.**          20,173,000           15.91%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------

PIMCO INTERNATIONAL DEVELOPED FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. **                    1,308,510,570           17.40%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Wachovia Bank N.A. as Trustee for                1,133,282,206           15.07%
Atlanta Gas Light Company Retirement Plan
301 N. Main Street - MC NC 31057
Winston-Salem, North Carolina  27150

Pacific Life Insurance Company                     975,297,012           12.97%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Pacific Life Insurance Company                     930,797,270           12.37%
700 Newport Center Drive
Newport Beach, California 92660

Citibank, N.A. as Trustee for                      768,019,009           10.21%
Nissan Motor Manufacturing Corporation U.S.A.
983 Nissan Drive
Smyrna, Tennessee  37167-4400

FTC & Co.**                                        470,448,695            6.25%
P.O. Box 173736
Denver, Colorado  80217-3736

ADMINISTRATIVE
--------------
FTC & Co.**                                         39,383,255           22.73%
P.O. Box 173736
Denver, Colorado  80217-3736

Susan Johnson                                       22,468,675           12.98%
490 Celtic Court
Colorado Springs, Colorado  80921

CLASS A
-------
Columbus Circle Trust Company Trust FBO              3,976,919            9.53%
Plan Participants Glen Manufacturing Key Comp Pl
FBO Key Comp Plan Participants
1 Station Place
Stamford, Connecticut  06902-6800

Merrill Lynch Pierce Fenner & Smith Inc.**           3,679,000            8.82%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                           SHARES  PERCENTAGE OF
                                                     BENEFICIALLY    OUTSTANDING
                                                            OWNED   SHARES OWNED
                                                    -------------  -------------

Tsighe Nemariam Trust                                   3,492,917          8.37%
Natural Resources Consulting Engineers Inc.
401K Profit Sharing Plan
131 East Lincoln Avenue, Suite 300
Fort Collins, Colorado  80524-2419

Smith Barney Inc.                                       2,823,836          6.77%
388 Greenwich Street
New York, New York  10013

Donaldson Lufkin Jenrette                               1,203,209          6.01%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**             23,660,000         12.86%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**             16,755,000          5.25%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO BALANCED FUND

INSTITUTIONAL
-------------
Bank of New York Western Trust Co.                  1,270,718,586        27.49%*
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

California Race Track Association                   1,109,430,139         24.00%
P.O. Box 60014
Arcadia, California  91006-6014

Redlands Community Hospital                           779,337,007         16.86%
350 Terracina Boulevard
Redlands, California 92373-4850

Dominguez Services Corporation                        624,030,160         13.50%
21718 South Alameda Street
Long Beach, California  90810-0351

Bank of America as Trustee for                        316,121,708          6.84%
The Music Center Operating Co.
P.O. Box 2788
Los Angeles, California  90051-0788

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


The Northern Trust Company as Trustee for          269,110,878            5.82%
Ameron 401(k)
P.O. Box 92956
Chicago, Illinois  60675

CLASS A
-------
Merrill Lynch Trust Co. as Trustee FBO             439,931,251          82.29%*
Qualified Retirement Plans
265 Davidson Avenue
Somerset, New Jersey  08873-4120

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         122,134,430          34.56%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**          72,253,744           20.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO TARGET FUND

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       1,934,337,178           17.77%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

J.C. Bradford & Company FBO                        790,080,861            7.25%
RCIP Limited Partnership I
330 Commerce Street
Nashville, Tennessee  37201-1899

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       1,878,403,568          34.87%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**      20,066,053,514          27.90%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------

PIMCO PRECIOUS METALS FUND

CLASS A
-------
J.C. Bradford & Company FBO                        170,648,464           39.77%
RCIP Limited Partnership I
330 Commerce Street
Nashville, Tennessee  37201-1899

Merrill Lynch Pierce Fenner & Smith Inc.**          42,343,266            9.86%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         424,768,586           17.43%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO RENAISSANCE FUND

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         289,807,581           11.12%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         740,213,927           23.28%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       3,448,529,366           15.63%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO TAX EXEMPT FUND

CLASS A
-------
BT Alex Brown Incorporated                         161,752,800          33.49%*
P.O. Box 1346
Baltimore, Maryland  21203

Merrill Lynch Pierce Fenner & Smith Inc.**         143,140,351          29.63%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                          SHARES  PERCENTAGE OF
                                                    BENEFICIALLY    OUTSTANDING
                                                           OWNED   SHARES OWNED
                                                           -----   ------------

Joseph R. White                                       32,901,759          6.81%
P.O. Box 572
Waltham, Massachusetts  02254-0572

CLASS B
-------
Dain Bosworth, Inc. FBO                               48,167,954         19.89%
Kermit K. Kinsey Trustee
2801 NE 14th Street
Fort Lauderdale, Florida  33304

Merrill Lynch Pierce Fenner & Smith Inc.**            42,391,000         17.50%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                       17,725,334          7.32%
William H. Hoehn
2906 S.W. 130th Terr.
Archer, Florida  32618-2124

Robert A. Fish & Susan Beville Fish Co-Trustees       17,596,415          7.26%
The Fish Family Trust
300 Tolak Road
Aptos, California  95003-2737

Herman Wertz Trust                                    14,909,045          6.15%
Herman Wertz Revocable Trust
239 Franklin Avenue
Palmerton, Pennsylvania  18071-1509

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**           387,885,569         12.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO GROWTH FUND

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**           374,387,477          6.30%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**           824,347,502        31.27%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       8,492,584,820           13.10%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO OPPORTUNITY FUND

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       1,635,296,000           23.14%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       5,648,603,427          26.62%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO INNOVATION FUND

CLASS A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         453,688,779           13.07%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         794,167,084           24.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       1,412,268,779           14.59%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO INTERNATIONAL FUND

CLASS A
-------
Society National Bank Trust FBO                    248,889,763           19.57%
RPM Retirement Plan
P.O. Box 94870
Cleveland, Ohio  44101-4870

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                         -----     ------------


Marin Sector Limited                               127,523,474           10.02%
A Partnership
150 Great Neck Road
Great Neck, New York  11021-3309

Merrill Lynch Pierce Fenner & Smith Inc.**         124,382,000            9.78%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

ORP1                                               133,725,184           10.51%
A Partnership
P.O. Box 5430
Incline Village, New York  89450-5430

PaineWebber FBO                                    121,813,370            9.58%
Bakerrubine LLC
575 Madison Avenue, 10th Floor
New York, New York  10022-2511

CLASS B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**         164,824,000           24.83%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       1,920,493,460           16.06%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.


** Shares are believed to be held only as nominee.


CUSTODIAN

     Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase") and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as subcustodians of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with SEC filings. As noted under "Financial Highlights" in the Class A, B and C Prospectus, the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds were reorganized as series of the Trust on January 17, 1997, and certain financial information for these Funds appearing in the Registration Statement for each of the five fiscal periods ended prior to October 1, 1996 was audited by Coopers & Lybrand L.L.P., the former independent accountants for these Funds. Coopers & Lybrand L.L.P.'s opinion and consent to the use of such information in the Registration Statement is incorporated by reference into the Registration Statement.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Financial statements for the Funds, as of June 30, 1997, for the fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, each dated August 15, 1997, are incorporated by reference from the Trust's two June 30, 1997 Annual Reports. One Annual Report (the "Retail Report") corresponds to the Class A, B and C Prospectus and the other (the "Institutional Report") corresponds to the Institutional Prospectus. The Trust's 1997 Annual Reports are on file with the SEC (Retail Report - filed on September 3, 1997, Accession No. 0001017062-97-001680; Institutional Report -filed on September 3, 1997, Accession No. 0001017062-97-001678).

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Portfolio Manager's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Portfolio Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

     CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1:   Issuers rated Prime-1 (or supporting institutions) have a
superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2:   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3:   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION

     CORPORATE AND MUNICIPAL BOND RATINGS

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA:   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A:    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B:   Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C:   The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D:   Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B:   Issues rated B are regarded as having only speculative capacity for timely payment.

     C:   This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D:   Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.